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STATEMENT OF ADDITIONAL INFORMATION

March 1, 2022

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the current Prospectus of each fund listed below (each, a “Fund” and collectively, the “Funds”), as such Prospectuses may be supplemented from time to time:

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End	Prospectus Date
Cohen & Steers Low Duration Preferred and Income Fund, Inc.	Low Duration Preferred and Income Fund	Class A/LPXAX Class C/LPXCX Class F/LPXFX Class I/LPXIX Class R/LPXRX Class Z/LPXZX	April 30	September 1, 2021

Cohen & Steers Alternative Income Fund, Inc.	Alternative Income Fund	Class A/DVFAX Class C/DVFCX Class F/DVVFX Class I/DVFIX Class R/DVFRX Class Z/DVFZX	October 31	March 1, 2022

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.	Preferred Securities and Income SMA Shares	PISHX	October 31	March 1, 2022

Cohen & Steers MLP & Energy Opportunity Fund, Inc.	MLP & Energy Opportunity Fund	Class A/MLOAX Class C/MLOCX Class F/MLOFX Class I/MLOIX Class R/MLORX Class Z/MLOZX	November 30	April 1, 2021

Cohen & Steers Global Infrastructure Fund, Inc.	Global Infrastructure Fund	Class A/CSUAX Class C/CSUCX Class F/CSUFX Class I/CSUIX Class R/CSURX Class Z/CSUZX	December 31	May 1, 2021, supplemented on January 11, 2022

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End	Prospectus Date

Cohen & Steers Global Realty Shares, Inc.	Global Realty Shares	Class A/CSFAX Class C/CSFCX Class F/GRSFX Class I/CSSPX Class R/GRSRX Class Z/CSFZX	December 31	May 1, 2021, supplemented on September 21, 2021

Cohen & Steers Institutional Realty Shares, Inc.	Institutional Realty Shares	CSRIX	December 31	May 1, 2021

Cohen & Steers International Realty Fund, Inc.	International Realty Fund	Class A/IRFAX Class C/IRFCX Class F/IRFFX Class I/IRFIX Class R/IRFRX Class Z/IRFZX	December 31	May 1, 2021, supplemented on September 21, 2021

Cohen & Steers Preferred Securities and Income Fund, Inc.	Preferred Securities and Income Fund	Class A/CPXAX Class C/CPXCX Class F/CPXFX Class I/CPXIX Class R/CPRRX Class Z/CPXZX	December 31	May 1, 2021, supplemented on December 10, 2021

Cohen & Steers Real Assets Fund, Inc.	Real Assets Fund	Class A/RAPAX Class C/RAPCX Class F/RAPFX Class I/RAPIX Class R/RAPRX Class Z/RAPZX	December 31	May 1, 2021

Cohen & Steers Real Estate Securities Fund, Inc.	Real Estate Securities Fund	Class A/CSEIX Class C/CSCIX Class F/CREFX Class I/CSDIX Class R/CIRRX Class Z/CSZIX	December 31	May 1, 2021

Cohen & Steers Realty Shares, Inc.	Realty Shares	Class A/CSJAX Class C/CSJCX Class F/CSJFX Class I/CSJIX Class L/CSRSX Class R/CSJRX Class Z/CSJZX	December 31	May 1, 2021

This SAI is incorporated by reference in its entirety into each Prospectus. Copies of the SAI, the Prospectuses and each Fund’s Annual and Semi-Annual Reports may be obtained free of charge by writing to the address or calling the phone number shown above or by visiting cohenandsteers.com.

STATEMENT OF ADDITIONAL INFORMATION

Each Fund is a diversified or non-diversified open-end management investment company, as indicated below, and is organized as a Maryland corporation on the following respective dates:

Fund	Diversification Status	Date of Incorporation
Low Duration Preferred and Income Fund	Diversified	September 2, 2015
Alternative Income Fund	Diversified	November 8, 2004
Preferred Securities and Income SMA Shares	Diversified	November 16, 2018
MLP & Energy Opportunity Fund	Non-diversified	July 8, 2013
Global Infrastructure Fund	Diversified	January 13, 2004
Global Realty Shares	Diversified	February 14, 1997
Institutional Realty Shares	Non-diversified	October 13, 1999
International Realty Fund	Diversified	November 23, 2004
Preferred Securities and Income Fund	Diversified	February 22, 2010
Real Assets Fund	Diversified	October 25, 2011
Real Estate Securities Fund	Non-diversified	July 3, 1997
Realty Shares	Non-diversified	April 26, 1991

Institutional Realty Shares is a no-load Fund that offers a single class of shares. Preferred Securities and Income SMA Shares is a “no-fee” Fund that also offers a single class of shares. Each other Fund is a Multi-class Fund and, except for Low Duration Preferred and Income Fund, Preferred Securities and Income Fund, Real Estate Securities Fund, and Realty Shares, offers five share classes. Low Duration Preferred and Income Fund, Preferred Securities and Income Fund and Real Estate Securities Fund each offer six share classes, as Class F shares are currently available for purchase only in these three funds. Realty Shares also offers six share classes, as Class L shares are only available for purchase in this fund.

Much of the information contained in this SAI expands on subjects discussed in each Fund’s Prospectus. No investment in the shares of a Fund should be made without first reading the Prospectus.

INVESTMENT STRATEGIES AND POLICIES

The following chart, which supplements the information in each Fund’s Prospectus, indicates some of the specific investments and investment techniques applicable to each Fund. Additional policies and restrictions (including total or net asset limitations) are described in the Prospectus and below in this SAI. See the applicable Fund’s Prospectus and Additional Information Regarding Fund Investments in this SAI for more information, including important risk disclosure about the investments and investment techniques applicable to your Fund.

Types of Investments	Low Duration Preferred and Income Fund	Alternative Income Fund	Preferred Securities and Income SMA Shares	MLP & Energy Opportunity Fund	Global Realty Shares	Institutional Realty Shares	International Realty Fund	Global Infrastructure Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares
Below Investment Grade Securities	✓	✓	✓	✓	✓			✓	✓	✓	✓
Borrowing for Investment Purposes	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Types of Investments	Low Duration Preferred and Income Fund	Alternative Income Fund	Preferred Securities and Income SMA Shares	MLP & Energy Opportunity Fund	Global Realty Shares	Institutional Realty Shares	International Realty Fund	Global Infrastructure Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares
Canadian Royalty Trusts		✓		✓				✓		✓
Cayman Subsidiary										✓
Cash Reserves	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Commodities				✓						✓
Companies in the Financials Sector	✓	✓	✓	✓					✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Credit Derivatives	✓	✓	✓	✓					✓	✓
Debt Securities	✓	✓	✓	✓				✓	✓	✓	✓
Energy Companies	✓	✓	✓	✓				✓	✓	✓
Exchange-Traded Notes		✓		✓						✓
Foreign Currency and Currency Hedging Transactions	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Gold and Other Precious Metals										✓
Healthcare Companies	✓	✓	✓						✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Industrial Companies	✓	✓	✓	✓				✓	✓	✓
Master Limited Partnerships		✓		✓				✓		✓
Natural Resource Companies		✓		✓						✓
Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Preferred Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Companies and Real Estate Investment Trusts	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Types of Investments	Low Duration Preferred and Income Fund	Alternative Income Fund	Preferred Securities and Income SMA Shares	MLP & Energy Opportunity Fund	Global Realty Shares	Institutional Realty Shares	International Realty Fund	Global Infrastructure Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Securities Lending	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Short Sales	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓
Swap Transactions	✓[1]	✓	✓[1]	✓[1]					✓[1]	✓
Telecommunications and Media Companies	✓	✓	✓	✓				✓	✓	✓
Utility Companies	✓	✓	✓	✓				✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

(1)	Excludes commodity swaps.

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

The following descriptions supplement the information set forth in the Prospectuses and in the table above relating to each Fund’s investments and risks. Except as otherwise provided in the Prospectuses or as discussed below, each Fund’s investment objective, strategies and investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its investment objective or policies without written notice to shareholders. In addition, shareholders will be provided with at least 60 days prior written notice of any change to a Fund’s “80%” investment policy as described in that Fund’s Prospectus (e.g., Real Estate Securities Fund’s policy of investing at least 80% of its total assets in income-producing common stocks and other equity securities issued by real estate companies, such as real estate investment trusts (“REITs”)).

BELOW INVESTMENT GRADE SECURITIES

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, Global Infrastructure Fund, Global Realty Shares, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund: The Fund may invest in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as “high yield” or “junk” securities. These securities are subject to a greater risk of default. The prices of these lower-grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities. Lower-grade securities tend to be less liquid than investment grade securities. The market values of lower-grade securities tend to be more volatile than investment grade securities. A security will be considered to be below investment grade if it is rated as such by one nationally recognized statistical rating organization (“NRSRO”) (for example, below Baa3 or BBB- by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”)) or, if unrated, are judged to be below investment grade by Cohen & Steers Capital Management, Inc. (the “Advisor”). Although a company’s senior debt rating may be, for example, BBB-, an underlying security issued by such company in which the Fund invests may have a lower rating. See Appendix B for a description of certain ratings.

Lower-rated securities, or equivalent unrated securities, may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher-quality debt securities, and a Fund’s ability to achieve its investment objective may, to the extent the Fund is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value (“NAV”) of the Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

BORROWING FOR INVESTMENT PURPOSES

For each Fund (other than Global Realty Shares and Real Assets Fund): The Fund may not borrow money, or pledge its assets, except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund’s total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund’s total assets will be repaid before any subsequent investments are made.

For Global Realty Shares: The Fund may not borrow money, except that it may borrow from banks to increase its holdings of portfolio securities in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund’s total assets.

For Real Assets Fund: The Fund may borrow money to the extent permitted by the Investment Company Act of 1940 (“1940 Act”), which provides that the Fund may borrow from a bank provided that immediately after any such borrowing, total assets (including the amount borrowed) less liabilities other than debt obligations represent at least 300% of outstanding debt obligations.

CANADIAN ROYALTY TRUSTS

For Global Infrastructure Fund, MLP & Energy Opportunity Fund, Alternative Income Fund and Real Assets Fund: The Fund may invest in Canadian royalty trusts. A Canadian royalty trust is a trust whose securities are listed on a Canadian stock exchange and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. These trusts generally pay out to unit holders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on a Canadian royalty trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. As a result of distributing the bulk of their cash flow to unit holders, the ability of a Canadian royalty trust to finance internal growth through exploration is limited. Therefore, Canadian royalty trusts typically grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.

CAYMAN SUBSIDIARY

For Real Assets Fund: The Real Assets Fund may invest up to 25% of its total assets in Cohen & Steers Real Assets Fund, Ltd., its wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest in commodity-linked derivative instruments, as described under “Commodities” and “Derivatives Transactions” below, and investments related to gold and precious metals as described under “Gold and Precious Metals” below.

Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in the Fund’s Prospectus and this SAI, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in the Fund’s Prospectus and in this SAI to investments by the Fund also may be deemed to include the Fund’s indirect investments through the Subsidiary.

The Subsidiary is not registered under the 1940 Act, and is not directly subject to its investor protections, except as noted in the Fund’s Prospectus or this SAI. However, the Subsidiary is wholly-owned and controlled by the Fund and managed by the Advisor. The Fund’s Board of Directors has oversight responsibility for the investment activities of the Fund, including its expected investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Advisor is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary.

Changes in the laws of the United States (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is incorporated), could prevent the Fund and/or the Subsidiary from operating as described in the Fund’s Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

CASH RESERVES

For each Fund: Each Fund’s cash reserves, in each case held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments and generally will not exceed 15% of a Fund’s total assets. If the Advisor has difficulty finding an adequate number of undervalued equity securities, all or any portion of a Fund’s assets may also be invested temporarily in money market instruments. Cash reserves in excess of 20% of a Fund’s total assets will be maintained for defensive purposes only. These limitations on cash reserves do not apply to cash set aside to satisfy any applicable margin or collateral requirements for a Fund’s derivative positions.

Money market instruments in which a Fund may invest its cash reserves may consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements (see “Debt Securities—U.S. Government Obligations” below regarding U.S. government obligations and “Repurchase Agreements” below regarding repurchase agreements); commercial paper rated by any NRSRO, such as Moody’s Investors Moody’s or S&P; certificates of deposit; bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds (see “Other Investment Companies”). A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank.

COMMODITIES

For Real Assets Fund and MLP & Energy Opportunity Fund: The Real Assets Fund gains exposure to commodities, either directly or through the Subsidiary, through commodity-linked derivative instruments such as commodity futures and forward contracts, commodity swaps agreements, options on commodity futures and structured notes linked to the value of commodities. Additional information on the Subsidiary is set forth under “Cayman Subsidiary” above. Additional information regarding specific commodity-linked derivatives is set forth under “Derivatives Transactions” below. The MLP & Energy Opportunity Fund gains exposure to commodities through its investment in master limited partnerships (“MLPs”) and related companies that operate in the energy sector. The Funds, either directly or through the Subsidiary for Real Assets Fund, may also gain exposure to commodities through investment in certain investment companies, including exchange-traded funds (“ETFs”), and other pooled investment vehicles that invest primarily in commodities or commodity-related instruments, and in exchange-traded notes (“ETNs”) linked to the value of commodities. The Real Assets Fund treats physically settled commodities contracts as cash-settled positions.

The prices of commodity-linked derivatives may move in different directions than investments in traditional equity and debt securities. For example, during periods of rising inflation, historically, debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically, the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to debt and equity securities.

Historically, the correlation between the quarterly investment returns of commodities and the quarterly investment returns of traditional financial assets such as stocks and bonds generally was negative. This inverse relationship occurred generally because commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

The reverse may be true during “bull markets,” when the value of traditional securities such as stocks and bonds is increasing. The Funds’ commodity-related investments may be expected not to perform as well as an investment in traditional securities. Over the long term, the returns on the Funds’ commodity-related investments are expected to exhibit low or negative correlation with stocks and bonds.

COMPANIES IN THE FINANCIALS SECTOR

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: Securities in which the Fund invests also may include securities of financial services companies. Companies in the financial services sector include commercial banks, industrial banks, insurance companies, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, real estate companies (including REITs) and companies providing similar services. The Funds may also have exposure to financial companies to the extent they are counterparties to the Funds’ derivative investments.

Events that affect the financial services sector will have a greater effect on these Funds than they would on a fund that is more widely diversified among a number of unrelated industries. For example, financial services companies can be significantly affected by availability and cost of capital and changes in interest rates, insurance claims activity and general economic conditions. Financial services companies are subject to extensive government regulations, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge and can have a significant impact on profitability. Losses resulting from financial difficulties of borrowers and declines in the value of assets can negatively impact the financial services industries.

The financial services sector is also subject to relatively rapid changes as a result of industry consolidation trends which may result in distinctions between different financial service segments (for example, banking, insurance and brokerage businesses) becoming less clear. In the recent past, the financial services sector has experienced considerable financial distress, which has led to the implementation of government programs designed to ease that distress.

CONVERTIBLE SECURITIES

For each Fund: Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

CREDIT DERIVATIVES

For Low Duration Preferred and Income Fund, Preferred Securities and Income SMA Shares, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Alternative Income Fund and Real Assets Fund: Credit derivative transactions include those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged. If a Fund is a buyer in a credit default swap agreement and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

CYBER SECURITY RISKS

For each Fund: With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the Advisor and Subadvisors) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. Successful cyber-attacks against, or security breakdowns of, the Fund, the Advisor, the Subadvisors (if applicable), or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Furthermore, as a result of breaches in cyber security or other operational and technology disruptions or failures, an exchange or market may close or issue trading halts on specific securities or an entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. While the Fund has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Each of the Fund, the Advisor and the Subadvisors (if applicable) may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting each Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

DEBT SECURITIES

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, Global Infrastructure Fund, Preferred Securities and Income Fund, MLP & Energy Opportunity Fund, Real Assets Fund and Real Estate Securities Fund: Each Fund may invest in debt securities (also referred to as “fixed-income” securities) to the extent described in its Prospectus.

Debt securities may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The value of debt securities may fluctuate based on changes in interest rates and the issuer’s financial condition. When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

Corporate Debt Obligations. The Funds may invest in investment grade or below investment grade U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its portfolio managers may consider (i) general economic and financial conditions; (ii) the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer’s country; and, (iii) other considerations deemed appropriate.

U.S. Government Obligations. The Funds may invest in U.S. government obligations. Obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.

Obligations of certain agencies and instrumentalities of the U.S. government are supported by the right of the issuer to borrow from the U.S. Treasury. Other obligations of certain agencies and instrumentalities of the U.S. government are supported only by the credit of the instrumentality. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover their investment from the U.S. government.

Mortgage-backed and Asset-backed Securities. Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Estate Securities Fund and Real Assets Fund may also invest in mortgage- and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies, as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not guaranteed.

Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.

When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.

Collateralized Mortgage Obligations (“CMOs”). Preferred Securities and Income SMA Shares,Low Duration Preferred and Income Fund, Alternative Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Estate Securities Fund and Real Assets Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually.

CMOs may be collateralized by whole mortgage loans but, are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. government, and their income streams. CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, an issuer issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Municipal Securities. Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund may invest in “Municipal Securities,” which includes debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax (“AMT”) liability and may have other collateral federal income tax consequences. The Funds do not anticipate meeting the requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to pass through the tax-free character of income from municipal securities to the Funds’ shareholders.

The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications.

Senior Secured Floating Rate Loans. Preferred Securities and Income SMA Shares,Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund may invest in senior secured floating rate loans (“Senior Loans”). Senior Loans generally are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower’s capital structure, pay interest at rates that are re-determined periodically on the basis of a floating base lending rate, such as the London Inter-bank Offered Rate (“LIBOR”), plus a premium. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Funds may invest in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk.

Senior Loans in which Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund may invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission (the “SEC”) or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Funds’ investments in Senior Loans will be more dependent on the analytical abilities of the Advisor than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Advisor may consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

Bank Instruments. Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund may invest in certificates of deposits, time deposits, and bankers’ acceptances from U.S. or foreign banks, including certificates of deposit (e.g., Eurodollar CDs) and time deposits (e.g., Eurodollar time deposits) of foreign branches of domestic banks. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

Inflation-Linked Fixed-Income Securities. Real Assets Fund and Alternative Income Fund may invest in inflation-linked fixed-income securities. Inflation-linked fixed-income securities are securities which have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. The market for TIPS may be less developed or liquid, and more volatile, than certain other securities markets. There can be no assurance that the inflation index used in these securities (i.e., the Consumer Price Index) will accurately measure the real rate of inflation. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal.

Such bonds may also be issued by or related to sovereign governments of developed countries, by countries deemed to be emerging markets, and inflation-linked bonds issued by or related to companies or other entities not affiliated with governments. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, in which prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

A Fund’s investments in inflation-linked debt securities can cause the Fund to accrue income for tax purposes without a corresponding receipt of cash, which, because no cash is received at the time of accrual, may require the Fund to sell assets (including when not advantageous to do so) to satisfy the Fund’s distribution requirements (see “Taxation” below).

ENERGY COMPANIES

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, Global Infrastructure Fund, Preferred Securities and Income Fund, MLP & Energy Opportunity Fund and Real Assets Fund: Energy companies in which the Funds may invest include companies in the discovery, development, production or distribution of energy or other natural resources, the development of technologies for the production or efficient use of energy and other natural resources, or the furnishing of related supplies or services. The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, exploration and production spending, the success of exploration projects, tax and other government regulations, weather or meteorological events, world events and economic conditions. The energy industries also may be affected by fluctuations in energy prices, energy conservation, exploration and production spending, government regulations, weather, world events and economic conditions.

EXCHANGE-TRADED NOTES

For MLP & Energy Opportunity Fund, Alternative Income Fund and Real Assets Fund: The Real Assets Fund may invest in ETNs linked to the value of commodities and the MLP & Energy Opportunity Fund may invest in ETNs linked to the value of master limited partnerships or master limited partnership indices. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

FOREIGN CURRENCY AND CURRENCY HEDGING TRANSACTIONS

For each Fund: In order to hedge against foreign currency exchange rate risks from adverse changes in the relationship between the U.S. dollar and foreign currencies (including to hedge against anticipated future changes which otherwise might adversely affect the prices of securities that the Fund intends to purchase at a later date), each Fund may enter into forward foreign currency exchange contracts (forward contracts), foreign currency futures contracts (foreign currency futures) and foreign currency swap agreements (foreign currency swaps), as well as purchase put or call options on foreign currencies, as described below. Preferred Securities and Income SMA Shares, Alternative Income Fund, Low Duration Preferred and Income Fund and Preferred Securities and Income Fund also may enter into options on currency futures contracts and are not limited to entering into currency transactions for hedging purposes. Each Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

A forward currency contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. A foreign currency future is an exchange-traded contract for the purchase or sale of a specified foreign currency at a specified price at a future date. A foreign currency swap is an agreement between two parties to exchange principal and interest payments on a loan made in one currency for principal and interest payments of a loan of equal value in another currency. The Fund may enter into a foreign currency forward contract, foreign currency futures contract or foreign currency swap, or purchase a currency option, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, the Fund may enter into a foreign currency forward contract, futures contract or swap or purchase a currency option in respect of a currency which acts as a proxy for a currency in which the Fund’s portfolio holdings or anticipated holdings are denominated. This second investment practice is generally referred to as “cross-hedging.” Because in connection with a Fund’s foreign currency transactions an amount of that Fund’s assets equal to the amount of that Fund’s current commitment will be segregated to be used to pay for the commitment, the Fund will always have cash or other liquid assets available that are sufficient to cover any commitments under these transactions. The segregated assets will be marked-to-market on a daily basis.

A Fund may enter into a forward contract to attempt to minimize the risk to that Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

A Fund may enter into exchange-traded foreign currency futures for the purchase or sale for future delivery of foreign currencies. U.S. exchange-traded futures are regulated by the Commodity Futures

Trading Commission (“CFTC”). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund’s portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date.

A Fund may enter into foreign currency swaps to shift its currency exposure from one currency to another currency. See “Swap Transactions” below regarding swap agreements.

A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and that Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to that Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

The successful use of foreign currency transactions will usually depend on the Advisor’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward contracts, foreign currency futures or may realize losses.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

For each Fund: Each Fund may purchase and sell financial futures contracts and options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities or instruments, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation may be accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

Each Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. In addition, a Fund may enter into foreign currency futures contracts as described under “Foreign Currency and Currency Hedging Transactions.”

At the time a Fund purchases or sells a futures contract, it will designate on its records cash or liquid portfolio securities it believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under the contract. Depending on the nature of the transaction, the amounts that are designated may be based on the notional value of the futures contract or on the daily mark-to-market obligation under the futures contract and may be reduced by amounts on deposit with the broker. Alternatively, a Fund may “cover” its position by owning an offsetting position, for example, holding the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by a Fund (or at a higher price if the difference is maintained in liquid assets with the Funds’ custodian).

Each Fund will be authorized to use financial futures contracts and related options for hedging and non-hedging purposes, for example to enhance total return or provide market exposure pending the investment of cash balances. A Fund may lose the expected benefit of transactions in financial contracts if currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in currency exchange rates or securities prices may also result in poorer overall performance than if a Fund had not entered into any futures transactions.

When purchasing stocks or bonds, the buyer acquires ownership in the security, however buyers of futures contracts are not entitled to ownership of the underlying asset until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying asset to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

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Price Limits. Some (not all exchanges have price change limits) futures exchanges impose on each futures contract traded on that exchange a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If the Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.

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Price Volatility. Despite the daily price limits on various futures exchanges, the price volatility of futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

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Marking-to-Market Futures Positions. The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited to the mark-to-market change in price from one day for any given futures contract. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Fund’s futures positions have declined in value, the Fund may be required to post additional margin to cover this decline. Alternatively, if the Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account. Futures contracts, when entered into directly by the Fund on a qualified board or exchange, as defined in the Code, are taxed on the “marked-to-market” basis applicable to section 1256 contracts (as defined below). To the extent Real Assets Fund invest in futures contracts indirectly through its Subsidiary, income from such contracts will be taxable to Real Assets Fund as ordinary income when it includes in its income its pro rata share of its Subsidiary’s income, as described in “Taxation—Investment in the Subsidiary” and “Taxation—Controlled Foreign Corporations.”

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Margin. In connection with futures contracts and options on futures contracts, a Fund (directly or through its Subsidiary) typically posts margin directly to a futures commission merchant (“FCM”), who is expected typically to re-hypothecate the margin to an exchange or clearinghouse. Prior to re-hypothecation, such margin may be held by the FCM in commingled accounts with margin from other clients of the FCM. The margin maintained by the FCM is not subject to the regulatory protections provided by bank custody arrangements. If margin is posted to the FCM and re-hypothecated, neither the Fund nor the FCM to whom the margin was posted will have custody of the margin. If margin posted by the Fund is not maintained with the Fund’s custodian, the Fund is fully exposed to the fraud and unsecured credit risk of the FCM to whom the margin is posted.

For Real Assets Fund and MLP & Energy Opportunity Fund: The Funds, either directly or through the Subsidiary for Real Assets Fund, may also purchase and sell commodity futures contracts and can hold substantial positions in such contracts. The Funds’ investments in commodity futures contracts and related instruments may involve substantial risks. Some of the special characteristics and risks of these investments are described below.

Commodity futures contracts are agreements between two parties. One party agrees to buy a commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made. Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

In the commodity futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts. That is, the Fund’s obligation is to the clearinghouse, and the Fund will look to the clearinghouse to satisfy the Fund’s rights under the futures contract.

Options on Securities, Futures and Stock Indexes

For each Fund: Each Fund may write covered call and put options and purchase call and put options on securities, stock indices or futures contracts (in the case of Real Assets Fund only). The Real Assets Fund may also purchase and write call and put options on commodities futures contracts. In addition, Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund may enter into over-the-counter put and call options on securities and baskets of securities, indexes and other financial instruments.

An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy (in the case of a call option) a specified security or futures contract, as applicable, or to sell (in the case of a put option) a specified security from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

A Fund, other than Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund, which are not required to cover written call options as discussed herein, may write a call or put option only if the option is “covered.” A call option on a security written by a Fund is covered if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if a Fund owns a call option on the same security and in the same principal amount as the call option written where the exercise price of the call option held (a) is equal to or less than the exercise price of the call option written or (b) is greater than the exercise price of the call option written if the difference is maintained by that Fund in cash or liquid portfolio securities in a segregated account with its custodian. A put option on a security written by a Fund is “covered” if that Fund maintains similar liquid assets with a value equal to the exercise price designated as segregated at its custodian, or else owns a put option on the same security and in the same principal amount as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of a Fund, and a Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase. Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund are not subject to these limitations.

A Fund, other than Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund, will cover call options on stock indices by owning securities whose price changes, in the opinion of the Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, that Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A Fund will receive a premium for writing a put or call option, which will increase the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a Fund has written a call option falls or remains the same, that Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of any portfolio securities underlying the option. A rise in the value of the security or index underlying a call option written by a Fund, exposes that Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, a Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of any portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing put options on securities or indices will increase a Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a Fund’s investments does not decline as anticipated, that Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of that Fund’s security holdings being hedged.

A Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, a Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when that Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position, and for certain options not on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability.

Risks of Derivatives Transactions

For each Fund: “Derivatives Transactions” as discussed in this SAI include, as applicable to each Fund, options; futures contracts and options thereon; interest rate transactions, such as swaps, caps, floors or collars; credit transactions; swaps; forward contracts; and structured investments. For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund, Derivatives Transactions include transactions that combine features of the Derivatives Transactions described in this SAI and other types of derivatives, structured and similar instruments which are not currently available, but which may be developed in the future. Derivatives Transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of Derivatives Transactions the Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. A Fund could experience severe losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of Derivatives Transactions also is subject to the ability of the Advisor or, if applicable, the Subadvisors (as defined below) to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the securities, currency, interest rate or other reference asset underlying the Derivatives Transactions. Derivatives Transactions entered into to seek to manage the risks of a Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. For example, the use of currency instruments for hedging purposes may limit gains from a change in the relationship between the U.S. dollar and foreign currencies. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be larger than the gain in a portfolio position being hedged), may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Fund can realize on an investment, or may cause a Fund to hold a security that it might otherwise sell. Amounts paid by a Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes. To the extent Derivatives Transactions would be deemed to be illiquid, they will be included in the maximum limitation of 15% of net assets invested in restricted or illiquid securities.

The use of currency transactions can result in a Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.

Derivatives Transactions are also subject to regulatory risk. U.S. regulators, the European Union and certain other jurisdictions have adopted and continue to implement legislative and regulatory reforms that have resulted in new regulation of the derivatives markets, including clearing, margin, capital and reporting requirements. For example, such rules require certain Derivatives Transactions, including certain interest rate swaps and certain index credit default swaps, to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for a Fund. In addition, the U.S. government and the EU have adopted mandatory minimum margin requirements for uncleared derivatives, which impose minimum margin requirements on Derivatives Transactions between a Fund and its derivative counterparties and may increase the amount of margin a Fund is required to provide (and the costs associated with providing it). These rules also impose regulatory requirements on the types of collateral that may be provided and the timing of transferring margin, among other things. It is expected that these regulations will have a material impact on the Funds’ use of uncleared derivatives.

The SEC recently adopted Rule 18f-4 under the 1940 Act relating to a registered investment company’s use of derivatives and certain financing transactions (such as reverse repurchase transactions) that could potentially require a Fund to observe more stringent requirements than are currently imposed by the 1940 Act. Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until August 2022. As a Fund comes into compliance, the approach to asset segregation and coverage requirements described in this SAI will be impacted.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

New regulatory requirements may also limit the ability of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). In addition, regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity.

Legislative and regulatory measures may reduce the availability of some types of derivative instruments, may increase the cost of trading in or maintaining other instruments or positions, may impact credit and counterparty risks, and may cause uncertainty in the markets for a variety of derivative instruments, any or all of which could adversely affect the value or performance of the Fund. While legislative and regulatory measures may provide protections for some market participants, they are evolving and still being implemented and their effects on derivatives market activities cannot be reliably predicted.

A Fund will be subject to credit risk with respect to the counterparties to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased and cleared on established exchanges and clearinghouses or, as described herein, through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist.

In a transaction that is centrally cleared, the Fund’s counterparty is a clearinghouse so the Fund is subject to the credit risk of the clearinghouse and the member of the clearinghouse (the “clearing member”) through which it holds its position. Credit risk of market participants with respect to such derivatives is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. In addition, if a clearing member does not comply with applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Each party to a derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Additionally, participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Among other trading agreements, the Funds are each, separately and not jointly, a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern OTC derivative transactions entered into by the Funds. The ISDA Agreements typically include representations and warranties as well as contractual terms related to events of default and termination events. Termination events may include the decline in the net assets of a Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. On the other hand, the bankruptcy or insolvency of the counterparty may allow a Fund to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty, and the relevant ISDA Agreement may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of an ISDA Agreement will be enforceable, including, for example, when bankruptcy or insolvency laws (such as those described above) impose restrictions on or prohibitions against the right of offset obligations. Additionally, the netting and close out provisions of an ISDA Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. OTC derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies, or errors in the documentation relating to a derivative transaction lead to a dispute with the counterparty or unintended investment results. There is no limit on the amount of a Fund’s assets that can be put at risk through the use of futures contracts and the value of a Fund’s futures contracts and options thereon may equal or exceed 100% of that Fund’s total assets.

The Advisor is registered with the CFTC as a commodity pool operator (“CPO”), however, with respect to each Fund other than the Real Assets Fund (each, an “eligible Fund” and collectively, the “eligible Funds”) the Advisor has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to CFTC Rule 4.5 (the “exclusion”). Accordingly, the Advisor (with respect to the eligible Funds) is not subject to registration or regulation as a “commodity pool operator” under the Commodity Exchange Act. To remain eligible for the exclusion, each of the eligible Funds will be limited in its ability to use certain financial instruments regulated under the Commodity Exchange Act (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that an eligible Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Advisor may be required to register as a CPO with respect to that Fund. The Advisor’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each eligible Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Advisor’s intention to operate the Fund in a manner that would permit the Advisor to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Advisor becomes unable to rely on the exclusion and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

The Advisor is registered with the CFTC as a CPO with respect to the Real Assets Fund and the Subsidiary.

FOREIGN (NON-U.S.) SECURITIES

For each Fund: Each Fund may invest in foreign (non-U.S.) securities as described in its Prospectus. Investing in securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding or other taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets and exchanges may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations which could extend settlement periods.

Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability; and

•	diplomatic developments that could affect investments in those countries.

Continuing uncertainty as to the status of the Euro and the European Monetary Union and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the European Union (“EU”) could have significant adverse effects on currency and financial markets, and on the values of a Fund’s investments. On January 31, 2020, the UK withdrew from the EU (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (“TCA”), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework, including how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Each Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and similar depositary receipts. ADRs, typically issued by a financial institution (a depositary), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, GDRs, in bearer form, are designated for use outside the United States. Ownership of ADRs and GDRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market liquidity, currency, political, information and other risks. Income and gains earned by a Fund in respect of foreign securities may be subject to foreign withholding and other taxes, which will reduce the Fund’s return on such securities.

Greater China. A Fund may purchase or obtain investment exposure to renminbi-denominated securities traded on exchanges located in the People’s Republic of China (“PRC”), such as equity securities traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”), through a variety of mutual market access programs (collectively, “China Connect”) that enable foreign investment in PRC exchange-traded securities via investments made in Hong Kong or other locations that may in the future have China Connect programs with the PRC. Examples of China Connect programs include the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect Program. The Fund may also invest indirectly in China A-Shares through China A Shares Access Products (“CAAPs”), such as participatory notes, and/or through collective investment schemes directly investing in China A-Shares through qualified foreign institutional investors (“QFIIs”) or Renminbi QFIIs (“RQFIIs”). The Fund may also invest in other investments including “H shares” of companies incorporated in Mainland China and listed on the Hong Kong Stock Exchange and other foreign exchanges. Trades do not cross between the Shanghai and Shenzhen stock exchanges and a separate broker is assigned for each exchange. If a Fund rebalances across both exchanges, the Fund must trade out of stocks listed on one exchange with a broker and trade into stocks on the other exchange with a separate broker. As a result, the Fund may incur additional fees. Additionally, a Fund may also invest in Chinese companies that use a structure known a variable interest entity (“VIE”) to address the PRC’s restrictions on direct foreign investment in Chinese companies operating in different sectors. A Fund may invest in VIEs through a holding company domiciled outside of the PRC (“Holding Company”) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than through equity ownership. The VIE (which a Fund is restricted from owning under the laws of the PRC) is generally owned by Chinese nationals, and the holding company (in which the Fund invests) holds only contractual rights (other than equity ownership) relating to the VIE, typically including a contractual claim on the VIE’s profits. Shares of the Holding Company, in turn, are traded on exchanges outside of the PRC and are available to non-Chinese investors such as a Fund.

Investments in Chinese securities are subject to various risks. In particular, the PRC exchanges have lower trading volumes, the market capitalizations of companies listed on these exchanges are generally smaller, the securities listed on these exchanges are less liquid and may experience materially greater volatility, and government supervision and regulation of the PRC securities markets are less developed than in the United States and other developed markets. The PRC government continues to exercise significant control over the PRC’s economy, and any changes to existing policies and new reform-oriented policies and measures, which are often unprecedented or experimental, could negatively impact the Fund’s investments in Chinese securities. The PRC government has frequently and significantly intervened in domestic securities markets, in particular the markets for China A-Shares, and may do so in the future. These interventions may be introduced suddenly and in response to market conditions. Measures have included price supports, bans on short selling and limits and bans on selling securities in general. These measures may not have the desired effect and may have a negative impact on a Fund’s PRC investments. As a result of these measures, from time to time, a Fund may not be able to sell securities of PRC companies at the desired time or price, and quoted prices for securities of PRC companies may not reflect actual market prices. The PRC government has also implemented, and may implement in the future, various measures to control inflation, which if unsuccessful, may negatively impact the PRC economy.

The PRC legal system is still developing, and laws, regulations (including those allowing QFIIs to invest in China A-Shares), government policies and the political and economic climate in the PRC may change with little or no advance notice. Any such change could adversely affect market conditions. For example, while the VIE structure is a longstanding practice in the PRC, until recently, such arrangements had not been formalized under the laws of the PRC. In late 2021, the PRC government signaled its interest in implementing filing requirement rules that both affirm the legality of VIE structures and regulate them. How these filing requirements will operate in practice, and what will be required for approval, remains unclear. While there is optimism that these actions will reduce uncertainty over PRC actions on VIEs, there is also caution given how unresolved the process is. Until these rules are finalized and potentially afterwards depending on how they are implemented, there remains significant uncertainty associated with VIE investments. In the event the PRC government chooses to no longer tolerate VIE structures, the Chinese operating company could become subject to penalties, revocation of its business and operating license, or forfeiture of ownership interests. Further, the QFII rules provide the China Securities Regulatory Commission and the State Administration of Foreign Exchange of China wide discretion to interpret them, leaving a considerable amount of uncertainty. The application of the tax laws and regulations of the PRC to income, including capital gains, derived from certain investments of a Fund remains unclear, and may well continue to evolve, possibly with retroactive effect. Any taxes imposed on the investments of the Fund pursuant to such laws and regulations will reduce the Fund’s overall returns. Some PRC companies may have less-established shareholder governance and disclosure standards. Moreover, a Fund will typically have little or no ability to influence VIE through proxy voting or other means because it is not a VIE owner/shareholder. In case of dispute between a Holding Company and the Chinese owners of the VIE, the Holding Company’s contractual claims with respect to the VIE may be unenforceable in the PRC, limiting the remedies and rights of Holding Company investors such as a Fund. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual agreements, is subject to legal proceedings, or if any physical instruments such as seals, business registration certificates, financial data and licensing agreements (commonly referred to as “chops”) are used without authorization. In the event of such an occurrence, a Fund, as a foreign investor, may have little to no legal recourse. Accounting, auditing, financial and other reporting standards, practices and disclosure requirements applicable to PRC companies are different, sometimes in fundamental ways, from those applicable to companies in the United States and other developed markets.

GOLD AND OTHER PRECIOUS METALS

For Real Assets Fund: The Real Assets Fund seeks to gain exposure to gold and other precious metals, either directly or through its Subsidiary, through investments in bullion (e.g., bars and coins) and precious metal futures and forwards. The Real Assets Fund, either directly or through the Subsidiary, may also invest in ETFs and other pooled investment vehicles that invest in gold and other precious metals and related instruments, and structured or exchange-traded notes whose interest and/or principal payments are linked to the price of gold and other precious metals. The Real Assets Fund currently expects that the majority of its precious metals exposure will be to gold.

Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals.

HEALTHCARE COMPANIES

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund and Preferred Securities and Income Fund: Healthcare companies in which the Fund may invest encompass two main groups. The first group includes companies that manufacture health care supplies or provide health care-related services, including distributors of products, providers of basic health care services and owners and operators of care facilities and organizations. The second group includes companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. Events affecting the health care industries include technological advances that make existing products and services obsolete, and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and private payment systems, such as increased use of managed care arrangements or price controls, are risks in investing in the health care industries.

ILLIQUID SECURITIES

For each Fund: Each Fund may invest in illiquid securities. A Fund will not invest in illiquid securities if immediately after such investment more than 15% of that Fund’s net assets (taken at market value) would be invested in such securities. For this purpose, illiquid investments are generally investments that a Fund cannot reasonably expect to be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, (the “Securities Act”), and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. The Funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers, which generally creates a more liquid market for securities eligible for resale under Rule 144A than other types of restricted securities. Similarly, Regulation S of the Securities Act provides an exclusion from the registration requirements of the Securities Act for offerings made outside of the U.S. by both U.S. and foreign issuers. A securities offering, whether public or private, made by an issuer outside of the U.S. in reliance on Regulation S need not be registered under the Securities Act.

The Advisor will monitor the liquidity of restricted securities in a Fund’s portfolio, under the supervision of the Fund’s Board of Directors. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

INDUSTRIAL COMPANIES

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, Global Infrastructure Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: Industrial companies that the Funds may invest in include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. These companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services. A company is in industrial products, services or equipment industries if at the time of investment it is determined that at least 50% of the company’s assets, revenues or profits are derived from these industries.

The industrial products, services and equipment industries can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

MASTER LIMITED PARTNERSHIPS

For Alternative Income Fund, Global Infrastructure Fund, MLP & Energy Opportunity Fund and Real Assets Fund: The Fund may invest in equity securities of master limited partnerships (“MLPs”), and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be taxed in a manner similar to certain MLPs for federal income tax purposes. As in the case of MLPs that are treated as partnerships for U.S. federal income tax purposes, LLCs that are also so treated do not pay federal income tax at the entity level. LLCs may be required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there may less frequently be incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or an MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP i-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP i-units. Distributions by MLPs to i-unit holders are made in the form of additional i-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the i-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

NATURAL RESOURCE COMPANIES

For MLP & Energy Opportunity Fund, Alternative Income Fund and Real Assets Fund: The Fund will gain exposure to natural resources by investing in U.S. and non-U.S. companies with substantial natural resource assets or whose business activities are related to natural resource asset. Natural resources may include materials with economic value that are derived from natural sources, either directly or indirectly, such as precious metals (e.g., gold, platinum, palladium or silver), non-precious metals (e.g., copper, zinc, or iron ore), fuels (e.g., oil, natural gas or coal), minerals, timber and forestry products, food and agricultural products (e.g., fertilizer) farm machinery and chemicals. Natural resource companies will primarily be involved in exploring, mining, extracting, producing, processing, transporting, or otherwise develop or provide goods and services with respect to, a natural resource. Natural resource companies may also include companies which provide services to such companies, (e.g., equipment manufacturers).

The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as government regulation, coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies in if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

OTHER INVESTMENT COMPANIES

For each Fund: The Fund may invest in securities of other open- or closed-end investment companies, including registered investment companies that are ETFs, to the extent permitted by the 1940 Act. ETFs and many closed-end funds trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. Most ETFs hold a portfolio of common stocks or bonds designed to track the performance of a securities index, including industry, sector, country and region indexes, but an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF.

The Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which may also be commonly referred to as “exchange traded funds” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s or vehicle’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies or vehicles. In addition, the securities of other investment companies or pooled vehicles may be leveraged and will therefore be subject to leverage risks (in addition to other risks of the investment company’s or pooled vehicle’s strategy). The Fund will also incur brokerage costs when purchasing and selling shares of ETFs, closed-end funds and other pooled vehicles.

An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent the Fund invests in shares of another fund, Fund shareholders would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations.

The SEC adopted Rule 12d1-4, which permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions, rescinded certain SEC exemptive orders permitting investments in excess of the statutory limits and withdrew certain related SEC staff no-action letters effective January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1), which could affect the Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

PREFERRED SECURITIES

For each Fund: There are two basic types of preferred securities: traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Advisor also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional preferred securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Hybrid-preferred securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust preferred securities (TRUPS®); enhanced trust preferred securities (Enhanced TRUPS®); trust-originated preferred securities (TOPrS®); monthly-income preferred securities (MIPS®); quarterly-income bond securities (QUIBS®); quarterly-income debt securities (QUIDS®); quarterly-income preferred securities (QUIPSSM); corporate trust securities (CorTS®); public income notes (PINES®); and other hybrid-preferred securities.(1)

Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the dividends-received deduction (“DRD”) or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common

(1)

TOPrS is a registered service mark of Merrill Lynch & Co., Inc. MIPS and QUIDS are registered service marks, and QUIPS is a service mark, owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley & Co. Incorporated. TRUPS, CorTS and PINES are registered service marks owned by Citigroup Global Markets Inc.

stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

Contingent Capital Securities. In some cases, debt and traditional and hybrid preferred securities can include loss absorption provisions that make the securities more like equity—these securities are generally referred to as contingent capital securities (sometimes referred to as “CoCos”). This is particularly true in the financial sector, the largest preferred issuer segment.

In one version of a CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be adjusted downward to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another version of a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the Fund’s standing in a bankruptcy. In addition, some such instruments also provide for an automatic write-down if the price of the common stock is below the conversion price on the conversion date.

An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors.

Convertible Preferred Securities. Some preferred securities, generally known as convertible preferred securities, provide for an investor option to convert their holdings into common shares of the issuer. These securities may have lower rates of income than other preferred securities, and the conversion option may cause them to trade more like equities than typical fixed income instruments.

Floating Rate Securities. The Funds may invest, and Low Duration Preferred and Income Fund and Preferred Securities and Income Fund may invest up to 100% of their total assets, in floating rate preferred securities, which provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

REAL ESTATE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS

For each Fund: Each Fund may invest significantly in the securities of real estate companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company also may have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to these properties may be limited.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

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Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

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Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

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Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions.

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Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including Federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis.

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Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

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Insurance Issues. Certain real estate companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles.

•	Credit Risk. Real estate investment trusts REITs may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively.

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Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.

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Smaller Companies. Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks.

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REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company.

For each Fund (other than Global Infrastructure Fund): Each Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of a Fund’s investments in REITs will consist of securities issued by equity REITs.

In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, U.S. REITs could possibly fail to qualify for pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REPURCHASE AGREEMENTS

For each Fund: Each Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which an investor, such as a Fund, purchases a U.S. government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. In such a case, the security is held by that Fund, in effect, as collateral for the repurchase obligation. Repurchase agreements may be entered into with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. government securities. Repurchase agreements usually have a short duration, often less than one week. In entering into the repurchase agreement for a Fund, the Advisor will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, a Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

SECURITIES LENDING

For each Fund: Each Fund may lend portfolio securities to broker/dealers or other institutions. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

SERVICE PROVIDERS RISK

For each Fund: Each Fund may be subject to credit risk with respect to its custodian as well as any sub-custodian in the Fund’s custodian’s global network. The Funds could be adversely affected in the event of a custodian’s or sub-custodian’s bankruptcy, financial insolvency or financial distress. Even if a Fund’s custodian or sub-custodian does have sufficient assets to meet all claims, which may not always be the case, there could still be a delay before the Fund receives assets to satisfy that Fund’s claims. Market fluctuations during any period of delay could adversely affect the performance of a Fund if the Fund is unable to dispose of a security being held by the custodian. In addition, in the event of the insolvency or bankruptcy of the Funds’ administrator, transfer agent or custodian there are likely to be operational and other delays and additional costs and expenses associated with changes in service provider arrangements that could adversely affect the Funds. The Funds could also be adversely affected by the misfeasance of their custodian, sub-custodians, or other service providers. Each Fund is also subject to the risk of loss caused by inadequate procedures and controls, human error, and system failures by a service provider to it or an issuer of a portfolio security, each of which may negatively affect that Fund’s performance. In addition, a service provider may be unable to provide a NAV for a Fund or share class on a timely basis.

SHORT SALES

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Estate Securities Fund: Each Fund may enter into short sales, provided the dollar amount of short sales at any one time would not exceed 25% of the net assets of that Fund, and the value of securities of any one issuer in which a Fund is short would not exceed the lesser of 2% of the value of a Fund’s net assets or 2% of the securities of any class of any issuer. A Fund must designate collateral consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked-to-market daily. If a Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as short sales against the box), the above requirements are not applicable. These restrictions do not limit a Fund’s ability to take short positions through transactions other than short sales, such as futures, swaps or other derivatives.

For Realty Shares: The Fund may enter into short sales, provided the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and in equal amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), and provided that not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time.

For Real Assets Fund: The Fund may enter into short sales, including short sales against the box.

SWAP TRANSACTIONS

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: The Fund may, but is not required to, use, without limit, various Swap Transactions described in this SAI and in the Fund’s Prospectus to seek to generate return, facilitate portfolio management and mitigate risks. Although the Advisor may seek to use these kinds of transactions to further the Fund’s investment objective(s), no assurance can be given that they will achieve this result.

Swap agreements are two party over-the-counter contracts entered into primarily by institutional investors that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of credit default swaps or securities representing a particular index. The “notional amount” of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Caps and floors have an effect similar to buying or writing options.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a “net basis.” Thus, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

Specific swap agreements include foreign currency swaps (discussed above under “Foreign Currency Transactions and Currency Hedging Transactions”); index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; and total return swaps (including equity swaps).

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Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

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Credit Default Swap Transactions (Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund only). Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

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Total Return Swap Transactions (Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund only). In a total return or “equity” swap agreement, one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying reference asset of a total return swap may include an individual security, an equity index, loans or bonds.

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Commodity Swap Transactions (Real Assets Fund only). The Fund may invest in total return swaps to gain exposure to specific commodities or the overall commodity markets. A total return commodity swap is an agreement to make payments of the price appreciation from a specified commodity, basket of commodities or commodity index during the specified period, in return for payments equal to a fixed or floating rate of interest or the price appreciation from another specified commodity, basket of commodities or commodity index. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant commodity, basket of commodities or commodity index increases, but receive payments from the other party if the value of that commodity, basket of commodities or commodity index decreases. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. The Fund may enter into exchanges for risk (“EFRs”), in which a position in a futures contract is exchanged for an over-the-counter swap, (or an over-the-counter swap is exchanged for a futures contract) with a commodity broker in accordance with exchange rules.

Additional Derivatives Transactions

Structured Notes (Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund only). Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or commodities, an index of securities or commodities or specified interest rates, or the differential performance of two assets or markets. When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indexes or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured notes may not have an active trading market.

Commodity Forward Contracts (Real Assets Fund only). A commodity forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

TELECOMMUNICATIONS AND MEDIA COMPANIES

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, Global Infrastructure Fund, Preferred Securities and Income Fund and Real Assets Fund: The Funds may invest in telecommunications companies, which are companies principally engaged in the development, manufacture, or sale of communications services or communications equipment or provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media. Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund and Preferred Securities and Income Fund may also invest in media companies, which are companies that invest in, create, own, and distribute various forms of printed, visual, audio, and interactive content, as well as information databases that they sell or lease to others. Examples include the Internet, newspaper, magazine, and book publishers, movie and television studios, advertising agencies, radio and television broadcasters, as well as cable television and direct satellite broadcast system operators. Risks of investing in the telecommunications and media sector includes many of the risks of investing in the utilities sector, including government regulation of rates of return and services that may be offered. Telecommunications products and services also may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition and strong market reactions to technological development.

UTILITY COMPANIES

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, Global Infrastructure Fund, Preferred Securities and Income Fund, MLP & Energy Opportunity Fund and Real Assets Fund: Utility companies in which the Funds may invest generally are involved in the generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; or production, transmission or distribution of oil or natural gas. Global Infrastructure Fund and MLP & Energy Opportunity Fund, Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund may invest significantly in securities of utility companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Investing in the utility sector includes the following risks:

•	high interest costs in connection with capital construction and improvement programs;

•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

•	governmental regulation of rates charged to customers;

•	costs associated with compliance with and changes in environmental and other regulations;

•	effects of economic slowdowns and surplus capacity;

•	increased competition from other providers of utility services;

•	inexperience with and potential losses resulting from a developing deregulatory environment;

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costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers;

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effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;

•	technological innovations that may render existing plants, equipment or products obsolete; and

•

potential impact of terrorist activities on utility companies and their customers and the impact of natural or man-made disasters, including events such as the blackout that affected electric utility companies in many Mid-Atlantic and Midwest states in 2003 or recent wildfires in California.

Issuers in the utility sector may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric or gas utility as well as its expenses.

WARRANTS AND RIGHTS

For each Fund: Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of any money invested in their acquisition.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings and ongoing arrangements to make available such information to the general public and to certain persons on a selective basis. Except as noted below, the Funds do not provide portfolio holdings to any third party until they are made available on the Cohen & Steers website at cohenandsteers.com or through some other means of public dissemination. Disclosure of a Fund’s complete holdings are required to be made monthly on Form N-PORT no later than 30 days after the end of each month, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. In addition, pursuant to policies and procedures approved by the Board of Directors of each Fund, each Fund posts a preliminary list of portfolio holdings on the website quarterly, no earlier than 15 days after the end of each calendar quarter. One day after the full holdings have been published, employees of the Advisor or a Subadvisor (if applicable) may freely distribute them to third parties. This information remains available until a Fund files a publicly available report on Form N-PORT or Form N-CSR for the period that includes the date as of which the information is current. In addition to information on portfolio holdings, other Fund statistical information may be found on the Cohen & Steers Funds’ website or by calling 800-330-7348.

Pursuant to the Funds’ portfolio holdings disclosure policies and procedures, the following are exceptions to the general rule that holdings are not disclosed to third parties until posted to the website:

1. Each Fund’s portfolio holdings may be disclosed prior to public release to certain third parties (e.g., rating and ranking organizations, financial printers, pricing information vendors and other research firms) for legitimate business purposes. Disclosure is conditioned on receipt of a written confidentiality agreement, including an agreement not to trade on the basis of the information disclosed. The portfolio holdings may be disclosed to such third parties on an as-needed basis and such disclosure must be authorized by the President and Chief Executive Officer, Chief Compliance Officer, Chief Financial Officer, secretary, assistant secretary, treasurer or assistant treasurer of the Fund after the receipt of an executed confidentiality agreement. Under these circumstances, the Fund’s portfolio holdings may be disclosed, without limitation, to the following third parties: Bloomberg, Broadridge, Inc., Donnelley Financial Solutions, ICE Data Services, Institutional Shareholder Services, Inc., Investment Company Institute, Eze Software Group, Moody’s, S&P, Refinitiv, Factset, Morningstar and MSCI. The third parties listed are as of December 31, 2021 and are subject to change.

2. Each Fund’s portfolio holdings may also be disclosed between and among each Fund’s Advisor, Subadvisors (if applicable), Distributor (as defined below), administrator, co-administrator, custodian, independent registered public accounting firm and outside legal counsel for legitimate business purposes within the scope of their official duties and responsibilities, subject to their continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics and the Inside Information Policies and Procedures applicable to the Advisor, Distributor and administrator, and as imposed on the other parties by agreement or under applicable laws, rules and regulations.

3. Each Fund’s Advisor, Subadvisors (if applicable), administrator, co-administrator or custodian may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with such broker-dealers, subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning a Fund’s portfolio holdings.

4. Each Fund may provide certain information (other than complete portfolio holdings) related to its portfolio holdings or derived from its portfolio holdings to the media so long as the Funds’ Chief Compliance Officer, or his or her designated representative, determines that the Fund has a legitimate business purpose for disclosing the information and the dissemination cannot be reasonably seen to give the recipient of such information an advantage in trading Fund shares or in any other way harm the Fund or its shareholders. Such information may include a small number of portfolio holdings (including information that the Fund no longer holds a particular security) or general information about the Fund’s portfolio holdings that cannot be used to determine the Fund’s portfolio holdings or any portion thereof. Information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the Fund or is contrary to applicable law.

5. Fund portfolio holdings may also be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with a lawsuit, or (3) as required by court order.

6. In certain circumstances, Cohen & Steers may provide Fund portfolio holdings information on an accelerated basis outside of an ongoing arrangement. For example, from time to time Cohen & Steers may receive requests for proposals (“RFPs”) from consultants or potential clients that request information about a Fund’s holdings on an accelerated basis. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. The RFP will include a confidentiality legend stating that the information contained in the RFP is confidential and the recipient agrees not to trade on such information. Any information will only be provided in cases where Cohen & Steers has reason to believe that the data will be used only for legitimate business purposes.

7. Cohen & Steers occasionally may work with a transition manager to move a large account into or out of a Fund. To reduce the impact to the Fund, such transactions may be conducted on an in-kind basis using shares of portfolio securities rather than cash. Cohen & Steers may provide accelerated portfolio holdings disclosure to the transition manager with little or no lag time to facilitate such transactions, but only if the transition manager enters into an appropriate confidentiality agreement.

Each Fund may from time to time post portfolio holdings on the Cohen & Steers website on a more timely basis than 15 days after calendar quarter-end if warranted by market conditions or other circumstances.

INVESTMENT RESTRICTIONS

The investment objective(s) and the principal investment strategies and investment techniques of each Fund are described in each Fund’s Prospectus. Each Fund has also adopted certain investment restrictions limiting the following activities, except as specifically authorized.

FUNDAMENTAL POLICIES

The following restrictions have been adopted as fundamental policies by the Funds, as specified below. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as defined under the 1940 Act, to mean the lesser of (1) 67% or more of the shares present at a meeting of shareholders of a Fund, if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of a Fund.

Borrowing

For each Fund (other than Global Realty Shares and Real Assets Fund): The Fund may not borrow money, or pledge its assets, except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund’s total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund’s total assets will be repaid before any subsequent investments are made.

For Global Realty Shares: The Fund may not borrow money, except that it may borrow from banks to increase its holdings of portfolio securities in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund’s total assets.

For Real Assets Fund: The Fund may borrow money to the extent permitted by the 1940 Act, which provides that the Fund may borrow from a bank provided that immediately after any such borrowing, total assets (including the amount borrowed) less liabilities other than debt obligations represent at least 300% of outstanding debt obligations.

Senior Securities

For each Fund (other than Realty Shares): The Fund may not issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction.

For Realty Shares: The Fund may not issue any senior securities, except to the extent permitted by the 1940 Act.

Underwriting

For each Fund (other than Realty Shares): The Fund may not act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities.

For Realty Shares: The Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

Real Estate

For Global Realty Shares and Real Estate Securities Fund: The Fund may not purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, Global Infrastructure Fund, Institutional Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: The Fund may not purchase or sell real estate or mortgages on real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages acquired on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

For Realty Shares: The Fund may not purchase or sell real estate, except that the Fund may purchase securities issued by companies in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities.

Commodities and Commodity Futures Contracts:

For purposes of the investment restrictions below, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity futures contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity futures contracts for purposes of the below restrictions.

For each Fund (other than MLP & Energy Opportunity Fund and Real Assets Fund): The Fund may not purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments.

For MLP & Energy Opportunity Fund: The Fund may purchase and sell commodities or commodity contracts, including futures contracts, to the maximum extent permitted by applicable law.

For Real Assets Fund: The Fund may purchase and sell commodities to the maximum extent permitted by applicable law.

Lending

For each Fund: The Fund may not make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies.

Concentration

For purposes of determining compliance with the investment restrictions below, the Advisor uses a customized set of industry sectors for classifying securities based on classifications developed by third party providers. The set of industry sectors used by the Advisor with respect to a particular Fund may change over time and without notice to investors, and in certain cases, may differ from the set of industry sectors used by the Advisor with respect to other Funds. In addition, to the extent that any Fund listed below invests in securities of other open- or closed-end investment companies, including ETFs, that Fund will consider the investments of those underlying open- and closed-end investment companies, to the extent known by the Fund, in determining whether the Fund is concentrated in a particular industry.

For Alternative Income Fund: The Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry. This limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

For Global Infrastructure Fund: The Fund may not invest more than 25% of its net assets in securities of issuers in any one industry, except for securities in infrastructure companies.

For International Realty Fund: The Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its net assets in securities of companies engaged in the real estate industry and provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

For Institutional Realty Shares: The Fund may not, with the exception of the real estate industry, invest more than 25% of its total assets in any one industry or group of industries.

For MLP & Energy Opportunity Fund: The Fund may not invest more than 25% of its total assets in securities of issuers in any one industry except that the Fund will, under normal circumstances, invest more than 25% of its assets in the energy industry and may invest to an unlimited degree in securities issued or guaranteed by the United States government or by its agencies or instrumentalities.

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund and Preferred Securities and Income Fund: The Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its net assets in securities of companies engaged in the financials sector and provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

For Real Assets Fund: The Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its net assets in investments offering exposure to real assets, which includes commodities, natural resources, precious metals, real estate and infrastructure and provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

For Realty Shares: The Fund may not purchase or sell real estate, except that the Fund may purchase securities issued by companies in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities

For Global Realty Shares: The Fund will concentrate more than 25% of its net assets in securities of issuers in real estate or related industries. The Fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of its investment objective and its policy on industry concentration. This concentration policy will not limit the Fund’s purchase of obligations issued by the U.S. government and its agencies or instrumentalities, or cash equivalents (which will not be used to concentrate investments in a single industry other than real estate).

ADDITIONAL FUNDAMENTAL POLICIES

For Realty Shares only: In addition to the fundamental policies noted above, Realty Shares has adopted the following investment restrictions as fundamental policies. Realty Shares may not:

1. Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), and unless not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time.

2. Invest in interests in oil, gas, or other mineral exploration or development programs.

3. Participate on a joint or joint and several basis in any securities trading account.

4. Invest in companies for the purpose of exercising control.

5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

6. Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions and except for borrowings in an amount not exceeding 10% of the value of the Fund’s total assets.

NON-FUNDAMENTAL POLICIES

The following investment restrictions have been adopted as non-fundamental policies by the Funds, as specified below. They may be changed at any time by vote of a majority of the Board of Directors of an applicable Fund.

Other Investment Companies

For each Fund: The Fund may not acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction.

Short Sales

For each Fund (other than Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Preferred Securities and Income Fund, Real Assets Fund, Alternative Income Fund and Realty Shares): The Fund may not make short sales whereby the dollar amount of short sales at any one time would exceed 25% of the net assets of the Fund; provided that the Fund maintains collateral in a segregated account consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked to market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), such restrictions shall not apply.

Options

For each Fund (other than Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund): The Fund may not invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may (a) purchase put and call options on securities and securities indexes, and (b) write covered put and call options on securities and securities indexes, provided that (i) the securities underlying such options are within the investment policies of the Fund; (ii) at the time of such investment, the value of the aggregate premiums paid for such securities does not exceed 5% of the Fund’s total assets; and (iii) the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets.

Oil, Gas and Minerals

For each Fund (other than Institutional Realty Shares, MLP & Energy Opportunity Fund, Alternative Income Fund, Real Assets Fund and Realty Shares): The Fund may not invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.

Pledging, Mortgaging or Hypothecation of Assets

For each Fund (other than Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund, Realty Shares and Real Assets Fund): The Fund may not pledge, mortgage or hypothecate its assets except in connection with permitted borrowings. For the avoidance of doubt, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a pledge, mortgage or hypothecation of assets.

Purchasing Securities on Margin

For each Fund (other than Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund, Real Assets Fund and Realty Shares): The Fund may not purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin.

MANAGEMENT OF THE FUNDS

The business and affairs of each Fund are managed under the direction of its Board of Directors. Each Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Advisor, subadvisors, administrator, co-administrator, custodian and DST Asset Manager Solutions, Inc. (the “Transfer Agent”). The Boards of Directors of Alternative Income Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Real Assets Fund and MLP & Energy Opportunity Fund also approve agreements with Cohen & Steers Asia Limited (“CNS Asia”) and Cohen & Steers UK Limited (“CNS UK”), the investment sub-advisors for those respective Funds (each of CNS Asia and CNS UK are referred to in this SAI as a “Subadvisor” and collectively as the “Subadvisors”). The management of each Fund’s day-to-day operations is delegated to its officers, the Advisor, the Subadvisors (if applicable), the administrator and co-administrator, and Transfer Agent, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors. The Directors and officers of each Fund and their principal occupations during at least the past five years are set forth below. Each such Director and officer is also a Director or officer of some or all of the twenty one funds in the Cohen & Steers Fund Complex.

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)	Length of Time Served(3)
Interested Directors(4)
Joseph M. Harvey(5) 1963	Director and Chairman	Until Next Election of Directors	President of the Advisor since 2003 and President(8) of CNS since 2004. Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	21	Since 2014

Adam M. Derechin(6) 1964	Director	Until Next Election of Directors	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	21	Since 2021

Independent Directors
Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	21	Since 1993

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Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)	Length of Time Served(3)
Dean A. Junkans 1959	Director	Until Next Election of Directors	Chartered Financial Analyst; Advisor to SigFig (a registered investment advisor) since July, 2018; Adjunct Professor and Executive-In-Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly, Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	21	Since 2015

(table continued from previous page)

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)	Length of Time Served(3)
Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from 2012 to 2016; member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; member, Board of Trustees of AICPA Foundation from 2015 to 2020; board member and Audit Committee Chairman of inTEST Corporation since 2020.	21	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School from 2014 to 2017; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	21	Since 2015

(table continued from previous page)

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)	Length of Time Served(3)
Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; formerly at Bessemer Trust Company from 1999 to 2014; prior thereto, held investment positions at Frank Russell Company from 1996 to 1999, Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	21	Since 2017

Ramona Rogers-Windsor(7) 1960	Director	Until Next Election of Directors	Member, Capital Southwest Board of Directors since March 2021; member, Thomas Jefferson University Board of Trustees since 2020; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	21	Since 2021

(1)	The address for each Director is 280 Park Avenue, New York, NY 10017.
(2)	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
(3)	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
(4)	“Interested persons,” as defined in the 1940 Act, on the basis of their affiliation with the Advisor (“Interested Directors”).
(5)

Robert H. Steers resigned from the Funds’ Board of Directors and role as Chairman, effective December 7, 2021. The Board of Directors has appointed Joseph M. Harvey to succeed Mr. Steers as Chairman, effective December 7, 2021.

(6)	Mr. Derechin was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on December 7, 2021.
(7)	Ms. Rogers-Windsor was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on March 8, 2021.
(8)	Effective March 1, 2022, Joseph M. Harvey will be appointed Chief Executive Officer of CNS.

Each Director, except Mses. Richards and Rogers-Windsor, and Mr. Derechin, who were appointed to the Board in September 2017, March 2021, and December 2021, respectively, has been a Director of the funds in the Cohen & Steers Fund Complex for at least five years. Additional information follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Independent Director possesses which the Board believes has prepared him or her to be an effective Director.

•

Michael G. Clark—In addition to his tenure as a Director of the Cohen & Steers funds, Mr. Clark has served as the Cohen & Steers Fund Complex’s lead Independent Director since January 2018, acting as liaison between the Boards and the Independent Directors. Mr. Clark has also served as the Chairman of the Boards’ Dividend Committee since January 2018. Prior to becoming a Director of the Cohen & Steers funds, Mr. Clark served as President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management for over 5 years. Prior to that, he held senior management positions at Merrill Lynch Investment Managers and Merrill Lynch Asset Management, and prior thereto, was an auditor at Merrill Lynch & Co. and Deloitte & Touche. He has over 25 years of investment management and financial services industry experience and is a Certified Public Accountant and a Chartered Financial Analyst charterholder.

•

George Grossman—In addition to his tenure as a Director of the Cohen & Steers funds, Mr. Grossman has practiced commercial and residential real estate law, real estate development, zoning and complex financing for over 30 years, managing his own law firm. Mr. Grossman also serves as the Chairman of the Boards’ Contract Review Committee, coordinating the information presented to the Boards in connection with the renewal of each Fund’s management contracts as well as interacting with the independent third-party service provider.

•

Dean A. Junkans—In addition to his tenure as a Director of the Cohen & Steers funds, Mr. Junkans has served as the Chairman of the Boards’ Governance Committee since 2018, acting as liaison between the Boards and the Investment Company Institute. Currently, Mr. Junkans also serves as an Advisor to SigFig (a registered investment advisor) since July 2018. Prior to becoming a Director of the Cohen & Steers funds, Mr. Junkans was Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014. He was a member and Chair of the Claritas Advisory Committee at the CFA Institute from 2013 to 2015, and is also a board member and Investment Committee member of Bethel University Foundation. He was a member of the Board of Governors of the University of Wisconsin Foundation, River Falls, from 1996 to 2004, and is a U.S. Army Veteran.

•

Gerald J. Maginnis—Prior to becoming a Director of the Cohen & Steers funds, Mr. Maginnis was Partner in Charge of KPMG’s Audit Practice in Pennsylvania from 2002 to 2008, and served as KPMG’s Philadelphia Office Managing Partner from 2006 to 2015. He served as President of the Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015, and was a member of the Council of the American Institute of Certified Public Accounts (AICPA) from 2013 to 2017. He was a member of the Board of Directors of PICPA from 2012 to 2016 and has been a member of the Board of Trustees of the AICPA Foundation from 2015 to 2020. He has previously served on the boards of several non-profit organizations. Mr. Maginnis holds a BS from St. Joseph’s University, and is a Certified Public Accountant.

•

Jane F. Magpiong—Prior to becoming a Director of the Cohen & Steers funds, Ms. Magpiong was President of Bank of America Private Bank from 2005 to 2008, National Head of Wealth Management at TIAA-CREF from 2008 to 2011, and Senior Managing Director of Leadership Development at TIAA-CREF from 2011 to 2013. Ms. Magpiong has over 26 years of investment management experience, and has previously served on the boards of several charitable foundations. Ms. Magpiong holds a BA from the University of California at Santa Barbara and a Masters in Management from the University of Redlands.

•

Daphne L. Richards—In addition to her tenure as a Director of the Cohen & Steers Funds, Ms. Richards serves as an Independent Director of Cartica Management, LLC since 2015. She is also a Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015, a Member of the Advisory Board of Northeast Dutchess Fund since 2016, a Member of the “100 Women in Finance” Global Association Board and Chair of its Advisory Council since 2012, and is the President and CIO of Ledge Harbor Management since 2016. Previously, Ms. Richards worked at Bessemer Trust Company from 1999 to 2014. Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to1999, Union Bank of Switzerland from 1993 to 1996, Credit Suisse from 1990 to 1993, and Hambros International Venture Capital Fund from 1988 to 1989.

•

Ramona Rogers-Windsor—In addition to serving as a Director of the Cohen & Steers funds, Ms. Rogers-Windsor serves as a member of the Capital Southwest Board of Directors since March 2021 and a member of the Thomas Jefferson University Board of Trustees since December 2020. Previously, Ms. Rogers-Windsor spent over 23 years in investment management with Northwestern Mutual Investment Company, LLC, most recently as Managing Director and Portfolio Manager. Prior to that, Ms. Rogers-Windsor served as a financial officer with Northwestern Mutual Life. Ms. Rogers-Windsor has over 38 years of experience across multiple segments of the financial services industry and has previously served on the boards of several non-profit organizations. Ms. Rogers-Windsor holds a BS in Accounting from Marquette University and is a Certified Public Accountant and a Chartered Financial Analyst charterholder.

The Boards believe that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Boards believe that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Boards believe that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Boards’ Nominating Committee contains certain other specific requirements and factors considered by the Committee in identifying and selecting Director candidates.

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Advisor, and also may benefit from information provided by the Funds’ and the Advisor’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. Each Board and its committees have the ability to engage other experts as appropriate. Each Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of a Fund’s directors not be “interested persons” (as defined in the 1940 Act) of the Fund and, as such, not affiliated with the Advisor (“Independent Directors”). To rely on certain exemptive rules under the 1940 Act, a majority of a Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, over 75% of the Fund’s Directors are Independent Directors. The Chairman of the Boards is an interested person of the Funds, and the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel. Each Board has determined that its leadership structure, in which the Independent Directors have designated Michael G. Clark as lead Independent Director to function as described above, is appropriate in light of the services that the Advisor and its affiliates provide to the Funds and potential conflicts of interest that could arise from these relationships.

Officers of the Funds. The officers of the Funds (other than Messrs. Harvey and Derechin, whose biographies are provided above) their addresses, their years of birth, and their principal occupations for at least the past five years are set forth below.

ALL FUNDS

Name, Address(1) and Year of Birth	Position(s) Held with the Funds(2)	Principal Occupation During at Least the Past Five Years	Length of Time Served(3)

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	2006

Albert Laskaj 1977	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015.	2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of the Advisor since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017. Prior to that, Vice President and Chief Compliance Officer of Weiss Multi-Strategy Advisers LLC since 2011.	2019

LOW DURATION PREFERRED AND INCOME FUND, PREFERRED SECURITIES AND INCOME SMA SHARES AND PREFERRED SECURITIES AND INCOME FUND

Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)

William F. Scapell 1967	Vice President	Executive Vice President of the Advisor since 2014 and prior to that, Senior Vice President of the Advisor since 2003.	2003

Elaine Zaharis-Nikas 1973	Vice President	Senior Vice President of the Advisor since 2014. Prior to that, Vice President of the Advisor since 2005.	2015

ALTERNATIVE INCOME FUND

Name, Address(1) and Year of Birth	Position(s) Held with the Funds(2)	Principal Occupation During Past Five Years	Length of Time Served(3)

Jon Cheigh 1972	Vice President	Chief Investment Officer of the Advisor since 2019 and Executive Vice President of the Advisor since 2012. Prior to that, Senior Vice President of the Advisor since 2007.	2007

Vincent L. Childers 1976	Vice President	Senior Vice President of the Advisor since 2013. Prior to that, portfolio manager for real asset strategies at AllianceBernstein.	2013

MLP & ENERGY OPPORTUNITY FUND

Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)

Benjamin Morton 1974	Vice President	Executive Vice President of the Advisor since 2019. Prior to that, Senior Vice President of the Advisor since 2010 and Vice President of the Advisor since 2005.	2013

Tyler S. Rosenlicht 1985	Vice President	Senior Vice President of the Advisor since 2018. Prior to that, Vice President of the Advisor since 2015 and an Analyst of the Advisor since 2012.	2015

GLOBAL INFRASTRUCTURE FUND

Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)

Benjamin Morton 1974	Vice President	Executive Vice President of CSCM since 2019. Prior to that, Senior Vice President of CSCM since 2010.	2013

Tyler S. Rosenlicht 1985	Vice President	Senior Vice President of CSCM since 2018. Prior to that, Vice President of CSCM since 2015.	2015

Christopher Rhine 1979	Vice President	Senior Vice President of CSCM since 2012.	2017

Thuy Quynh Dang 1979	Vice President	Vice President of CSCM since 2011.	2022

GLOBAL REALTY SHARES AND INTERNATIONAL REALTY FUND

Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)

Jon Cheigh 1972	Vice President	Chief Investment Officer of the Advisor since 2019, and Executive Vice President of the Advisor since 2012. Prior to that, Senior Vice President of the Advisor since 2007.	2007

REAL ASSETS FUND

Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)

Vincent L. Childers 1976	Vice President	Senior Vice President of the Advisor since 2013. Prior to that, portfolio manager for real asset strategies at AllianceBernstein.	2013

Yigal D. Jhirad 1964	Vice President	Senior Vice President of the Advisor since 2007.	2007

Jon Cheigh 1972	Vice President	Chief Investment Officer of the Advisor since 2019 and Executive Vice President of the Advisor since 2012. Prior to that, Senior Vice President of the Advisor since 2007.	2007

Benjamin Ross 1971	Vice President	Senior Vice President of the Advisor since 2013. Prior to that, co-portfolio manager of the Active Commodities strategy at GE Asset Management since its 2006 inception.	2013

William F. Scapell 1967	Vice President	Executive Vice President of the Advisor since 2014 and prior to that, Senior Vice President of the Advisor since 2003.	2003

Jason Yablon 1979	Vice President	Executive Vice President of the Advisor since 2022. Prior to that, Senior Vice President of the Advisor since 2014 and Vice President of the Advisor since 2008.	2012

INSTITUTIONAL REALTY SHARES AND REALTY SHARES

Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)

Jon Cheigh 1972	Vice President	Chief Investment Officer of the Advisor since 2019 and Executive Vice President of the Advisor since 2012. Prior to that, Senior Vice President of the Advisor since 2007.	2007

Jason Yablon 1979	Vice President	Executive Vice President of the Advisor since 2022. Prior to that, Senior Vice President of the Advisor since 2014 and Vice President of the Advisor since 2008.	2012

Mathew Kirschner 1979	Vice President	Senior Vice President of the Advisor since 2019. Prior to that, Vice President of the Advisor since 2010.	2020

REAL ESTATE SECURITIES FUND

Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)

Yigal D. Jhirad 1964	Vice President	Senior Vice President of the Advisor since 2007.	2007

Jason Yablon 1979	Vice President	Executive Vice President of the Advisor since 2022. Prior to that, Senior Vice President of the Advisor since 2014 and Vice President of the Advisor since 2008.	2012

Mathew Kirschner 1979	Vice President	Senior Vice President of the Advisor since 2019. Prior to that, Vice President of the Advisor since 2010.	2020

(1)	The address for all officers is 280 Park Avenue, New York, NY 10017.
(2)	Each appointed by the Board of Directors and serves at the pleasure of the Board of Directors.
(3)	The length of time served represents the year in which the officer was first appointed to any Fund in the Cohen & Steers Fund Complex.

All of the officers of a Fund are officers or employees of the Advisor and its affiliates. Their affiliations with the Funds and with the Advisor are provided under their principal business occupations.

The following table provides information concerning the dollar range of each Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex, each as of December 31, 2021.

A—None

B—$1-$10,000

C—$10,001-$50,000

D—$50,001-$100,000

E—Over $100,000

	Low Duration Preferred and Income Fund	Alternative Income Fund	Preferred Securities and Income SMA Shares	MLP & Energy Opportunity Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Realty Shares	International Realty Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex(1)
Joseph M. Harvey	A	A	A	A	A	A	E	A	A	E	A	A	E
Adam M. Derechin(2)	E	E	A	A	A	A	E	A	A	E	A	A	E
Michael G. Clark	C	C	A	C	C	C	A	C	C	C	C	A	E
Gerald J. Maginnis	C	C	A	C	C	C	C	C	C	C	C	C	E
George Grossman	A	A	A	A	A	C	A	A	A	A	D	D	E
Dean A. Junkans	E	A	A	D	A	A	A	A	E	A	A	D	E
Jane F. Magpiong	C	B	A	B	C	B	A	A	E	C	A	E	E
Daphne L. Richards	A	A	A	A	A	A	A	A	E	A	A	E	E
Ramona Rogers-Windsor(3)	A	A	A	A	B	B	A	B	B	A	A	A	D

(1)	Aggregate dollar range includes ownership of 9 other Cohen & Steers closed-end funds.
(2)	Mr. Derechin was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on December 7, 2021.
(3)	Ms. Rogers-Windsor became a Director of each Fund in the Cohen & Steers Fund Complex on March 8, 2021.

Conflicts of Interest. No Independent Director and none of their immediate family members, owns any securities issued by the Advisor or the Distributor, or any person or entity (other than a Fund and other funds in the Cohen & Steers Fund Complex) directly or indirectly controlling, controlled by, or under common control with the Advisor or the Distributor.

BOARD’S ROLE IN FUND GOVERNANCE

Committees. Each Fund’s Board of Directors has five standing committees, the Audit Committee, the Nominating Committee, the Contract Review Committee, the Governance Committee and the Dividend Committee. Each Committee is composed solely of Independent Directors. All of the Independent Directors are members of the Nominating and Contract Review Committees. The members of the Governance Committees are Mses. Magpiong and Richards and Mr. Junkans. The members of the Audit Committees are Messrs. Clark, Grossman and Maginnis and Ms. Rogers-Windsor. Mr. Maginnis was elected to serve as Audit Committee Chair effective January 1, 2019. The members of the Dividend Committee are Mses. Magpiong and Rogers-Windsor and Messrs. Clark, Junkans and Maginnis.

For the fiscal years ended: (i) December 31, 2020 for each Fund other than Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares, and MLP & Energy Opportunity Fund; (ii) April 30, 2021 for Low Duration Preferred and Income Fund; (iii) October 31, 2021 for Alternative Income Fund and Preferred Securities and Income SMA Shares, Inc., and (iv) November 30, 2020 for MLP & Energy Opportunity Fund, the number of committee meetings was as follows:

	Contract Review Committee	Governance Committee	Nominating Committee	Audit Committee	Dividend Committee
Low Duration Preferred and Income Fund	2	4	0	3	3
Alternative Income Fund	2	4	0	3	2
Preferred Securities and Income SMA Shares	2	4	0	3	0
MLP & Energy Opportunity Fund	2	4	0	3	0
Global Infrastructure Fund	2	5	0	3	0
Global Realty Shares	2	5	0	3	0
Institutional Realty Shares	2	5	0	3	0
International Realty Fund	2	5	0	3	0
Preferred Securities and Income Fund	2	5	0	3	1
Real Assets Fund	2	5	0	3	0
Real Estate Securities Fund	2	5	0	3	0
Realty Shares	2	5	0	3	0

The function of each Audit Committee is to assist the Board of Directors in its oversight of the Fund’s financial reporting process. The functions of each Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the Director nominees for any future meeting of shareholders and to set any necessary standards or qualifications for service on the Board of Directors. Each Nominating Committee will consider nominees properly recommended by the Fund’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to their Fund’s Secretary. The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Advisor and Subadvisors (if applicable) and to select third parties to provide evaluative reports and other information regarding the services provided by the Advisor to the Board. The main function of each Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. Each Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board committee. The main function of each Dividend Committee is to assist the Board in the oversight of the Funds’ process for determining distributions.

Board’s Oversight Role in Management. Each Board’s role in management of each Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily the Advisor and its affiliates, are responsible for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the lead Independent Director, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and the Advisor’s Chief Compliance Officer and portfolio management personnel. Each Board’s Audit Committee meets during its scheduled meetings, and between meetings the audit committee chair maintains contact with the Fund’s independent registered public accounting firm and the Fund’s Treasurer and Chief Financial Officer. Each Board also receives periodic presentations from senior personnel of the Advisor or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. Each Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Advisor and certain service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. However, it is not possible to eliminate all of the risks to the Funds. Each Board also receives reports from counsel to the Funds and the Advisor and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. Each Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

The following table sets forth information regarding compensation of the Directors and certain officers by the Funds as of the date of this SAI for the calendar year ended December 31, 2021. Officers of the Funds and Interested Directors do not receive any compensation from any Fund or any other fund in the Cohen & Steers Fund Complex, except for the Chief Compliance Officer, who receives less than $60,000 from any one Fund, except Preferred Securities and Income Fund. The Independent Directors are paid an annual base retainer of $173,500, paid quarterly, and a $10,000 per meeting fee per quarter ($40,000 annually). Such fees are allocated over the Cohen & Steers Fund Complex based on average net assets of each fund. Prior to January 1, 2022, the Independent Directors’ base retainer was $155,000. Independent Directors are also reimbursed their out-of-pocket expenses in connection with attendance at Board and Committee meetings. The Audit Committee Chairman is paid $30,000 per year in the aggregate for his service as Chairman of the Audit Committees of the Cohen & Steers Fund Complex. Prior to January 1, 2022, the Audit Committee Chairman was paid $25,000. The Contract Review and Governance Committee Chairman are each paid $20,000 per year in the aggregate for their work in connection with the Cohen & Steers Fund Complex. The Chairman of the Dividend Committee is not paid. The Nominating Committee Chairperson is paid $20,000 per year, to the extent a Board seat will be filled in that year and potential Board candidates are being interviewed and considered, for his work in connection with the Cohen & Steers Fund Complex. The Lead Independent Director is paid $65,000 per year in the aggregate for his service as lead Independent Trustee of the Cohen & Steers Fund Complex. Prior to January 1, 2022, the lead Independent Director was paid $50,000 per year in the aggregate for his service as lead Independent Director. Directors also may be paid additional compensation for services related to the Board or its committees, as approved by the Board. The column headed “Total Compensation Paid to Director or Officer by Fund Complex,” represents the compensation paid by the twenty funds that each Director served in the Fund Complex during the calendar year ended December 31, 2021. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Name of Person, Position	Low Duration Preferred and Income Fund	Alternative Income Fund	Preferred Securities and Income SMA Shares	MLP & Energy Opportunity Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Realty Shares	International Realty Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares	Total Compensation Paid to Director or Officer by Fund Complex(1)
Michael G. Clark, Director, Lead Independent Director, Dividend Committee Chairman and Nominating Committee Chairman	$13,273	$375	$1,691	$497	$3,327	$9,014	$28,406	$3,354	$61,657	$1,153	$38,047	$37,467	$245,000
Adam M. Derechin,(2) Director	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
George Grossman, Director and Contract Review Committee Chairman	$11,647	$329	$1,484	$436	$2,920	$7,910	$24,928	$2,943	$54,107	$1,012	$33,388	$32,879	$215,000
Joseph M. Harvey,(2) Chairman and Director	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Dean A. Junkans, Director and Governance Committee Chairman	$11,647	$329	$1,484	$436	$2,920	$7,910	$24,928	$2,943	$54,107	$1,012	$33,388	$32,879	$215,000
Gerald J. Maginnis, Director and Audit Committee Chairman	$11,918	$337	$1,519	$446	$2,988	$8,094	$25,508	$3,012	$55,365	$1,035	$34,164	$33,644	$220,000
Jane F. Magpiong, Director	$10,564	$299	$1,346	$396	$2,648	$7,175	$22,609	$2,669	$49,074	$918	$30,282	$29,821	$195,000
Daphne L. Richards, Director	$10,564	$299	$1,346	$396	$2,648	$7,175	$22,609	$2,669	$49,074	$918	$30,282	$29,821	$195,000
Ramona Rogers-Windsor, Director(3)	$10,649	$300	$1,342	$396	$2,676	$7,232	$22,846	$2,670	$48,599	$927	$30,413	$29,866	$195,000
Robert H. Steers,, Director and Chairman(4)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
C Edward Ward, Jr., Director(5)	$10,564	$299	$1,346	$396	$2,648	$7,175	$22,609	$2,669	$49,074	$918	$30,282	$29,821	$195,000
Chief Compliance Officer	$12,710	$353	$1,594	$464	$3,227	$8,650	$27,522	$3,094	$57,807	$1,144	$36,138	$35,744	$237,346

(1)	Total Compensation includes compensation paid by 9 other Cohen & Steers closed-end funds.
(2)	Interested Director. Mr. Derechin was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on December 7, 2021.
(3)	Ms. Rogers-Windsor was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on March 8, 2021.
(4)

Robert H. Steers resigned from the Funds’ Board of Directors and role as Chairman, effective December 7, 2021. The Board of Directors has appointed Joseph M. Harvey to succeed Mr. Steers as Chairman, effective December 7, 2021.

(5)	C. Edward Ward, Jr. retired from the Board of Directors on December 31, 2021 pursuant to the Fund’s mandatory retirement policy.

PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with the Advisor. Certain of the investors below are believed to hold the indicated shares as nominee.

Additionally, the Advisor or an affiliate of the Advisor (the “seed investor”) may provide initial funding to or otherwise invest in a Fund. A seed investor may redeem its investment in a Fund at any time and without prior notice, which could adversely affect a Fund and its shareholders, such as by causing the Fund to realize taxable gains that will be distributed to other shareholders, and increasing Fund transaction costs and expense ratios.

As of the dates indicated below, the following principal holders owned 5% or more of a Class of shares of each Fund. Such ownership may be beneficially held by individuals or entities other than the owner listed.

Low Duration Preferred and Income Fund (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	A	33.42%
For the Exclusive Benefit to its Customers	C	19.66%
1 New York Plaza	I	17.98%
Floor 12	R	96.99%
New York, NY 10004-1932

Wells Fargo Clearing Services	A	8.40%
Special Custody Account For Exclusive Benefit of Our Customers	C	15.58%
2801 Market Street	I	8.17%
St. Louis, MO 63103-2523

Charles Schwab & Co., Inc.	A	10.04%
Special Custody A/C FBO Customers	C	7.87%
Attn: Mutual Funds	I	10.76%
211 Main Street
San Francisco, CA 94105-1905

UBS WM USA	C	6.96%
Omni Account M/F	I	7.02%
SPEC CDY A/C EBOC UBSFSI
1000 Harbor Blvd. Fl 5
Weehawken, NJ 07086-6761

Pershing LLC	A	6.74%
1 Pershing Plaza
Jersey City, NJ 07399-0002

Name and Address	Fund Classes	Percentage of Total Shares Held
Merrill Lynch	A	21.77%
For Exclusive Benefit of Our Customers	C	31.99%
4800 Deer Lake Drive East	I	19.55%
2nd Floor
Jacksonville, FL 32246-6484

Raymond James	C	8.34%
Omnibus for Mutual Funds
House Account
880 Carillon Parkway
St. Petersburg, FL 33716-1100

JP Morgan Securities LLC	F	98.61%
Omnibus for the Exclusives Benefits of Customers Mutual Fund Department
4 Chase Metrotech Center, Floor 3
Brooklyn, NY 11245-0003

National Financial Services LLC	I	11.85%
FBO Exclusive Customers
Attn Mutual Funds Dept.
499 Washington Blvd
Jersey City, NJ 07310-1995

TD Ameritrade FBO	Z	22.28%
TD Ameritrade Clearing Custodian
P.O. Box 5567
Pinehurst, NC 28374-5567

TD Ameritrade FBO	Z	23.54%
TOD
3505 Henrietta Hartford Rd.
Mount Pleasant, SC 29466-7004

TD Ameritrade FBO	Z	6.91%
Nigel L. Bowers & Sharon J. Bowers TEN COM
282 S. Plaza CT
Mount Pleasant, SC 29464-6302

TD Ameritrade FBO	Z	6.70%
TD Ameritrade Clearing Custodian
John S. Scott Rollover IRA
6061 Crabtree RD
Columbia, SC 29206-4305

Alternative Income Fund (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
Pershing LLC	A	9.98%
1 Pershing Plaza	C	7.53%
Jersey City, NJ 07399-0002	I	25.63%

Wells Fargo Clearing Services LLC	A	9.26%
Special Custody Account	C	22.71%
For the Exclusive Benefit of the Customer	I	13.79%
2801 Market Street
Saint Louis, MO 63103-2523

Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co., Inc.	A	14.48%
Special Custody A/C FBO Customers	C	19.00%
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905

UBS WM USA	A	5.61%
Omni Account M/F	C	25.74%
SPEC CDY A/C EBOC UBSFSI	I	22.95%
1000 Harbor Blvd. Fl 5	R	93.00%
Weehawken, NJ 07086-6761

Merrill Lynch	A	29.69%
For Exclusive Benefit of Our Customers
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484

Raymond James	C	16.09%
Omnibus for Mutual Funds
House Account
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Charles Schwab & Co., Inc.	A	5.62%
Reinvest Account	I	17.82%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

LPL Financial	C	5.94%
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

Cohen & Steers Capital Management Inc.	R	7.00%
Attn: Jim McAdams	Z	7.59%
280 Park Avenue, Fl 10
New York, NY 10017-1216

TD Ameritrade Clearing, Inc.	Z	92.41%
For the Exclusive Benefit of Our Customers
P.O. Box 2226
Omaha, NE 68103-2226

Preferred Securities and Income SMA Shares (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney LLC	N/A	45.63%
For the Exclusive Benefit of its Customers
1 New York Plaza
Floor 12
New York, NY 10004-1932

Name and Address	Fund Classes	Percentage of Total Shares Held
Wells Fargo Clearing Services LLC	N/A	27.74%
Special Custody Account
For the Exclusive Benefit of the Customer
2801 Market Street
Saint Louis, MO 63103-2523

Merrill Lynch	N/A	22.44%
For the Exclusive Benefit of Our Customers
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484

MLP & Energy Opportunity Fund (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	A	40.80%
For the Exclusive Benefit of its Customers	C	24.61%
1 New York Plaza	I	16.99%
Floor 12
New York, NY 10004-1932

Pershing LLC	C	42.02%
1 Pershing Plaza
Jersey City, NJ 07399-0002

UBS WM USA	A	10.91%
Omni Account M/F	C	7.66%
SPEC CDY A/C EBOC UBSFSI	I	7.79%
1000 Harbor Blvd. Fl 5	R	41.02%
Weehawken, NJ 07086-6761	Z	6.61%

Merrill Lynch	A	13.25%
For the Exclusive Benefit of Our Customers	C	20.00%
4800 Deer Lake Drive East	I	18.62%
2nd Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	A	7.06%
Reinvest Account	I	17.15%
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905

National Financial Services LLC	I	8.24%
FBO Exclusive Customers	R	13.01%
Attn Mutual Funds Dept.	Z	17.53%
499 Washington Blvd
Jersey City, NJ 07310-1995

Raymond James	I	12.11%
Omnibus for Mutual Funds
House Account
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co., Inc.	I	9.73%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905

TD Ameritrade Clearing, Inc.	Z	7.47%
For the Exclusive Benefit of Our Customers
P.O. Box 2226
Omaha, NE 68103-2226

Matrix Trust Company Customer FBO	R	8.54%
Current Media Partners LLC 401K
717 17th Street
Suite 1300
Denver, CO 80202-3304

Ascensus Trust Company	R	8.24%
Inglewood Physical Therapy, P.S 401
P.O. Box 10758
Fargo, ND 58106-0758

Great-West Trust Company LLC	Z	67.46%
FBO Employee Benefits Clients 401K
8515 East Orchard Road 2T2
Greenwood Village, CO 80111-5002

Realty Shares (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	A	18.32%
For the Exclusive Benefit of its Customers	C	36.21%
1 New York Plaza	L	8.12%
Floor 12
New York, NY 10004-1932

Charles Schwab & Co., Inc.	A	16.56%
Reinvest Account	L	18.99%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

Merrill Lynch	A	6.40%
For Exclusive Benefit of Our Customers	C	14.89%
4800 Deer Lake Drive East	I	10.54%
2nd Floor
Jacksonville, FL 32246-6484.

Raymond James	A	11.57%
Omnibus for Mutual Funds	C	13.85%
House Account	I	9.41%
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Name and Address	Fund Classes	Percentage of Total Shares Held
Pershing LLC	I	17.58%
1 Pershing Plaza
Jersey City, NJ 07399-0002

Wells Fargo Clearing Services LLC	C	13.92%
Special Custody Account
For the Exclusive Benefit of the Customer
2801 Market Street
Saint Louis, MO 63103-2523

Charles Schwab & Co Inc.	I	11.49%
Special Custody A/C FBO Customers	Z	5.30%
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905

National Financial Services LLC	I	23.97%
FBO Exclusive Customers	L	45.73%
Attn Mutual Funds Dept.	Z	41.03%
499 Washington Blvd
Jersey City, NJ 07310-1995

LPL Financial	I	5.46%
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

UBS WM USA	I	8.44%
Omni Account M/F
SPEC CDY A/C EBOC UBSFSI
1000 Harbor Blvd. Fl 5
Weehawken, NJ 07086-6761

07ND7Q97	R	9.74%
P.O. BOX 1090
Paris, TN 38242-1090

07ND84PC	R	25.90%
P.O. BOX 1090
Paris, TN 38242-1090

Wells Fargo Clearing Services LLC	Z	31.16%
Special Custody Account
For the Exclusive Benefit of the Customer
2801 Market Street
Saint Louis, MO 63103-2523

Institutional Realty Shares (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
National Financial Services LLC	N/A	20.41%
FBO Exclusive Customers
Attn Mutual Funds Dept.
499 Washington Blvd
Jersey City, NJ 07310-1995

Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co., Inc.	N/A	29.85%
Reinvest Account
Attn: Mutual Funds
101Montgomery Street
San Francisco, CA 94101-4151

Real Estate Securities Fund (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	A	5.65%
For the Exclusive Benefit of its Customers	C	9.20%
1 New York Plaza
Floor 12
New York, NY 10004-1932

Nationwide Life Insurance Company	A	9.02%
DCVA
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029.

Charles Schwab & Co., Inc.	A	10.05%
Reinvest Account	I	21.00%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

Nationwide Life Insurance Company	A	6.55%
NACO
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Merrill Lynch	A	9.68%
For Exclusive Benefit of Our Customers	C	8.31%
4800 Deer Lake Drive East	Z	6.32%
2nd Floor
Jacksonville, FL 32246-6484

John Hancock Life Insurance Co USA	A	6.02%
200 Berkeley St.
Boston, MA 02116-5023

Pershing LLC	C	9.30%
1 Pershing Plaza	I	31.44%
Jersey City, NJ 07399-0002

LPL Financial	C	6.62%
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

Name and Address	Fund Classes	Percentage of Total Shares Held
Wells Fargo Clearing Services LLC	C	30.44%
Special Custody Account
For the Exclusive Benefit of the Customer
2801 Market Street
Saint Louis, MO 63103-2523

Charles Schwab & Co., Inc.	C	6.18%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905

UBS WM USA	C	5.42%
Omni Account M/F
SPEC CDY A/C EBOC UBSFSI
1000 Harbor Blvd. Fl 5
Weehawken, NJ 07086-6761

American Enterprise Investment Services	C	5.73%
707 2nd Ave. S.
Minneapolis, MN 55402-2405

Raymond James	C	5.47%
Omnibus for Mutual Funds
House Account
880 Carillon Parkway
St. Petersburg, FL 33716-1100

JP Morgan Securities LLC	F	86.38%
Omnibus for the Exclusives Benefits of Customers Mutual Fund Department
4 Chase Metrotech Center, Floor 3
Brooklyn, NY 11245-0003

National Financial Services LLC	I	13.67%
FBO Exclusive Customers	Z	19.32%
Attn Mutual Funds Dept.
499 Washington Blvd
Jersey City, NJ 07310-1995

State Street Bank & Trust	R	7.85%
As Trustee and/or Custodian
FBO ADP Access Product
1 Lincoln Street
Boston, MA 02111-2900

Great-West Trust Company LLC	R	11.49%
FBO Employee Benefits Clients 401K	Z	6.31%
8515 East Orchard Road 2T2
Greenwood Village, CO 80111-5002

DCGT as TTEE and/or Custodian	R	15.50%
FBO PLIC Various Retirement Plans Omnibus	Z	5.12%
Attn: NPIO Trade Desk
711 High Street
Des Moines, IA 50392-0001

Global Realty Shares (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	A	16.38%
For the Exclusive Benefit of its Customers	C	28.25%
1 New York Plaza	I	23.24%
Floor 12
New York, NY 10004-1932

Wells Fargo Clearing Services LLC	A	7.12%
Special Custody Account	C	18.45%
For the Exclusive Benefit of the Customer
2801 Market Street
Saint Louis, MO 63103-2523

Great-West Trust Company LLC	A	9.36%
Recordkeeping for Large Benefit Plan
8525 E. Orchard Road
Greenwood Village, CO 80111-5002

Charles Schwab & Co., Inc.	A	19.22%
Reinvest Account	I	17.69%
Attn: Mutual Funds	Z	6.92%
101 Montgomery Street
San Francisco, CA 94101-4151

Merrill Lynch	A	14.44%
For Exclusive Benefit of Our Customers	C	12.34%
4800 Deer Lake Drive East	Z	27.48%
2nd Floor
Jacksonville, FL 32246-6484

LPL Financial	A	6.47%
Omnibus Customer Account	C	7.21%
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

Raymond James	C	10.89%
Omnibus for Mutual Funds
880 Carillon Pkwy
Jersey City, NJ 07399-0002

Charles Schwab & Co. Inc.	C	6.09%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main St.
San Francisco, CA 94105-1905

Pershing LLC	I	8.67%
1 Pershing Plaza
Jersey City, NJ 07399-0002.

Name and Address	Fund Classes	Percentage of Total Shares Held
National Financial Services LLC	I	20.07%
FBO Exclusive Customers	Z	16.29%
Attn Mutual Funds Dept.
499 Washington Blvd
Jersey City, NJ 07310-1995

FIIOC FBO	R	8.86%
Into North America Inc. 401k Plan
100 MagellanWay #KW1C
Covington, KY 41015-1987

Matrix Trust Company Custodian FBO	R	6.40%
Kuerth’s Disposal, Inc. 401(k) Plan
717 17th Street, Suite 1300
Denver, CO 80202-3304

SEI Private Trust Compay	R	60.38%
C/O Trust ID 866
FBO Clinton Utilities Board Pen Plan
Attn Mutual Fund Admin
1 Freedom Valley Drive
Oaks, PA 19456-9989

Keybank NA	Z	9.31%
EBCI Governmental Retirement Plan PRI USD
P.O. Box 94871
Cleveland, OH 44101-4871

DCGT AS TTEE AND/OR CUST	Z	8.30%
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 High Street
Des Moines, IA 50392-0001

Reliance Trust Company	Z	13.74%
FBO City of Livonia
P.O. Box 78446
Atlanta, GA 30357-2446

International Realty Fund (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	A	19.69%
For the Exclusive Benefit of its Customers	C	7.74%
1 New York Plaza
Floor 12
New York, NY 10004-1932

Wells Fargo Clearing Services LLC	A	10.17%
Special Custody Account	C	12.75%
For the Exclusive Benefit of the Customer
2801 Market Street
Saint Louis, MO 63103-2523

Name and Address	Fund Classes	Percentage of Total Shares Held

UBS WM USA	A	6.22%
Omni Account M/F	C	6.46%
SPEC CDY A/C EBOC UBSFSI	R	60.09%
1000 Harbor Blvd. Fl 5
Weehawken, NJ 07086-6761

Merrill Lynch	A	17.28%
For Exclusive Benefit of Our Customers	C	13.88%
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	A	8.39%
Reinvest Account	I	75.84%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

LPL Financial	C	5.94%
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

Raymond James	C	30.35%
Omnibus for Mutual Funds
House Account
880 Carillon Parkway
St. Petersburg, FL 33716-1100

SEI Private Trust Compay	I	5.11%
C/O Rockland SWP
1 Freedom Valley Drive
Oaks, PA 19456-9989

Cohen & Steers Capital Management Inc.	R	17.70%
Attn: Jim McAdams	Z	11.37%
280 Park Avenue, Fl 10
New York, NY 10017-1216

State Street Bank and Trust	R	22.21%
As Trustee And/Or Custodian
FBO ADP Access Product
1 Lincoln St.
Boston, MA 02111-2900

The Trust Co of Knoxville, Trustee	Z	52.01%
Webnet Memphis, Inc. 401(K) PSP
4823 Old Kingston Pike
Suite 100
Knoxville, TN 37919-6499

Name and Address	Fund Classes	Percentage of Total Shares Held
Matrix Trust Company Cust. FBO	Z	32.66%
International Pacific
717 17th Street
Suite 1300
Denver, CO 80202-3304

Global Infrastructure Fund (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	A	8.68%
For the Exclusive Benefit of its Customers	C	17.77%
1 New York Plaza
Floor 12
New York, NY 10004-1932

Wells Fargo Clearing Services LLC	A	12.83%
Special Custody Account	C	13.46%
For the Exclusive Benefit of the Customer
2801 Market Street
Saint Louis, MO 63103-2523

UBS WM USA	C	5.75%
Omni Account M/F
SPEC CDY A/C EBOC UBSFSI
1000 Harbor Blvd. Fl 5
Weehawken, NJ 07086-6761

Charles Schwab & Co., Inc.	A	27.24%
Reinvest Account	I	21.11%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

Merrill Lynch	A	22.40%
For Exclusive Benefit of Our Customers	C	20.04%
4800 Deer Lake Drive East	I	6.76%
2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC	C	7.40%
1 Pershing Plaza
Jersey City, NJ 07399-0002

American Enterprise Investment Services	C	15.00%
707 2nd Ave. S.
Minneapolis, MN 55402-2405

National Financial Services LLC	I	18.35%
FBO Exclusive Customers	Z	81.22%
Attn Mutual Funds Dept.
499 Washington Blvd
Jersey City, NJ 07310-1995

Name and Address	Fund Classes	Percentage of Total Shares Held
Cohen & Steers Capital Management Inc.	R	100.00%
Attn: Jim McAdams
280 Park Avenue, Fl 10
New York, NY 10017-1216

Matrix Trust Company Custodian FBO	Z	9.80%
Salaried Retirement Plan of Finch
P.O. Box 52129
Phoenix, AZ 85072-2129

Preferred Securities and Income Fund (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	A	14.12%
For the Exclusive Benefit of its Customers	C	17.97%
1 New York Plaza	I	10.20%
Floor 12	R	14.73%
New York, NY 10004-196532

Wells Fargo Clearing Services LLC	A	10.45%
Special Custody Account	C	21.25%
For the Exclusive Benefit of the Customer	I	8.26%
2801 Market Street
Saint Louis, MO 63103-2523

Charles Schwab & Co., Inc.	C	6.76%
Special Custody A/C FBO Customers
Attn: Mutual Fund
211 Main Street
San Francisco, CA 94105-1905

Merrill Lynch	A	23.17%
For Exclusive Benefit of Our Customers	C	18.00%
4800 Deer Lake Drive East	I	17.22%
2nd Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	A	17.40%
Reinvest Account	I	12.78%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

Pershing LLC	C	5.73%
1 Pershing Plaza	I	5.96%
Jersey City, NJ 07399-0002

UBS WM USA	C	7.32%
Omni Account M/F	I	7.07%
SPEC CDY A/C EBOC UBSFSI	R	51.97%
1000 Harbor Blvd. Fl 5
Weehawken, NJ 07086-6761

Name and Address	Fund Classes	Percentage of Total Shares Held
Raymond James	C	6.38%
Omnibus for Mutual Funds
House Account
880 Carillon Parkway
St. Petersburg, FL 33716-1100

JP Morgan Securities LLC	F	60.36%
Omnibus for the Exclusives Benefits of Customers Mutual Fund Department
4 Chase Metrotech Center, Floor 3
Brooklyn, NY 11245-0003

Wells Fargo Bank NA FBO	F	31.84%
Omnibus Cash Cash
P.O. Box 1533
Minneapolis, MN 55480-1533

National Financial Services LLC	I	16.04%
FBO Exclusive Customers	Z	6.63%
Attn Mutual Funds Dept.
499 Washington Blvd
Jersey City, NJ 07310-1995

TD Ameritrade Clearing, Inc.	R	10.09%
For the Exclusive Benefit of Our Customers
P.O. Box 2226
Omaha, NE 68103-2226

John Hancock Trust Company LLC	R	12.84%
690 Canton Street
Suite 100
Westwood, MA 02090-2324

AXOS Clearing LLC	R	8.51%
FBO #359
P.O. Box 6503
Englewood, CO 80155-6503

Wells Fargo Bank NA FBO	Z	44.52%
WFC CBP—Cohen & Steers
P.O. Box 1533
Minneapolis, MN 55480-1533

Ameritrade Inc.	Z	21.23%
For the Exclusive Benefit of Our Customers
P.O. Box 2226
Omaha, NE 68103-2226

AXOS Clearing LLC	Z	7.60%
FBO #817
P.O. Box 6503
Englewood, CO 80155-6503

Real Assets Fund (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
RBC Capital Markets LLC	A	6.39%
Michael J. Silver TTEE
190 Carondelet PLZ
STE 600
Saint Louis, MO 63105-3433

Pershing LLC	C	13.14%
1 Pershing Plaza
Jersey City, NJ 07399-0002

Charles Schwab & Co., Inc.	A	14.67%
Special Custody A/C FBO Customers	I	23.76%
Attn: Mutual Fund
211 Main Street
San Francisco, CA 94105-1905

UBS WM USA	C	43.54%
Omni Account M/F	R	34.65%
SPEC CDY A/C EBOC UBSFSI
1000 Harbor Blvd. Fl 5
Weehawken, NJ 07086-6761

Charles Schwab & Co., Inc.	A	15.30%
Reinvest Account	I	19.86%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

Merrill Lynch	A	45.17%
For Exclusive Benefit of Our Customers	C	18.83%
4800 Deer Lake Drive East	I	6.39%
2nd Floor
Jacksonville, FL 32246-6484

Raymond James	C	12.51%
Omnibus for Mutual Funds
House Account
880 Carillon Parkway
St. Petersburg, FL 33716-1100

National Financial Services LLC	I	32.35%
FBO Exclusive Customers
Attn Mutual Funds Dept.
499 Washington Blvd
Jersey City, NJ 07310-1995

Wells Fargo Clearing Services LLC	R	41.87%
Special Custody Account
For the Exclusive Benefit of the Customer
2801 Market Street
Saint Louis, MO 63103-2523

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	R	23.48%
For the Exclusive Benefit of its Customers
1 New York Plaza
Floor 12
New York, NY 10004-1932

PIMS/Prudential Retirement	Z	23.28%
As Nominee for the TTEE/Cust PL 763
One Centennial Square
Hadddonfield, NJ 08033-2454

Reliance Trust Company FBO	Z	29.99%
Prime Buch
PO Box 78446
Atlanta,GA 30357-2446

BANCMONT	Z	17.79%
FBO MFPAE
P.O. Box 2309
Great Falls, MT 59403-2309

BANCMONT	Z	17.91%
FBO MFPBA
P.O. Box 2309
Great Falls, MT 59403-2309

BANCMONT	Z	9.39%
FBO MFPCA
P.O. Box 2309
Great Falls, MT 59403-2309

As of the dates indicated below, the following principal holders owned 25% or more of the total outstanding shares of each Fund. Such ownership may be beneficially held by individuals or entities other than the owner listed.

Realty Shares (as of January 31, 2022)

Name and Address	Percentage of Total Shares Held
National Financial Services LLC	41.71%
FBO Exclusive Customers
Attn Mutual Funds Dept.
499 Washington Blvd
Jersey City, NJ 07310-1995

Institutional Realty Shares (as of January 31, 2022)

Name and Address	Percentage of Total Shares Held
Charles Schwab & Co., Inc.	30.25%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905

International Realty Fund (as of July 30, 2021)

Name and Address	Percentage of Total Shares Held
Charles Schwab & Co., Inc.	70.87%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905

Real Assets Fund (as of January 31, 2022)

Name and Address	Percentage of Total Shares Held
National Financial Services LLC	30.46%
FBO Exclusive Customers
Attn Mutual Funds Dept.
499 Washington Blvd
Jersey City, NJ 07310-1995

Charles Schwab & Co., Inc.	41.84%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905

MANAGEMENT OWNERSHIP

As of January 31, 2022, the Directors and officers as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund, except as shown in the following table:

Name and Address	Fund Classes	Percentage Owned by Directors and Officers
Real Assets Fund	I	1.26%

INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISOR

Cohen & Steers Capital Management, Inc., a registered investment advisor, located at 280 Park Avenue, New York, New York 10017, is the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of CNS, a publicly traded company whose shares are listed on the NYSE under the symbol “CNS.” As of December 31, 2021, the Advisor managed approximately $106.6 billion in assets.

The Advisor was formed in 1986 and its current clients include pension plans of leading corporations, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds.

Pursuant to investment advisory agreements (each, an “Investment Advisory Agreement”) with each of Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund, Realty Shares and MLP & Energy Opportunity, and an investment management agreement (an “Investment Management

Agreement”) with Institutional Realty Shares, the Advisor furnishes a continuous investment program for each Fund’s portfolio, and has overall responsibility for directing the investments of each Fund in accordance with each Funds’ investment objective, policies and limitations, subject to the general supervision of the Board of Directors of each Fund. With respect to Alternative Income Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Real Assets Fund and MLP & Energy Opportunity Fund, the Advisor is also responsible for supervising the Subadvisors.

Except with respect to Preferred Securities and Income SMA Shares, under each Investment Advisory Agreement or Investment Management Agreement, as applicable, the Fund pays the Advisor a monthly advisory or management fee equal to an annual percentage of the average daily net assets of the Fund. The fee that each Fund pays pursuant to its Investment Management Agreement or Investment Advisory Agreement, as applicable, is set forth in the table below. In addition, the Advisor has made contractual commitments to certain of the Funds to waive its fee and/or reimburse such Funds for expenses to the extent necessary to maintain those Funds’ total annual operating expenses at or below certain levels. Such waiver/reimbursement arrangements are also set forth in the table below and were most recently approved by the Board of Directors on June 8, 2021.

Fund	Advisory/Management Fee	Waiver/ Reimbursement Arrangement
Low Duration Preferred and Income Fund*	0.65%	Through June 30, 2023, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 0.95% for Class A shares, 1.60% for Class C shares, 0.60% for Class F shares, 0.60% for Class I shares, 1.10% for Class R shares and 0.60% for Class Z shares, subject to the exclusions described in the Fund’s Prospectus.

Alternative Income Fund*	0.70%	Through June 30, 2023, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class F shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares, subject to the exclusions described in the Fund’s Prospectus. Class F shares are not currently available for purchase.

Global Infrastructure Fund*	0.75% for assets up to and including $1.5 billion; 0.65% for assets above $1.5 billion	Through June 30, 2023, the Advisor has contractually agreed to waive and/or reimburse the Fund’s Class I shareholder service fee up to the maximum shareholder service fee of 0.10%.

Global Realty Shares*	0.75%	Through June 30, 2023, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class F shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares, subject to the exclusions described in the Fund’s Prospectus. Class F shares are not currently available for purchase.

Fund	Advisory/Management Fee	Waiver/ Reimbursement Arrangement

Institutional Realty Shares	0.75%	The Advisor contractually agreed to waive its fee and/or reimburse the Fund so that its total annual operating expenses never exceed 0.75% of average daily net assets, subject to the exclusions described in the Fund’s Prospectus. This commitment will remain in place for the life of the Fund.

International Realty Fund*	0.95% for assets up to and including $1.5 billion; 0.85% for assets above $1.5 billion	Through June 30, 2023, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 1.35% for Class A shares, 2.00% for Class C shares, 1.00% for Class F shares, 1.00% for Class I shares, 1.50% for Class R shares and 1.00% for Class Z shares, subject to exclusions described in the Fund’s Prospectus. Class F shares are not currently available for purchase.

MLP and Energy Opportunity Fund*	0.80%	Through June 30, 2023, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class F shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z, subject to exclusions described in the Fund’s Prospectus. Class F shares are not currently available for purchase.

Preferred Securities and Income Fund*	0.70% for assets up to and including $8.5 billion; 0.65% for assets above $8.5 billion	Through June 30, 2023, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares, subject to exclusions described in the Fund’s Prospectus.

Real Assets Fund*	0.75%	Through June 30, 2023, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses, which include the expenses of the subsidiary, do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class F shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares, subject to exclusions described in the Fund’s Prospectus. Class F shares are not currently available for purchase.

Fund	Advisory/Management Fee	Waiver/ Reimbursement Arrangement

Real Estate Securities Fund*	0.75% for assets up to and including $1.5 billion; 0.65% for assets above $1.5 billion	N/A

Realty Shares*	0.75% for assets up to $8.5 billion and 0.70% of such assets in excess of $8.5 billion	Through June 30, 2023, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses, do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class F shares, 0.88% for Class I shares, 0.88% for Class L shares, 1.30% for Class R shares and 0.80% for Class Z shares, subject to exclusions described in the Fund’s Prospectus. Class F shares are not currently available for purchase.

Preferred Securities and Income SMA Shares	0.00%	The Advisor has contractually agreed to reimburse the Fund so that the total annual Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, and other expenses approved by the Board of Directors) do not exceed 0.00%, subject to exclusions described in the Fund’s Prospectus.

*	The fee for this Fund is allocated among the separate classes based on the classes’ proportionate shares of such average daily net assets.

For the fiscal years ended: (i) December 31, 2020, 2019 and 2018 for each Fund other than Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2021, 2020, 2019 and 2018 for Low Duration Preferred and Income Fund; (iii) October 31, 2021, October 31, 2020, October 31, 2019 and February 28, 2018 for Alternative Income Fund; (iv) October 31, 2021, 2020 and 2019 for Preferred Securities and Income SMA Shares; and (v) November 30, 2020, 2019 and 2018 for MLP & Energy Opportunity Fund, the Advisor received advisory or management fees in the following amounts:

	2021	2020	2019	2018
Low Duration Preferred and Income Fund	$12,699,862	$10,753,350	$8,872,767	$4,590,163
Alternative Income Fund(1)	$504,256	$546,208	$894,258	$1,281,412
Preferred Securities and Income SMA Shares(2)	N/A	N/A	N/A	N/A
MLP & Energy Opportunity Fund	N/A	$961,339	$1,748,075	$1,252,615
Realty Shares	N/A	$36,310,343	$32,733,850	$32,605,055
Institutional Realty Shares	N/A	$26,916,150	$25,241,568	$20,746,972
Real Estate Securities Fund	N/A	$36,788,708	$39,624,965	$30,004,796
Global Realty Shares	N/A	$9,566,771	$10,913,227	$8,228,242
International Realty Fund	N/A	$5,354,308	$6,015,979	$6,201,294
Global Infrastructure Fund	N/A	$2,720,047	$2,420,424	$2,130,256
Preferred Securities and Income Fund	N/A	$64,552,567	$53,071,287	$50,015,156
Real Assets Fund	N/A	$812,429	$950,698	$1,158,298

(1)

Effective July 1, 2019, the fiscal year end for Alternative Income Fund is October 31. For the fiscal year ended February 28, 2019 and the fiscal period from March 1, 2019 to October 31, 2019, the Advisor received advisory or management fees in the amounts of $620,559 and $273,699, respectively.

(2)	The Advisor does not receive an investment advisory fee from the Preferred Securities and Income SMA Shares.

For the fiscal years ended: (i) December 31, 2020, 2019 and 2018 for each of the following Funds other than Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2021, 2020, 2019 and 2018 for Low Duration Preferred and Income Fund; (iii) October 31, 2021, October 31, 2020, October 31, 2019 and February 28, 2018 for Alternative Income Fund; (iv) October 31, 2021, 2020 and 2019 for Preferred Securities and Income SMA Shares; and (v) November 30, 2020, 2019 and 2018 for MLP & Energy Opportunity Fund, the Advisor waived and/or reimbursed the following Funds the respective amounts set forth in the table below, pursuant to contractual agreements by the Advisor to limit expenses that were substantially the same as those described above:

	2021	2020	2019	2018
Low Duration Preferred and Income Fund	$4,042,005	$3,688,599	$3,717,885	$2,107,623
Alternative Income Fund(1)	$512,950	$555,998	$761,642	$538,856
Preferred Securities and Income SMA Shares(2)	$353,651	$297,328	$167,797	N/A
MLP & Energy Opportunity Fund	N/A	$457,574	$501,300	$418,093
Realty Shares(3)	N/A	$4,056,717	$1,345,734	N/A
Institutional Realty Shares	N/A	$396,101	$329,199	$334,655
Global Realty Shares	N/A	$355,829	$332,924	$374,506
International Realty Fund	N/A	$899,103	$956,824	$957,240
Global Infrastructure Fund	N/A	$216,194	$189,359	$156,416
Preferred Securities and Income Fund	N/A	$0	$224,928	$528,754
Real Assets Fund	N/A	$661,183	$674,468	$683,875

(1)

Effective July 1, 2019, the fiscal year end for Alternative Income Fund is October 31. For the fiscal year ended February 28, 2019 and the fiscal period from March 1, 2019 to October 31, 2019, the Advisor waived and/or reimbursed fees in the amounts of $376,916 and $384,726, respectively.

(2)	Preferred Securities and Income SMA Shares commenced operations on March 1, 2019.
(3)	Effective July 1, 2019, the Advisor contractually agreed to waive its fee and/or reimburse expenses through June 30, 2022.

Therefore, for the fiscal years ended: (i) December 31, 2020, 2019 and 2018 for each of the following Funds other than Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2021, 2020, 2019 and 2018 for Low Duration Preferred and Income Fund; (iii) October 31, 2021, October 31, 2020, October 31, 2019 and February 28, 2018 for Alternative Income Fund; (iv) October 31, 2021, 2020 and 2019 for Preferred Securities and Income SMA Shares; and (v) November 30, 2020, 2019 and 2018 for MLP & Energy Opportunity Fund, the net management fee or advisory fees paid by these Funds were as follows:

	2021	2020	2019	2018
Low Duration Preferred and Income Fund	$8,657,857	$7,064,751	$5,154,882	$2,482,540
Alternative Income Fund(1)	$(8,694)	$(9,790)	$132,616	$742,556
Preferred Securities and Income SMA Shares(2)	$(353,651)	$(297,328)	$(167,797)	N/A
MLP & Energy Opportunity Fund	N/A	$503,765	$1,246,775	$834,522
Realty Shares	N/A	$32,253,626	$31,388,116	$32,605,055
Institutional Realty Shares	N/A	$26,520,049	$24,912,369	$20,412,317
Real Estate Securities Fund	N/A	$36,788,708	$39,624,965	$30,004,796
Global Realty Shares	N/A	$9,210,942	$10,580,303	$7,853,736
International Realty Fund	N/A	$4,455,205	$5,059,155	$5,244,054
Global Infrastructure Fund	N/A	$2,503,853	$2,231,065	$1,973,840
Preferred Securities and Income Fund	N/A	$64,552,567	$52,846,359	$49,486,402
Real Assets Fund	N/A	$151,246	$276,230	$474,423

(1)

Effective July 1, 2019, the fiscal year end for Alternative Income Fund is October 31. For the fiscal year ended February 28, 2019, the net management fee or advisory fee paid by Alternative Income Fund was $243,643. For the fiscal period from March 1, 2019 to October 31, 2019, the Fund was reimbursed $111,027.

(2)	The Advisor does not receive an investment advisory fee from the Preferred Securities and Income SMA Shares.

The Advisor also provides the Funds with such personnel as the Funds may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the co-administrator, the Transfer Agent and the custodian, which the Advisor is not required to furnish under the Investment Advisory Agreements. The personnel rendering these services, who may act as officers of a Fund, may be employees of the Advisor or its affiliates. The cost to a Fund for these services must be agreed to by a Fund and is intended to be no higher than the actual cost to the Advisor or its affiliates of providing the services. Institutional Realty Shares and, prior to July 1, 2019, Realty Shares do not pay for these services performed by officers of the Advisor or its affiliates. A Fund may from time to time hire its own employees or contract to have services performed by third parties, and the management of the Funds intends to do so whenever it appears advantageous to a Fund.

THE SUBADVISORS

With respect to Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Alternative Income Fund, MLP & Energy Opportunity Fund and Real Assets Fund (each, a “Subadvised Fund” and collectively, the “Subadvised Funds”), the Advisor has entered into subadvisory agreements (each, a “Subadvisory Agreement”) with each of the Subadvisors. References in this SAI to activities and responsibilities of the Advisor with respect to a Subadvised Fund may be performed by one or more of the Subadvisors pursuant to the Subadvisory Agreements with the Advisor.

Each of the Subadvisors provides investment advisory and research services in connection with managing the investments of the Subadvised Funds. CNS UK is located at 50 Pall Mall, 7th floor, London, U.K. and CNS Asia is located at 1201-2, Champion Tower, 3 Garden Road, Central, Hong Kong. As of December 31, 2021, CNS Asia and CNS UK managed approximately $3.8 billion and $6.5 billion, respectively.

The Advisor allocates 50% of the advisory fee received from each subadvised Fund among itself and each of CNS Asia and CNS UK based on the portion of each Fund’s average assets managed by the Advisor and each Subadvisor. The Advisor retains the remaining 50% of the advisory fee received from each Fund.

For the fiscal years ended: (i) December 31, 2020, 2019 and 2018 for each of the following Funds other than Alternative Income Fund and MLP & Energy Opportunity Fund; (ii) October 31, 2021, 2020 and 2019 for Alternative Income Fund; and (iii) November 30, 2020, 2019 and 2018 for MLP & Energy Opportunity Fund, the Advisor paid each of CNS Asia and CNS UK the following subadvisory fees with respect to each Subadvised Fund.

CNS Asia

Fiscal Year Ended	Global Infrastructure Fund	Global Realty Shares	International Realty Fund	Real Assets Fund	Alternative Income Fund(1)	MLP & Energy Opportunity Fund(2)
2021	N/A	N/A	N/A	N/A	$20,870	N/A
2020	$223,804	$1,248,759	$1,468,792	$49,615	$20,951	$0
2019	$224,993	$1,414,650	$1,695,958	$57,748	$2,331	$0
2018	$189,022	$1,119,939	$1,709,627	$64,840	N/A	$0

CNS UK

Fiscal Year Ended	Global Infrastructure Fund	Global Realty Shares	International Realty Fund	Real Assets Fund	Alternative Income Fund(1)	MLP & Energy Opportunity Fund(2)
2021	N/A	N/A	N/A	N/A	$72,796	N/A
2020	$177,521	$895,956	$1,065,370	$68,103	$30,830	$4,835
2019	$117,641	$908,986	$1,078,666	$89,669	$3,819	$657
2018	$122,898	$753,445	$1,139,903	$157,711	N/A	$0

(1)	Effective September 18, 2019, the Fund’s Board of Directors approved CNS Asia and CNS UK as Subadvisors.
(2)	In 2018 the Fund invested in U.S. investments only, and therefore did not engage its UK or Asia subadvisors.

PORTFOLIO MANAGERS

Accounts Managed. The portfolio managers for each Fund are listed below. Each portfolio manager also manages other registered investment companies and/or other pooled investment vehicles and other accounts in addition to the Fund or Funds that they manage. Unless otherwise noted, the following tables show, as of the fiscal years ended: (i) December 31, 2020 for each of the following Funds other than Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2021 for Low Duration Preferred and Income Fund; (iii) October 31, 2021 for Alternative Income Fund and Preferred Securities and Income SMA Shares; and (iv) November 30, 2020 for MLP & Energy Opportunity Fund, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Low Duration Preferred and Income Fund
William F. Scapell	11	$23,616	17	$3,257	23	$4,331
Elaine Zaharis-Nikas	8	$18,792	15	$3,175	19	$4,016
Alternative Income Fund
Jon Cheigh	11	$18,922	39	$6,244	41	$13,590	(1)
Vincent L. Childers	1	$289	1	$53	2	$407
William F. Scapell	12	$28,229	17	$3,572	24	$3,710
Elaine Zaharis-Nikas	9	$23,120	15	$3,520	19	$3,198
Benjamin Morton	4	$4,737	13	$1,285	18	$3,227
Preferred Securities and Income SMA Shares
William F. Scapell	12	$27,943	17	$3,572	24	$3,710
Elaine Zaharis-Nikas	9	$22,833	15	$3,520	19	$3,198
Jerry Dorost	4	$2,832	12	$3,194	16	$2,023
MLP & Energy Opportunity Fund
Benjamin Morton	5	$3,829	14	$1,212	15	$2,874
Tyler Rosenlicht	2	$243	1	$7	1	$18
Realty Shares
Jon Cheigh	10	$6,909	38	$4,841	22	$6,537
Jason Yablon	8	$16,237	11	$1,151	11	$4,707	(3)
Mathew Kirschner	5	$13,922	7	$9,416	–0–	$–0–

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Institutional Realty Shares
Jon Cheigh	10	$9,213	38	$4,841	22	$6,537
Jason Yablon	8	$13,933	11	$1,151	11	$4,707	(3)
Mathew Kirschner	5	$16,226	7	$9,416	–0–	$–0–
Real Estate Securities Fund
Jason Yablon	8	$14,422	11	$1,151	11	$4,707	(3)
Mathew Kirschner	5	$14,411	7	$9,416	–0–	$–0–
Global Realty Shares*
Jon Cheigh	11	$16,833	39	$6,146	42	$13,265	(4)
William Leung	1	$640	28	$6,147	28	$4,109
Rogier Quirijns	1	$640	28	$6,147	28	$4,606
Ji Zhang(2)	2	$753	28	$4,542	23	$4,109	(4)
International Realty Fund*
Jon Cheigh	11	$18,331	39	$6,146	42	$13,265	(4)
William Leung	1	$2,138	28	$6,147	28	$4,109
Rogier Quirijns	1	$2,138	28	$6,147	28	$4,606
Ji Zhang(2)	2	$2,250	28	$4,542	23	$4,109	(4)
Global Infrastructure Fund**
Benjamin Morton	4	$4,216	13	$1,272	18	$3,296
Tyler S. Rosenlicht(3)	2	$3,743	13	$1,272	19	$3,347
Christopher Rhine(3)	2	$4,028	15	$1,345	20	$3,425
Thuy Quynh Dang(3)	1	$3,635	13	$1,272	18	$3,296
Preferred Securities and Income Fund
William F. Scapell	10	$13,228	15	$3,170	22	$3,780
Elaine Zaharis-Nikas	7	$8,959	13	$3,025	19	$3,414
Real Assets Fund
Jon Cheigh	10	$12,982	38	$4,841	22	$6,537
Nicholas Koutsoftas	–0–	$–0–	1	$34	1	$1,082
Vincent L. Childers	1	$66	1	$34	2	$1,206
Benjamin Morton	5	$3,822	14	$1,239	15	$2,956
Benjamin Ross	–0–	$–0–	1	$34	2	$1,206
Christopher Rhine	1	$66	2	$64	4	$1,304

*	Other accounts managed data as of November 30, 2021.
**	Other accounts managed data as of January 11, 2022.
(1)	One “Other Account”, with total assets of $1,059 million as of October 31, 2021, is subject to performance based fees.
(2)	Effective November 1, 2021, Ji Zhang was added as a portfolio manager of the Fund.
(3)	Effective January 11, 2022, Tyler S. Rosenlicht, Christopher Rhine and Thuy Quynh Dang were added as portfolio managers of the Fund.
(4)	One “Other Accounts”, with total assets of 1,043 million as ofNovember 30, 2021, is subject to performance based fees.
(5)	One “Other Account”, with total assets of $419.9 million as of December 31, 2020, is subject to performance based fees.

Share Ownership. The following table indicates the dollar range of securities of each Fund owned by each Fund’s portfolio managers as of (i) December 31, 2020 for each Fund other than Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund, (ii) April 30, 2021 with respect to Low Duration Preferred and

Income Fund, (iii) October 31, 2021 with respect to Alternative Income Fund and Preferred Securities and Income SMA Shares; and (iv) November 30, 2020 with respect to MLP & Energy Opportunity Fund:

A—None

B—$1-$10,000

C—$10,001-$50,000

D—$50,001-$100,000

E—$100,001-$500,000

F—$500,001-$1,000,000

G—over $1,000,000

N/A—Not applicable (not a portfolio manager of the Fund)

Portfolio Manager	Low Duration Preferred and Income Fund	Alternative Income Fund	Preferred Securities and Income SMA Shares	MLP & Energy Opportunity Fund	Realty Shares	Institutional Realty Shares	Real Estate Securities Fund	Global Realty Shares	International Realty Fund	Global Infrastructure Fund	Preferred Securities and Income Fund	Real Assets Fund
William F. Scapell	F	A	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	F	N/A
Benjamin Morton	N/A	A	N/A	A	N/A	N/A	N/A	N/A	N/A	F	N/A	A
Tyler Rosenlicht(2)	N/A	N/A	N/A	E	N/A	N/A	N/A	N/A	N/A	A	N/A	N/A
Roger Quirijns	N/A	N/A	N/A	N/A	N/A	N/A	N/A	A	A	N/A	N/A	N/A
Jon Cheigh	N/A	A	N/A	N/A	A	A	N/A	G	A	N/A	N/A	G
Jason Yablon	N/A	N/A	N/A	N/A	F	E	A	N/A	N/A	N/A	N/A	N/A
William Leung	N/A	N/A	N/A	N/A	N/A	N/A	N/A	A	A	N/A	N/A	N/A
Elaine Zaharis-Nikas	E	A	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	E	N/A
Vincent Childers	N/A	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	E
Nicholas Koutsoftas	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	A
Benjamin Ross	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	D
Christopher Rhine(2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	F	N/A	A
Mathew Kirschner	N/A	N/A	N/A	N/A	A	E	A	N/A	N/A	N/A	N/A	N/A
Jerry Dorost	N/A	N/A	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ji Zhang(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	A	A	N/A	N/A	N/A
Thuy Quynh Dang(2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	A	N/A	N/A

(1)	Effective November 1, 2021, Ji Zhang was added as a portfolio manager of Cohen & Steers Global Realty Shares, Inc. and Cohen & Steers International Realty Fund, Inc.
(2)	Effective January 11, 2022, Tyler S. Rosenlicht, Christopher Rhine and Thuy Quynh Dang were added as portfolio managers of Cohen & Steers Global Infrastructure Fund, Inc.

Conflicts of Interest

Advisor, CNS Asia and CNS UK. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Fund may invest or that may pursue a strategy similar to one of the Fund’s strategies, the Advisor and CNS Asia and CNS UK have procedures in place that are designed to ensure that all accounts are treated fairly and that the Funds are not disadvantaged.

For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to a Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor or CNS Asia and/or CNS UK, as applicable. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor and CNS Asia and CNS UK strive to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related limitations (such as client-imposed restrictions or lack of available cash), for equity strategies it is the general policy of the Advisor and CNS Asia and CNS UK to allocate investment ideas pro rata to all accounts with the same primary investment strategy, except where an allocation would not produce a meaningful position size. Cohen & Steers generally attempts to allocate orders for the same fixed income security on a pro rata basis among participating eligible accounts. Purchases and sales of fixed income securities, including new issues and other limited investment opportunities may differ from a pro-rata allocation based on the investment objective, guideline restrictions, the benchmark and characteristics of the particular account. When determining which accounts will participate in a block trade, Cohen & Steers also takes into consideration factors that may include duration, sector and/or issuer weights relative to benchmark, cash flows / liquidity needs, style, maturity and credit quality. In addition, if the allocation process results in a very small allocation, or if there are minimum security requirements that are not achieved at our targeted position size, these amounts can be reallocated to other clients. To reach desired outcomes with regards to portfolio characteristics, certain portfolios may hold different securities with substantially similar investment characteristics to achieve its investment objective, such that comparable risk positioning, in accordance with guidelines and mandates, is realized over time. In addition, each Fund, as a registered investment company, is subject to different regulations than certain of the other accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the other accounts.

Certain of the portfolio managers may from time to time manage one or more accounts in which the Advisor or CNS Asia and/or CNS UK holds a substantial interest (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Advisor and CNS Asia and CNS UK, however, not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Advisor and CNS Asia and CNS UK may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not normally be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. However, in the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the Advisor and CNS Asia and CNS UK, acting in their reasonable judgment and consistent with their fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Certain accounts managed by the Advisor may compensate the Advisor using performance based fees. Orders for these accounts will be aggregated, to the extent possible, with any other account managed by the Advisor, regardless of the method of compensation. In the event such orders are aggregated, allocation of partially-filled orders will be made on a pro-rata basis in accordance with pre-trade indications. An account’s fee structure is not considered when making allocation decisions.

Certain of the portfolio managers may from time to time manage portfolios used in a unified managed account programs or other model portfolio arrangements (collectively, “Model Portfolios”) offered by various sponsors and/or other non-Cohen & Steers investment advisors. In connection with these Model Portfolios, portfolio managers provide investment recommendations in the form of model portfolios to a third party, who is responsible for executing trades for participating client accounts. The Advisor maintains procedures designed to deliver portfolios on a fair and equitable basis. Trades for Cohen & Steers discretionary managed accounts, including the Funds, are worked contemporaneously with the delivery of updated model information. The Model Portfolios may achieve a security weighting ahead of or after the weighting achieved in our Funds.

Finally, the structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus compensation.

The Advisor and CNS Asia and CNS UK, and the Funds, have adopted certain compliance procedures that are designed to address the above conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation of Investment Professionals, CNS Asia and CNS UK

Compensation of portfolio managers and other investment professionals is comprised of: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of CNS, the parent company of the Advisor, CNS Asia and CNS UK. All employees, including the portfolio managers and other investment professionals, also receive certain retirement, insurance and other benefits. Compensation is reviewed on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are effective the January following the fiscal year-end of CNS.

Compensation for the portfolio managers is determined by evaluating four primary components, in order of emphasis: (1) investment performance, (2) leadership and collaboration, (3) team level revenue changes and (4) the firm’s financial results.

The investment performance evaluation is based on the team’s excess returns versus a representative benchmark and, where available, on the percentile rankings relative to an institutional peer group and percentile rankings relative to a retail peer group. The performance metrics are on a pre-tax and pre-expense basis and are reviewed for both the one- and three-year periods, with a greater weight given to the three-year period. The benchmark and peers which most represent the investment strategy are used in evaluating performance. For portfolio managers responsible for multiple Funds and other accounts, performance is evaluated on an aggregate basis. Leadership and collaboration are evaluated through a qualitative assessment. The qualitative factors considered for evaluating leadership include, among others, process and innovation, team development, thought leadership, client service and cross team cooperation. A final factor is based on portfolio managers’ ownership level in the Funds they manage.

On an annual basis, the performance metrics and leadership factors are aggregated to produce a quantitative assessment of the portfolio manager and investment team. This assessment is considered alongside calendar year over year changes in a strategy’s advisory fees earned, the operating performance of the Advisor and CNS, and market factors to determine appropriate levels for salaries, bonuses and stock-based compensation. Base compensation for portfolio managers are fixed and vary in line with the portfolio manager’s seniority and position with the firm. Cash bonuses and stock based compensation may fluctuate significantly from year-to-year, based on this framework.

The Advisor has a negligible number of accounts with performance based fees, and although portfolio managers do not directly receive a portion of these fees, performance based fees may contribute to the overall profitability of the Advisor.

ADMINISTRATIVE SERVICES

The Advisor performs certain administrative functions for each Fund, including (i) providing office space, materials and supplies for each Fund, furnishing all executive and administrative personnel necessary for managing the affairs for each Fund, including personnel to perform clerical, bookkeeping, accounting and other office functions, as well as all administrative services performed on behalf of shareholders; (ii) providing each Fund with the services necessary to organize any Fund or Class thereof that commences operations on or after the date of the applicable administration agreement so that such Fund or Class can conduct business as described in each Fund’s registration statement; (iii) supervising preparation of periodic updating of each Fund’s registration statement, including prospectus and statement of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iv) supervising preparation of periodic reports to each Fund’s shareholders and filing of these reports with the SEC, Forms N-CEN filed with the SEC, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (v) preparation or review of each Fund’s expense budgets, monitoring of daily accruals and calculating or reviewing adjustments as necessary; (vi) paying compensation of each Fund’s officers for services rendered as such; (vii) supervising the daily pricing of each Fund’s investment portfolio and the publication of the NAV of each Fund’s shares, earnings reports and other financial data; (viii) coordinating matters relating to the operation of each Fund, including any necessary coordination among the adviser or sub-advisers for each Fund, the custodian(s), transfer agent(s), any sub-transfer agent(s) or other administrative service agent(s), dividend disbursing agent(s), recordkeeping agent(s), accountants, attorneys, and other parties performing services or operational functions for each Fund; (ix) supervising compliance by Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for each Fund (other than those maintained by the Custodian and Transfer Agent); (x) preparing or supervising the preparation by third parties of all federal, state, and local tax returns and reports of each Fund required by applicable law and filing of tax reports other than each Fund’s income tax returns; (xi) calculating dividends and distributions to shareholders and communicating such information to each Fund’s transfer agent, fund accounting agent and outside tracking firms such as Morningstar and Broadridge; (xii) preparation of materials for Board meetings and preparation of minutes of such meetings; (xiii) oversight of service providers who file claims for class action lawsuits with respect to securities in each Fund; (xiv) arrange for providing and maintaining a bond issued by a reputable insurance company authorized to do business in the place where the bond is issued against larceny and embezzlement covering each officer and employee of each Fund, the investment adviser to each Fund and/or any sub-adviser who may singly or jointly with others have access to funds or securities of each Fund, with direct or indirect authority to draw upon such funds or to direct generally the disposition of such funds; the bond shall be in such reasonable amount as a majority of the Directors who are not “interested persons” of each Fund, as defined in the 1940 Act, shall determine, with due consideration to the aggregate assets of each Fund to which any such officer or employee may have access and the premium, or portion thereof pursuant to an agreement among the insured parties in the case of a joint insured bond, for the bond shall be payable by each Fund; (xv) providing response to direct shareholder and financial advisor inquiries and provision of timely assistance as required; maintenance of each Fund’s website; provision of and staffing of a toll free number; oversight of the shareholder services provided by each Fund’s Transfer Agent; and monitoring direct shareholder activity pursuant to Rule 22c-2 under the 1940 Act; and (xvi) such other administrative services as each Fund and Administrator may agree.

The Advisor provides these administrative services to Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund and Realty Shares pursuant to an administration agreement with each of these Funds (the “Administration Agreement”). For its services under the Administration Agreement, the Advisor receives a monthly fee from each of the foregoing Funds at the annual rate of 0.08% in the case of Real Assets Fund, 0.05% in the case of MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Low Duration Preferred and Income Fund, 0.04% in the case of International Realty Fund, Global Realty Shares, Realty Shares, Real Estate Securities Fund and Global Infrastructure Fund, and 0.02% in the case of Alternative Income Fund. The Advisor provides these administrative services to Institutional Realty Shares and Preferred Securities and Income SMA Shares at no additional fee to that Fund other than the fees paid under its Investment Management Agreement (except Preferred Securities and Income SMA Shares, which does not pay fees under its Investment Management Agreement).

In accordance with the terms of the Administration Agreement or Investment Management Agreement, as applicable, and with the approval of each Fund’s Board of Directors, the Advisor has caused each Fund to retain State Street Bank and Trust Company (“State Street”) under a fund accounting and administration agreement (the “Co-Administration Agreement”) with each Fund. Under the Co-Administration Agreement, State Street has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining each Fund’s NAV and preparing these figures for publication; (ii) maintaining certain of each Fund’s books and records that are not maintained by the Advisor, custodian or Transfer Agent; (iii) preparing financial information for each Fund’s income tax returns, proxy statements, shareholders reports, and SEC filings and (iv) responding to shareholder inquiries.

Under the terms of the Co-Administration Agreement, MLP & Energy Opportunity Fund, Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund and Realty Shares each pay State Street a monthly administration fee computed on the basis of the aggregate net assets of all the funds in the Cohen & Steers Fund Complex at an annual rate equal to 0.007% of the first $5 billion in assets, 0.0045% of the next $7.5 billion, 0.0035% of the next $17.5 billion, and 0.0025% of assets in excess of $30 billion, with a minimum fee per fund of $42,000. The aggregate fee paid by each Fund and the other funds in the Cohen & Steers Fund Complex to State Street is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. Each of MLP & Energy Opportunity Fund, Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund and Realty Shares is then responsible for its pro rata amount of the aggregate administration fee. In the case of Institutional Realty Shares, the Advisor pays for the cost of State Street’s services without any additional charge to that Fund.

State Street also serves as each Fund’s custodian. See “Custodian and Transfer and Dividend Disbursing Agent,” below. The Transfer Agent, an affiliate of State Street, has been retained by each Fund to provide transfer agency services.

For the fiscal years ended: (i) December 31, 2020, 2019 and 2018 for each Fund other than Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2021, 2020, 2019 and 2018 for Low Duration Preferred and Income Fund; (iii) October 31, 2021, October 31, 2020, October 31, 2019 and February 28, 2018 for Alternative Income Fund; (iv) October 31, 2021, 2020 and 2019 for Preferred Securities and Income SMA Shares; and (v) November 30, 2020, 2019 and 2018 for MLP & Energy Opportunity Fund, the Advisor received administration fees from each Fund in the following amounts:

	2021	2020	2019	2018
Low Duration Preferred and Income Fund	$976,912	$827,181	$682,521	$353,089
Alternative Income Fund(1)	$14,407	$15,606	$25,550	$48,975
Preferred Securities and Income SMA Shares(2)	N/A	N/A	N/A	N/A
MLP & Energy Opportunity Fund	N/A	$60,084	$109,255	$68,196
Realty Shares	N/A	$1,936,551	$1,494,935	$1,244,202
Institutional Realty Shares	N/A	N/A	N/A	N/A
Real Estate Securities Fund	N/A	$2,171,613	$2,346,152	$1,754,141
Global Realty Shares	N/A	$510,228	$582,039	$435,019
International Realty Fund	N/A	$225,445	$253,304	$261,107
Global Infrastructure Fund	N/A	$145,069	$129,089	$113,614
Preferred Securities and Income Fund	N/A	$4,644,045	$3,791,932	$3,572,511
Real Assets Fund	N/A	$86,659	$101,408	$123,552

(1)

Effective July 1, 2019, the fiscal year end for Alternative Income Fund is October 31. For the fiscal year ended February 28, 2019 and the fiscal period from March 1, 2019 to October 31, 2019, the Advisor received administration fees from Alternative Income Fund in the amounts of $17,730 and $7,820, respectively.

(2)	Preferred Securities and Income SMA Shares commenced operations on March 1, 2019.

DISTRIBUTOR

Cohen & Steers Securities, LLC located at 280 Park Avenue, New York, NY 10017 (the “Distributor”), serves as the Distributor of shares of each Fund.

For Class A, Class C and Class R shares of Low Duration Preferred and Income Fund, Alternative Income Fund, Global Infrastructure Fund, Global Realty Shares, Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund, the Distributor receives compensation as described below under each Fund’s Distribution Plan or Distribution and Service Plan.

With respect to Institutional Realty Shares and Preferred Securities and Income SMA Shares, which each offer only one class of shares and do not have a Distribution Plan, the Distributor serves without compensation.

The Distributor is not obligated to sell any specific amount of shares of any Fund and will sell shares, as agent for each Fund, on a continuous basis only against orders to purchase shares.

The Distributor is an “affiliated person” of the Advisor, which is itself an affiliated person of each Fund. The Distributor is a wholly-owned subsidiary of CNS. Those individuals identified above under “Management of the Fund” as Directors or officers of both the Funds and the Distributor are affiliated persons of both entities.

For the fiscal years ended: (i) December 31, 2020, 2019 and 2018 for each Fund other than Low Duration Preferred and Income Fund, Alternative Income Fund and MLP & Energy Opportunity Fund; (ii) April 30, 2021, 2020, 2019 and 2018 for Low Duration Preferred and Income Fund; (iii) October 31, 2021, October 31, 2020, October 31, 2019 and February 28, 2018 for Alternative Income Fund; and (iv) November 30, 2020, 2019 and 2018 for MLP & Energy Opportunity Fund, the Distributor received the following combined commissions on sales of Class A, Class C and Class R shares of, Alternative Income Fund, Global Infrastructure Fund, Realty Shares, Global Realty Shares, International Realty Fund, Low Duration Preferred and Income Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund and MLP & Energy Opportunity Fund:

	2021	2020	2019	2018
Low Duration Preferred and Income Fund	$49,799	$140,408	$39,317	$122,138
Alternative Income Fund(1)	$10,030	$11,990	$56,024	$5,049
MLP & Energy Opportunity Fund	N/A	$20,369	$11,145	$15,571
Realty Shares(2)	N/A	$24,242	$8,398	N/A
Real Estate Securities Fund	N/A	$33,441	$126,690	$64,481
Global Realty Shares	N/A	$10,300	$8,389	$5,296
International Realty Fund	N/A	$2,418	$1,013	$32,758
Global Infrastructure Fund	N/A	$9,454	$19,741	$12,613
Preferred Securities and Income Fund	N/A	$387,235	$234,728	$194,485
Real Assets Fund	N/A	$1,430	$598	$4,354

(1)

Effective July 1, 2019, the fiscal year end for Alternative Income Fund is October 31. For the fiscal year ended February 28, 2019 and the fiscal period from March 1, 2019 to October 31, 2019, the Distributor received combined commissions on sales of Class A, Class C and Class R shares of Alternative Income Fund in the amounts of $28,385 and $27,639, respectively.

(2)

The inception date of Class A, Class C and Class R shares is July 1, 2019. Prior to this, Realty Shares offered only one class of shares and did not have a Distribution Plan, the Distributor served without compensation.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

State Street, which has its principal business at One Lincoln Street, Boston, Massachusetts 02111, has been retained to act as custodian of each Fund’s investments. The Transfer Agent, which has its principal business at P.O. Box 219953, Kansas City, MO 64121-9953 provides transfer and dividend disbursing agency services to each Fund.

Neither State Street nor the Transfer Agent has any part in deciding a Fund’s investment policies or which securities are to be purchased or sold for a Fund’s portfolio.

PROXY VOTING

The Funds’ Boards of Directors have delegated to the Advisor and, as applicable, the Subadvisors the responsibility for voting proxies on behalf of each Fund, and have determined that the Advisor and, as applicable, the Subadvisors will vote proxies with respect to those portfolio securities for which they have investment responsibility. A summary of the proxy voting policies and procedures for the Advisor and each Subadvisor is set forth in Appendix A.

Each Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Each Fund’s Form N-PX filings are available (i) without charge, upon request, by calling toll-free at (800) 437-9912 and (ii) on the SEC’s website (http://www.sec.gov).

CODE OF ETHICS

The Funds, the Advisor, the Subadvisors and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Advisor and Subadvisors, Rule 204A-1 under the Investment Advisers Acts of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Funds’ securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Directors and could result in severe penalties.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor, CNS Asia and CNS UK. Subject to the supervision of the Board of Directors, decisions to buy and sell securities for a Fund and negotiation of its brokerage commission rates are made by the Advisor and, as applicable, each Subadvisor. Transactions on U.S. and, as applicable, non-U.S. stock exchanges involve the payment by a Fund of negotiated brokerage commissions. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges. Fixed-income securities are purchased and sold (including certain preferred securities) through principal transactions, meaning the securities are normally purchased on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The Funds generally do not pay a stated brokerage commission on these transactions, although the purchase price for such securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices). There is generally no stated commission in the case of equity securities traded in the over-the-counter market but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, a Fund may make purchases of underwritten or agency placed issues at prices that reflect underwriting or placement fees. The Advisor and, as applicable, each Subadvisor, will only cause a Fund to engage in these transactions if they deem such participation to be in the best interests of the Fund. In certain circumstances, regulatory restrictions may prevent a Fund from purchasing securities in an offering in which an affiliate serves as placement agent of the issuer, and that Fund’s inability to participate could be deemed to be to the detriment of the Fund.

The Advisor and, as applicable, a Subadvisor, have the responsibility of selecting brokers and dealers to execute portfolio transactions. In selecting a broker to execute each particular transaction, the Advisor and, as applicable, each Subadvisor, generally will take the following into consideration (if and as relevant to the transaction): the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to a Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution and other services offered, including research services. Research services include research reports and analyzed market data services.

In transactions to buy and sell fixed-income securities, the selection of the broker-dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved. The Advisor and, as applicable, a Subadvisor, will seek to obtain prompt execution of orders at the most favorable prices or yields and may consider other factors as appropriate.

The Advisor and, as applicable, each Subadvisor, shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay a broker an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged solely for execution services for that transaction if the Advisor or a Subadvisor, as the case may be, determines in good faith that the commission was reasonable in relation to the value of the research service provided.

Research and investment information may be provided by brokers at no cost to the Advisor or a Subadvisor, if applicable, and available for the benefit of other accounts advised by the Advisor, a Subadvisor, if applicable, and their affiliates, and not all of the information will be used in connection with a Fund. While this information may be useful in varying degrees and may tend to reduce the Advisor’s or a Subadvisors’ expenses, it is not possible to estimate its value, and in the opinion of the Advisor or a Subadvisor, if applicable, it does not reduce the Advisor’s or a Subadvisor’s expenses in a determinable amount.

The Advisor and each Subadvisor, if applicable, may take into account payments made by brokers effecting transactions for a Fund to other persons on behalf of a Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees).

The revised European Union (“EU”) Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in the Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisors and broker-dealers serving clients in both the United States and the EU. It is possible that a Subadvisor subject to MiFID II will cause a Fund to pay for research services with soft dollars in circumstances where the Subadvisor is prohibited from causing its other client accounts to do so, including where the Subadvisor aggregates trades on behalf of the Fund and those other client accounts. In such situations, the Fund would bear the additional amounts for the research services and the Fund’s Subadvisor’s other client accounts would not, although the Subadvisor’s other client accounts might nonetheless benefit from those research services.

Pursuant to its internal procedures, the Advisor regularly evaluates the brokerage and research services provided by each broker-dealer that it uses.

For the fiscal years ended: (i) December 31, 2020, 2019 and 2018 for each Fund other than Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2021, 2020, 2019 and 2018 for Low Duration Preferred and Income Fund; (iii) October 31, 2021, October 31, 2020, October 31, 2019 and February 28, 2018 for Alternative Income Fund; (iv) October 31, 2021, 2020 and 2019 for Preferred

Securities and Income SMA Shares; and (v) November 30, 2020, 2019 and 2018 for MLP & Energy Opportunity Fund, each Fund paid total brokerage commissions in the following amounts:

	2021	2020	2019	2018
Low Duration Preferred and Income Fund(3)	$50,842	$54,910	$47,062	$21,627
Alternative Income Fund(1)	$93,866	$136,474	$211,362	$197,905
Preferred Securities and Income SMA Shares(2)	$22,746	$54,641	$5,850	N/A
MLP & Energy Opportunity Fund(3)	N/A	$458,674	$507,184	$252,348
Realty Shares	N/A	$3,103,380	$2,718,308	$3,041,839
Real Estate Securities Fund(3)	N/A	$6,044,680	$4,055,782	$4,051,324
Institutional Realty Shares	N/A	$2,213,830	$1,912,254	$2,046,863
Global Realty Shares(3)	N/A	$1,716,261	$1,669,816	$1,377,749
International Realty Fund	N/A	$951,441	$951,984	$978,174
Global Infrastructure Fund	N/A	$440,421	$310,893	$242,283
Preferred Securities and Income Fund(3)	N/A	$648,374	$572,269	$737,537
Real Assets Fund	N/A	$144,679	$156,650	$154,707

(1)

Effective July 1, 2019, the fiscal year end for Alternative Income Fund is October 31. For the fiscal year ended February 28, 2019 and the fiscal period from March 1, 2019 to October 31, 2019, Alternative Income Fund paid total brokerage commissions in the amounts of $115,780 and $95,582, respectively.

(2)	Preferred Securities and Income SMA Shares commenced operations on March 1, 2019.
(3)	The increase in brokerage commission levels was due to increased portfolio turnover and changes in fund assets.

Of the amounts listed above, brokerage commission paid to brokers or dealers for providing third party and proprietary research and investment information were as follows:

	2021	2020	2019	2018
Low Duration Preferred and Income Fund(1)	$29,015	$36,606	$31,364	$14,329
Alternative Income Fund(2)	$40,791	$65,591	$100,105	$92,211
Preferred Securities and Income SMA Shares(3)	$14,756	$35,536	$3,818	N/A
MLP & Energy Opportunity Fund(1)	N/A	$158,822	$170,402	$100,329
Realty Shares	N/A	$1,145,039	$980,451	$1,276,016
Institutional Realty Shares	N/A	$878,436	$715,902	$851,190
Real Estate Securities Fund(1)	N/A	$2,454,694	$1,505,904	$1,709,470
Global Realty Shares(1)	N/A	$685,652	$609,558	$597,387
International Realty Fund	N/A	$390,747	$358,145	$418,487
Global Infrastructure Fund	N/A	$186,005	$120,878	$96,496
Preferred Securities and Income Fund(1)	N/A	$425,575	$335,214	$443,434
Real Assets Fund	N/A	$64,730	$67,097	$71,075

(1)	The increase in brokerage commission levels was due to increased portfolio turnover and changes in fund assets.
(2)

Effective July 1, 2019, the fiscal year end for Alternative Income Fund is October 31. For the fiscal year ended February 28, 2019 and the fiscal period from March 1, 2019 to October 31, 2019, Alternative Income Fund paid to brokers or dealers for providing third party and proprietary research and investment information in the amounts of $54,874 and $45,231, respectively.

(3)	Preferred Securities and Income SMA Shares commenced operations on March 1, 2019.

As of the close of the fiscal year ended: (i) December 31, 2020 for each Fund other than Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2021 for Low Duration Preferred and Income Fund; (iii) October 31, 2021 for Alternative Income Fund and Preferred Securities and Income SMA Shares; and (iv) November 30, 2020 for MLP & Energy Opportunity Fund, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents, with the exception of Preferred Securities and Income Fund, Real Assets Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares and Low Duration Preferred and Income Fund.

As of April 30, 2021, Low Duration Preferred and Income Fund held securities of its regular brokers or dealers or of their parents as follows:

Dollar Value of Securities Owned
Citigroup	$115,212,506
J.P. Morgan Chase & Co.	$93,848,443
Bank of America	$85,741,162
Credit Suisse	$70,089,743
Wells Fargo & Co.	$58,745,089
Societe Generale	$44,379,378
UBS	$32,522,656
Barclays Capital Inc.	$29,888,669
Credit Agricole SA	$27,521,149
BNP Paribas	$24,840,218
HSBC	$24,705,650
Bank of New York	$21,853,889

As of October 31, 2021, Alternative Income Fund and Preferred Securities and Income SMA Shares held securities of its regular brokers or dealers or of their parents as follows:

Dollar Value of Securities Owned
Alternative Income Fund
Citigroup Global Markets, Inc.	$1,725,579
J.P. Morgan Chase & Co.	$1,409,005
Bank of America Corp.	$1,195,520
Wells Fargo Securities LLC	$807,796
Barclays Capital Inc.	$729,071
UBS AG	$658,903
Credit Suisse Securities (Europe) LTD.	$658,498
HSBC Bank PLC	$541,576
BNP Paribas	$426,264
Goldman Sachs & Co LLC	$336,618

Preferred Securities and Income SMA Shares
Credit Suisse Securities (Europe) LTD.	$12,410,792
J.P. Morgan Securities, Inc.	$12,123,700
Citigroup Global Markets Inc.	$11,439,039
BofA Securities, Inc.	$9,896,072
Wells Fargo Securities LLC	$9,526,254
Societe Generale	$8,696,986
UBS Securities LLC	$7,458,735
Barclays Bank PLC	$7,369,697
Goldman Sachs & Co LLC	$5,852,052
BNP Paribas	$5,603,268

As of December 31, 2020, Preferred Securities and Income Fund and Real Assets Fund held securities of their regular brokers or dealers or of their parents as follows:

Dollar Value of Securities Owned
Preferred Securities and Income Fund
Bank of America Corp.	$506,827,927
Credit Suisse Group AG	$445,055,965
Wells Fargo Securities LLC	$399,481,524
J.P. Morgan Chase & Co.	$397,447,155
Citigroup	$334,805,255
BNP Paribas	$299,763,701
HSBC Holdings PLC	$293,410,417
Societe Generale	$284,161,899
UBS Group Funding Switzerland AG	$159,054,050
Barclays PLC	$155,728,607

Real Assets Fund
Citigroup	$460,703
UBS Group Funding Switzerland AG	$257,813
BNP Paribas	$253,281
J.P. Morgan Chase & Co.	$224,603
Morgan Stanley	$185,124

For the fiscal years ended: (i) December 31, 2020, 2019 and 2018 for each Fund other than Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2021, 2020, 2019 and 2018 for Low Duration Preferred and Income Fund; (iii) October 31, 2021, October 31, 2020, October 31, 2019 and February 28, 2018 for Alternative Income Fund; (iv) October 31, 2021, 2020 and 2019 for Preferred Securities and Income SMA Shares; and (v) November 30, 2020, 2019 and 2018 for MLP & Energy Opportunity Fund, each Fund’s portfolio turnover rates were as follows:

	2021	2020	2019	2018
Low Duration Preferred and Income Fund	44%	53%	52%	34%
Alternative Income Fund(1)	138%	143%	178%	102	%(3)
Preferred Securities and Income SMA Shares(2)	71%	99%	25%	N/A
MLP & Energy Opportunity Fund	N/A	105%	90%	75%
Realty Shares	N/A	62%	91%	63%
Institutional Realty Shares	N/A	66%	82%	68%
Real Estate Securities Fund	N/A	108%	90%	75%
Global Realty Shares	N/A	93%	78%	76%
International Realty Fund	N/A	92%	75%	76%
Global Infrastructure Fund	N/A	89%	65%	56%
Preferred Securities and Income Fund	N/A	49%	47%	51%
Real Assets Fund	N/A	139%	115%	99%

(1)	The portfolio turnover shown above is for fiscal period from March 1, 2019 to October 31, 2019. Alternative Income Fund’s portfolio turnover for the fiscal year ended February 28, 2019 was 158%.
(2)	Preferred Securities and Income SMA Shares commenced operations on March 1, 2019.
(3)	The increase in turnover over the past fiscal year is attributable to increasing portfolio concentration and portfolio shifts in response to new fiscal and monetary policies.

ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

Each Fund is a Maryland corporation that is authorized to issue shares of Common Stock, $.001 par value per share, in the following respective amounts:

Fund	Authorized Shares
Low Duration Preferred and Income Fund	1,400,000,000 shares
Class A Shares	200,000,000
Class C Shares	200,000,000
Class F Shares	200,000,000
Class I Shares	400,000,000
Class R Shares	200,000,000
Class Z Shares	200,000,000
Alternative Income Fund	400,000,000 shares
Class A Shares	50,000,000
Class C Shares	50,000,000
Class F Shares	50,000,000
Class I Shares	150,000,000
Class R Shares	50,000,000
Class Z Shares	50,000,000
Preferred Securities and Income SMA Shares	100,000,000 shares
MLP & Energy Opportunity Fund	1,400,000,000 shares
Class A Shares	200,000,000
Class C Shares	200,000,000
Class F Shares	200,000,000
Class I Shares	400,000,000
Class R Shares	200,000,000
Class Z Shares	200,000,000
Global Infrastructure Fund	400,000,000 shares
Class A Shares	50,000,000
Class C Shares	50,000,000
Class F Shares	50,000,000
Class I Shares	150,000,000
Class R Shares	50,000,000
Class Z Shares	50,000,000
Global Realty Shares	400,000,000 shares
Class A Shares	50,000,000
Class C Shares	50,000,000
Class F Shares	50,000,000
Class I Shares	150,000,000
Class R Shares	50,000,000
Class Z Shares	50,000,000
Institutional Realty Shares	250,000,000 shares
International Realty Fund	1,800,000,000 shares
Class A Shares	250,000,000
Class C Shares	250,000,000
Class F Shares	250,000,000
Class I Shares	550,000,000
Class R Shares	250,000,000
Class Z Shares	250,000,000

Fund	Authorized Shares
Preferred Securities and Income Fund	2,200,000,000 shares
Class A Shares	200,000,000
Class C Shares	200,000,000
Class F Shares	200,000,000
Class I Shares	1,200,000,000
Class R Shares	200,000,000
Class Z Shares	200,000,000
Real Assets Fund	1,400,000,000 shares
Class A Shares	200,000,000
Class C Shares	200,000,000
Class F Shares	200,000,000
Class I Shares	400,000,000
Class R Shares	200,000,000
Class Z Shares	200,000,000
Real Estate Securities Fund	900,000,000 shares
Class A Shares	100,000,000
Class C Shares	50,000,000
Class F Shares	50,000,000
Class I Shares	550,000,000
Class R Shares	50,000,000
Class Z Shares	100,000,000
Realty Shares	700,000,000 shares
Class A Shares	100,000,000
Class C Shares	50,000,000
Class F Shares	50,000,000
Class I Shares	200,000,000
Class L Shares	200,000,000
Class R Shares	50,000,000
Class Z Shares	50,000,000

Realty Shares is currently divided into seven classes as designated as Class A Common Stock, Class C Common Stock, Class F Common Stock, Class I Common Stock, Class L Common Stock, Class R Common Stock, and Class Z Common Stock. Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund , Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Real Estate Securities Fund, Preferred Securities and Income Fund, Alternative Income Fund and Real Assets Fund are divided into six classes designated as Class A Common Stock, Class C Common Stock, Class F Common Stock, Class I Common Stock, Class R Common Stock and Class Z Common Stock (each of the foregoing Funds is a “Multi-class Fund” and collectively, are the “Multi-class Funds”). Class F Common Stock is currently only available for purchase in Low Duration Preferred and Income Fund, Preferred Securities and Income Fund and Real Estate Securities Fund.

Institutional Realty Shares and Preferred Securities and Income SMA Shares each presently have one class of shares.

Each Fund shall, to the extent permitted by applicable law, have the right, at its option, at any time to redeem shares owned by any shareholder if its Board of Directors has determined that it is in the best interest of the Fund to redeem its shares. The Funds’ shares have no preemptive or conversion rights. With respect to the Multi-class Funds, each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distributions and service fees, which may affect performance, and (ii) each class has exclusive voting rights on any matter submitted to shareholders that affects only that class, including any matter that relates to that class’ Distribution Plan or Distribution and Service Plan and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. With the exceptions noted above for Multi-class Funds, all shares of a Fund have equal voting, dividend, distribution and liquidation rights. All shares of the Funds, when duly issued, will be fully paid and non-assessable. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares outstanding can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. The foregoing description is subject to the provisions contained in each Fund’s Articles of Incorporation and By-laws as amended and supplemented from time-to-time.

The Board of Directors is authorized to reclassify and issue any unissued shares of a Fund without shareholder approval. Accordingly, in the future, the Board of Directors may create additional series of shares with different investment objectives, policies or restrictions. Any issuance of shares of another class would be governed by the 1940 Act and Maryland law.

With respect to Cohen & Steers Real Assets Fund, Ltd., a wholly-owned subsidiary of Cohen & Steers Real Assets Fund, Inc., CT Corporation System, located at 111 Eighth Avenue, New York, NY 10011, serves as agent in the United States for service of process in any suit, action or proceeding before the Securities and Exchange Commission or any appropriate court.

DEALER REALLOWANCES

(LOW DURATION PREFERRED AND INCOME FUND, ALTERNATIVE INCOME, GLOBAL INFRASTRUCTURE FUND, GLOBAL REALTY SHARES, REALTY SHARES, INTERNATIONAL REALTY FUND, MLP & ENERGY OPPORTUNITY FUND, PREFERRED SECURITIES AND INCOME FUND, REAL ASSETS FUND AND REAL ESTATE SECURITIES FUND ONLY)

With respect to the Multi-class Funds, except Preferred Securities and Income Fund and Low Duration Preferred and Income Fund, dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares, as set forth below:

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million or more	None	None	1.00 †

With respect to Preferred Securities and Income Fund only, dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares, as set forth below:

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	3.75%	3.90%	3.25%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	2.00%	2.04%	1.50%
$500,000 but less than $1 million	1.00%	1.01%	1.00%
$1 million or more	None	None	1.00 †

With respect to Low Duration Preferred and Income Fund only, dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares, as set forth below:

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	2.00%	2.04%	1.75%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $500,000	1.25%	1.27%	1.00%
$500,000 or more	None	None	1.00 †

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.
†	See “Other Information.”

The Distributor receives for its services the difference between the applicable sales charges as a percentage of the offering price and the regular dealer reallowance as a percentage of the offering price.

DISTRIBUTION PLAN

(LOW DURATION PREFERRED AND INCOME FUND, ALTERNATIVE INCOME, GLOBAL INFRASTRUCTURE FUND, GLOBAL REALTY SHARES, REALTY SHARES, INTERNATIONAL REALTY FUND, MLP & ENERGY OPPORTUNITY FUND, PREFERRED SECURITIES AND INCOME FUND, REAL ASSETS FUND AND REAL ESTATE SECURITIES FUND ONLY)

Each Multi-class Fund, except Low Duration Preferred and Income Fund, has adopted a Distribution Plan and related agreements (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a distribution plan adopted by the investment company’s Board of Directors. Under the Distribution Plan, each Fund will pay to the Distributor, as compensation for acting as principal underwriter of a Fund’s shares and as reimbursement of the distribution expenses incurred therewith, a fee at annual rates not to exceed 0.25%, 0.75% and 0.50% of the average daily net assets of each Fund attributable to Class A shares, Class C shares and Class R shares, respectively. With respect to Class A shares, the Distributor may use such amounts to pay various distribution-related expenses, including (i) to make payments to brokers, financial institutions and other financial intermediaries (payee(s)) who have rendered distribution assistance, and (ii) for other expenses such as advertising costs, payments to internal wholesalers and the payment for printing and distribution of Prospectuses to prospective investors. With respect to Class R shares, the Distributor may also use such amounts to pay various shareholder service-related expenses, such as processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

Low Duration Preferred and Income Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution and Service Plan”) which allows the Fund to pay fees for the sale and distribution of its shares and for servicing of shareholder accounts. Under the Distribution and Service Plan, the Fund pays the Distributor a monthly distribution fee at an annual rate not to exceed 0.25% and 0.75% of the average daily net assets attributable to the Fund’s Class A and Class C shares, respectively, for the sale and distribution of its shares. Also under the Distribution and Service

Plan, the Fund may pay the Distributor a monthly service fee at an annual rate of up to 0.10% and 0.25% of the average daily net assets attributable to the Fund’s Class A and Class C shares, respectively, for shareholder account service and maintenance. In addition, the Distribution and Service Plan provides that, for the sale and distribution of its shares and for shareholder account service and maintenance, the Fund pays the Distributor at an annual rate not to exceed 0.50% of the average daily net assets attributable to the Class R shares. The Distributor may use such amounts to pay various distribution-related expenses, including but not limited to: (i) payments to brokers, financial institutions and other financial intermediaries (payee(s)) who have rendered distribution assistance, and (ii) for other expenses such as advertising costs, payments to internal wholesalers and the payment for printing and distribution of Prospectuses to prospective investors. The Distributor may also use such amounts to pay various shareholder service-related expenses, such as processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The Class F, Class I, Class L and Class Z shares do not participate in the Distribution Plan or Distribution and Service Plan. In addition to the amounts required by the Distribution Plan or Distribution and Service Plan, the Distributor and/or the Advisor may, in their discretion, pay additional amounts from their own resources. The Board of Directors has determined that there is a reasonable likelihood the Distribution Plan or Distribution and Service Plan will benefit each Multi-class Fund and its Class A, Class C and Class R shareholders. The expected benefits include greater sales (for Class A, Class C and Class R shares) and lower redemptions of each class of shares, which should allow each class to maintain a consistent cash flow.

For the fiscal years ended: (i) December 31, 2020 for each Fund other than Low Duration Preferred and Income Fund, Alternative Income Fund and MLP & Energy Opportunity Fund; (ii) April 30, 2021 for Low Duration Preferred and Income Fund; (iii) October 31, 2021 for Alternative Income Fund; and (iv) November 30, 2020 for MLP & Energy Opportunity Fund, with respect to the Class A, Class C and Class R shares, each Multi-class Fund paid distribution services fees for expenditures under the Distribution Plan (the Distribution and Service Plan for Low Duration Preferred and Income Fund, which allows the Fund to pay fees for the sale and distribution of its shares and for servicing of shareholder accounts) in the following aggregate amounts.

	Class A Shares	Class C Shares	Class R Shares
Low Duration Preferred and Income Fund	$630,248	$707,887	$1,575
Alternative Income Fund	$41,986	$41,862	$484
MLP & Energy Opportunity Fund	$30,200	$54,496	$1,982
Realty Shares	$28,370	$31,427	$10,110
Real Estate Securities Fund	$1,748,980	$1,080,876	$88,427
Global Realty Shares	$174,708	$115,625	$2,023
International Realty Fund	$125,397	$26,837	$284
Global Infrastructure Fund	$111,289	$72,914	$65
Preferred Securities and Income Fund	$2,325,193	$4,637,859	$12,720
Real Assets Fund	$19,989	$24,269	$276

Under the Distribution Plan and Distribution and Service Plan, the Treasurer for each Multi-class Fund reports quarterly to the Board of Directors the amounts paid under the Distribution Plan and the Distribution and Service Plan. During the continuance of the Distribution Plan and Distribution and Service Plan the selection and nomination of the Independent Directors are at the discretion of the

Independent Directors currently in office. The Distribution Plan and Distribution and Service Plan may be terminated at any time by a vote of the shareholders or by vote of the Independent Directors. The Distribution Plan and Distribution and Service Plan and related agreements may be renewed from year to year if approved by a vote of the majority of the Board of Directors, and by the vote of the Independent Directors cast in person at a meeting called for the purpose of voting on such renewal. The Distribution Plan and Distribution and Service Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Distribution Plan and Distribution and Service Plan must be approved by a vote of the Board of Directors and of the Independent Directors, cast in person at a meeting called for the purpose of such vote.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a Fund may not exceed 0.75 of 1% per class. The 6.25% limitation applies to each class of a Multi-class Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

SHAREHOLDER SERVICES PLAN

Each of the Multi-class Funds, except Low Duration Preferred and Income Fund, has adopted a shareholder services plan, pursuant to which each Fund pays the Distributor a fee at an annual rate of up to 0.10% of the average daily net assets of each Fund’s Class A shares, up to 0.25% of the average daily net assets of each Fund’s Class C shares, up to 0.10% of the average daily net assets and each Fund’s Class I shares and up to 0.10% of the average daily net assets of Class L shares for Realty Shares, for shareholder account service and maintenance. Low Duration Preferred and Income Fund has adopted a shareholder services plan for Class I shares pursuant to which the Fund pays the Distributor a fee at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class I shares, for shareholder account service and maintenance. Under these plans, each Fund or the Distributor may enter into agreements with qualified financial institutions to provide shareholder services (such as processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations) and the Distributor is responsible for payment to the financial institutions. Services provided may vary based on the services offered by your financial institution and the class of shares in which you invest.

For the fiscal years ended: (i) December 31, 2020 for each Fund other than Low Duration Preferred and Income Fund, Alternative Income Fund, and MLP & Energy Opportunity Fund; (ii) April 30, 2021 for Low Duration Preferred and Income Fund; (iii) October 31, 2021 for Alternative Income Fund; and

(iv) November 30, 2020 for MLP & Energy Opportunity Fund, each Fund paid fees for expenditures under the shareholder services plan, in the aggregate amount as follows:

	Class A Shares	Class C Shares	Class I Shares
Low Duration Preferred and Income Fund	$0	$0	$1,016,754
Alternative Income Fund	$16,795	$13,954	$32,869
MLP & Energy Opportunity Fund	$12,080	$18,165	$60,576
Realty Shares(1)	$11,348	$10,476	$437,014
Real Estate Securities Fund	$699,592	$360,292	$2,950,920
Global Realty Shares	$69,883	$38,541	$812,449
International Realty Fund	$50,159	$8,946	$364,989
Global Infrastructure Fund	$42,371	$24,305	$216,194
Preferred Securities and Income Fund	$930,077	$1,545,953	$4,056,179
Real Assets Fund	$7,996	$8,090	$70,374

(1)	For the fiscal year ended December 31, 2020, Realty Shares paid fees for expenditures under the shareholder services plan of its Class L shares in the amount of $4,134,931.

Under the shareholder services plans, each Fund’s Treasurer reports quarterly the amounts of the payments. During the continuance of the shareholder services plans the selection and nomination of the Independent Directors are at the discretion of the Independent Directors currently in office.

OTHER INFORMATION

The Advisor and the Distributor may make payments from their own resources to dealers and other financial intermediaries as compensation for distribution, administrative or other services (“Additional Payments”). In the case of Multi-class Funds, these Additional Payments are in addition to the compensation these intermediaries receive from sales commissions, distribution fees and shareholder service fees, as described in the Prospectuses of the Multi-class Funds. With respect to all Funds, these Additional Payments may take the form of, among other things, “due diligence” payments for an intermediary’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of a Fund on an intermediary’s list of mutual funds available for purchase by its customers; “marketing support” fees for providing assistance in promoting the sale of a Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; and fees for sub-accounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing fees and networking and sub-transfer agency fees paid by a Fund. The Additional Payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by a dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the intermediary. The Advisor and Distributor may from time to time pay additional cash or non-cash incentives to intermediaries in connection with the sale of shares of a Fund, subject to applicable FINRA rules. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers, to provide additional compensation to registered representatives who sell shares of a Fund. On some occasions, such cash or non-cash incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Such incentives may include payment for attendance at seminars or payment for occasional meals, sporting events, theater performances or comparable entertainment. Such dealers may elect to receive cash incentives of equivalent amount in lieu of such payments.

As of December 31, 2021, the top dealers and other financial intermediaries and/or their affiliates (which may include broker-dealers) that offered shares of a Fund and received additional payments,

revenue sharing or similar distribution-related payments included: National Financial Services, Charles Schwab & Co., Wells Fargo Advisors, Morgan Stanley, Merrill Lynch, Pershing, UBS Financial, MG Trust, Raymond James Financial and LPL Financial.

REDUCING THE INITIAL SALES CHARGE ON CLASS A SHARES

(LOW DURATION PREFERRED AND INCOME FUND, ALTERNATIVE INCOME, GLOBAL INFRASTRUCTURE FUND, GLOBAL REALTY SHARES, REALTY SHARES, INTERNATIONAL REALTY FUND, MLP & ENERGY OPPORTUNITY FUND, PREFERRED SECURITIES AND INCOME FUND, REAL ASSETS FUND AND REAL ESTATE SECURITIES FUND ONLY)

As discussed in the Prospectus of each Multi-class Fund, the size of the total investment in Class A shares will affect your sales charge. Different financial intermediaries may charge different sales charges. More information on how you can reduce the initial sales charge on Class A shares is available below, from your financial intermediary and in the Appendix to each Fund’s Prospectus titled “Sales Charge Reductions and Waivers Available Through Certain Intermediaries” (the “Appendix”).

Described below are several methods to reduce the applicable sales charge. In order to obtain a reduction in the sales charge, an investor must notify, at the time of purchase, his or her dealer, the Transfer Agent or the Distributor of the applicability of one of the following:

Rights of Aggregation. The size of the total investment applies to the total amount being invested by any “person,” which term includes an individual, his or her spouse and children under the age of 21, a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Code) although more than one beneficiary is involved, or any U.S. bank or investment advisor purchasing shares for its investment advisory clients or customers. Any such person purchasing for several accounts at the same time may combine these investments into a single transaction in order to reduce the applicable sales charge.

Rights of Accumulation. The Class A shares may be purchased at a reduced sales charge by a “person” (as defined above) who is already a shareholder of a Fund and/or a shareholder of other Cohen & Steers open-end funds that impose sales charges (“Eligible Funds”) by taking into account not only the amount then being invested, but also the current NAV of the shares of that Fund and other Eligible Funds already held by such person. If the current NAV of the qualifying shares already held plus the NAV of the current purchase exceeds a point in the schedule of sales charges at which the charge is reduced to a lower percentage, the entire current purchase is eligible for the reduced charge. To be entitled to a reduced sales charge pursuant to the Rights of Accumulation, the investor must notify his or her dealer, the Transfer Agent or the Distributor at the time of purchase that he or she wishes to take advantage of such entitlement, and give the numbers of his or her account, and those accounts held in the name of his or her spouse or for a child, and the specific relationship of each such other person to the investor.

Letter of Intention. An investor may also qualify for a reduced sales charge by completing a Letter of Intention (the “Letter”) set forth in the Subscription Agreement attached to the Prospectus or on a separate form for this purpose which is available from the Funds. This enables the investor to aggregate purchases of shares of a Fund and other Eligible Funds during a 13-month period for purposes of calculating the applicable sales charge. All shares of a Fund and other Eligible Funds currently owned by the investor will be credited as purchases toward the completion of the Letter at the greater of their NAV on the date the Letter is executed or their cost. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. For each investment made, the investor must notify his or her dealer, the Transfer Agent or the Distributor that a Letter is on file along with all account numbers associated with the Letter.

The Letter is not a binding obligation on the investor. However, 5% of the amount specified in the Letter will be held in escrow, and if the investor’s purchases are less than the amount specified, the investor will be requested to remit to the Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the sales charge applicable to the investment will in no event be higher than if the shareholder had not submitted a Letter.

Sales at Net Asset Value. Class A shares of a Fund may be sold at NAV (i.e., without a sales charge) (i) to registered representatives or employees (and their Immediate Families, as defined below) of authorized dealers, or to any trust, pension, profit-sharing or other benefit plan for only such persons, (ii) to banks or trust companies or their affiliates when the bank, trust company, or affiliate is authorized to make investment decisions on behalf of a client, (iii) to investment advisors and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, (iv) to clients of such investment advisors and financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker, agent, investment advisor or financial institution, (v) to certain financial institutions and third-party recordkeepers and/or administrators who have agreements with the Distributor with respect to such purchases, and who buy shares for their accounts on behalf of investors in retirement plans and deferred compensation plans, and (vi) to financial intermediaries who are compensated by their clients on a fee-only basis, including but not limited to investment advisors, financial planners, and bank trust departments; or who have entered into an agreement with the Distributor to offer shares through a no-load network or platform, or through a self-directed investment brokerage account program that may or may not charge a transaction fee to its clients. “Immediate Families” refers to such person’s spouse or life partner, parents, grandparents, and children and grandchildren (including step and adoptive relationships). Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent. Class A shares of the Fund may also be sold at NAV to current officers, directors and employees (and their Immediate Families) of a Fund, the Advisor and its affiliates, Distributor, employees (and their Immediate Families) of certain firms providing services to a Fund (such as the custodian and Transfer Agent), and to any trust, pension, profit-sharing or other benefit plan for only such persons. IRAs are not eligible to purchase Class A shares at NAV.

CONTINGENT DEFERRED SALES CHARGES

(LOW DURATION PREFERRED AND INCOME FUND, ALTERNATIVE INCOME, GLOBAL INFRASTRUCTURE FUND, GLOBAL REALTY SHARES, REALTY SHARES, INTERNATIONAL REALTY FUND, MLP & ENERGY OPPORTUNITY FUND, PREFERRED SECURITIES AND INCOME FUND, REAL ASSETS FUND AND REAL ESTATE SECURITIES FUND ONLY)

CLASS A SHARES

With respect to purchases of $1,000,000 or more for each Multi-class Fund except Low Duration Preferred and Income Fund, and purchases of $500,000 or more for Low Duration Preferred and Income Fund, Class A shares redeemed on or before the one-year anniversary date of their purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under “Contingent Deferred Sales Charges—Class C Shares.” In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge.

Proceeds from the contingent deferred sales charge on Class A shares are paid to the Distributor and are used by the Distributor to defray expenses of the Distributor related to providing distribution-related services to a Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers or financial intermediaries for selling Class A shares.

CLASS C SHARES

Class C shares that are redeemed on or before the one-year anniversary date of their purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan due to the shareholder reaching the qualified age pursuant to the Code, or (iii) that had been purchased by present or former Directors of a Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative. Different financial intermediaries may charge different sales charges. More information on how you can reduce your contingent deferred sales charge is available from your financial intermediary and in the Appendix to each Fund’s prospectus.

In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of any shares held longest during the time they are subject to the sales charge.

Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to a Fund in connection with the sale of the Class C shares, such as the payment of compensation to dealers and financial intermediaries for selling Class C shares and for providing shareholder services. The contingent deferred sales charge paid to the Distributor may exceed the amounts paid by the Distributor to dealers and financial intermediaries.

AUTOMATIC CONVERSION OF CLASS C SHARES

With the exception of Class C shares held through certain intermediaries, Class C shares of a Fund automatically convert to Class A shares of the same Fund on a monthly basis approximately eight years after the original date of purchase (the “Conversion Date”), thus reducing future annual expenses. Conversions will take place based on the relative NAV of the two classes, without the imposition of any sales charge (including a CDSC), fee or other charge. Automatic conversions of Class C shares to Class A shares are expected to constitute a tax-free exchange for federal income tax purposes.

Class C shares of a Fund acquired through a reinvestment of dividends and distributions automatically convert to Class A shares of the same Fund on the Conversion Date for the Class C shares with respect to which they were acquired. For Class C shares of a Fund held through a financial intermediary, it is the financial intermediary’s (and not the Fund’s) responsibility to ensure that the investor is credited with the proper holding period. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A shares may be limited. For example, the automatic conversion of Class C shares to Class A shares may not apply to shares held through group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold such shares with a Fund in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

The Funds have no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth in the Appendix to each Fund’s Prospectus titled “Sales Charge Reductions and Waivers Available Through Certain Intermediaries”. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding the conversion of your Class C shares to Class A shares.

CLASS F, CLASS I, CLASS L, CLASS R AND CLASS Z SHARES

Class F, Class I, Class L, Class R and Class Z shares are not subject to a contingent deferred sales charge. However, Class F shares are currently only available in Low Duration Preferred and Income Fund, Preferred Securities and Income Fund and Real Estate Securities Fund and Class L shares are only available in Realty Shares. Please see the Prospectus of each Multi-class Fund for a further discussion of these share classes.

FUND REORGANIZATIONS

Shares of a Fund (Class A for Multi-class Funds) may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any contingent deferred sales charge or redemption fee will be waived in connection with the redemption of shares of a Fund if that Fund is combined with another Cohen & Steers mutual fund, or in connection with a similar reorganization transaction.

SIGNATURE GUARANTEES

In addition to the circumstances listed in that Fund’s Prospectus, a Multi-class Fund requires signature guarantees for the following:

1. When shares are transferred to a new owner.

2. When certificated (issued) shares are redeemed, exchanged or transferred.

3. To establish any ACH service or to amend banking information on an existing ACH service.*

4. When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established prior to the transaction request.

5. When an address is updated on an account which has been coded “Do Not Mail” because mail has been returned as undeliverable. A mailing address and residential address must be provided.*

6. For any other instance whereby a Fund or its transfer agent deems it necessary as a matter of prudence.

*

For items 3 and 5, a Signature Validation Program stamp (“SVP”) will be accepted from any member of the Securities Transfer Agent Medallion Signature Program (“STAMP”) in lieu of a medallion signature guarantee. When using SVP to change banking instructions, a shareholder must wait 30 days from the date of the change before redeeming shares to the newly updated bank file; however, using a STAMP 2000 Medallion signature guarantee will not cause such a delay.

Each Fund reserves the right to require that instructions for any other transactions be in writing, signed by all owners, and signature guaranteed.

A Fund will accept a signature guarantee from its principal underwriter, or any eligible guarantor institution (including any bank, savings association, credit union, exchange, or broker firm) that is a member of the STAMP, the New York Exchange Medallion Signature Program, or the Stock Exchanges Medallion Program. The surety bond coverage amount of the guarantee must equal or exceed the amount of the transaction or transactions that are being authorized. If more than one signature is required, each signature must be signature guaranteed. A Fund will not accept a signature guarantee that has been amended or limited in any way. Please note that a notary public stamp or seal is not an acceptable substitute for a signature guarantee.

The signature guarantee requirements do not apply to transactions or instructions that are communicated to a Fund through NSCC Fund/SERV or Networking by broker-dealers or other financial institutions that have entered into a Fund/SERV or Networking Agreement with a Fund or a Fund’s agent. Broker-dealers and other institutions that process transactions through Fund/SERV or Networking are responsible for obtaining the permission of their clients to process such transactions and for ensuring that such transactions are processed properly. A Fund does not have any responsibility for obtaining any documentation from such financial institutions to demonstrate that their clients have authorized the transactions or instructions.

The signature guarantee policies of the Funds may be amended at any time without prior notice.

PURCHASES AND REDEMPTIONS IN-KIND

Purchases In-Kind. Each Fund may, at the sole discretion of the Advisor, accept securities in exchange for shares of a Fund. Securities which may be accepted in exchange for shares of any Fund must: (1) be consistent with the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board of Directors); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange.

Redemptions In-Kind. The Fund may meet all or a portion of your redemption proceeds with readily marketable portfolio securities of the Fund transferred into your name (“in-kind”) in the following circumstances: (i) if the Advisor believes that stressed economic conditions exist or (ii) if the Advisor otherwise determines that meeting redemption requests by selling portfolio securities or using cash on hand would be detrimental to the best interests of the Fund and remaining shareholders. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash.

Each Fund has filed an election under Rule 18f-1 under the 1940 Act committing a Fund to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund’s NAV measured as of the beginning of such 90-day period.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAXATION OF THE FUND

Each Fund has elected or intends to elect to be treated as, and intends to qualify annually as, a regulated investment company (“RIC”) under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to a RIC, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain

“qualified publicly traded partnerships” (as defined below); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other RICs and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more qualified publicly traded partnerships.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test described in (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (ii) above.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains.

A Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs.

In certain circumstances, it may be difficult for a Fund to meet the 90% gross income test and the diversification test described above. If a Fund were to fail to meet either of these tests, or the distribution test described above, the Fund could in some cases cure such failure, including in the case of a gross income test failure, by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be treated as qualified dividend income in the case of individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of Fund shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus failure to qualify as a RIC would likely significantly reduce a Fund’s investment return to its shareholders.

If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of a shareholder’s Fund shares will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 (or November 30 or December 31 if a Fund is eligible to elect and so elects), and (3) any ordinary income and capital gain net income for previous years that was not distributed during those years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or November 30, if a RIC makes the election referred to above)

generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for purposes of the excise tax, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. Capital loss carryforwards will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. Each Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

DISTRIBUTIONS

Dividends paid out of a Fund’s current and accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to a U.S. shareholder as ordinary income.

Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in its investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gains and taxed to individuals at reduced rates. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The Fund may report certain dividends as derived from “qualified dividend income” which, when received by an individual, will be taxed at the reduced rates applicable to net long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income that is eligible for taxation at net long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company (“PFIC”). Dividends paid by REITs will generally not qualify as qualified dividend income.

If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholder. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in a MLP will currently not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly. As a result, it is possible that a non-corporate shareholder will be subject to a higher effective tax rate on any such distributions received from a Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would derive if the shareholder invested directly in a MLP.

Dividends received by corporate shareholders may qualify for the dividends-received deduction to the extent of the amount of qualifying dividends received by a Fund from domestic corporations (other than REITs) and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by a Fund is treated as a dividend. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the

Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Dividends and distributions on Fund shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when a Fund’s NAV also reflects unrealized losses.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by that Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits in any taxable year will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of a Fund.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions.

SALE OR EXCHANGE OF FUND SHARES

Upon the sale or other disposition of shares of a Fund which a shareholder holds as a capital asset, including an exchange of shares in a Fund for shares of another Fund or another Cohen & Steers fund, such shareholder will generally realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. A shareholder who exchanges shares in a Fund for shares of another Fund or another Cohen & Steers fund will have a tax basis in the newly-acquired fund shares equal to the cost of such newly acquired shares, and will begin a new holding period for U.S. federal income tax purposes.

If a shareholder exchanges shares in a Fund held for not more than 90 days for shares in another Fund or another Cohen & Steers fund pursuant to a reinvestment right, the sales charge incurred in the purchase of the Fund shares exchanged may not be added to the tax basis in determining gain or loss for U.S. federal income tax purposes to the extent an otherwise applicable sales charge on the purchase of the newly-acquired shares is reduced pursuant to the reinvestment right. Instead, the sales charge for the exchanged fund shares shall be added to the cost basis of the newly-acquired shares for purposes of determining gain or loss on the disposition of such newly-acquired fund shares, if such newly-acquired fund shares are not disposed of in a similar exchange transaction within 90 days. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received by the shareholder with respect to such shares.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Fund’s Prospectus for more information.

If a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Significant penalties may be imposed upon a failure to comply with this requirement. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

MEDICARE TAX ON NET INVESTMENT INCOME

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

NATURE OF THE FUNDS’ INVESTMENTS

Certain of the Funds’ investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat Fund investments as producing income that is not qualifying income for purposes of the 90% gross income requirement, (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (v) cause a Fund to recognize income or gain without a corresponding receipt of cash, (vi) adversely affect the time at which a purchase or sale of stock or securities is deemed to occur, and (vii) adversely alter the characterization for U.S. federal income tax purposes of certain complex financial transactions.

The U.S. federal income tax treatment of certain Fund investments is unclear with respect to the timing and character of income recognized by a Fund. An adverse determination by the IRS could require a Fund to purchase or sell securities or to make additional distributions in order to comply with the tax rules applicable to RICs. Further, the application of the diversification, gross income and distribution requirements for treatment as a RIC under the Code can be unclear with respect to certain investments. As a result, there can be no assurance that each Fund will be able to maintain its status as a RIC.

DEBT OBLIGATIONS PURCHASED AT A DISCOUNT

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the obligation receives no interest payment in cash on the obligation during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury Department has issued final regulations providing that this rule does not apply to the accrual of market discount. If this rule were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods a Fund elects.

If a Fund holds the foregoing kinds of securities or other debt securities subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

DEBT OBLIGATIONS PURCHASED AT A PREMIUM

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, a Fund is permitted to deduct any premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

HIGHER-RISK AND HIGH-YIELD OBLIGATIONS

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Funds when, as and if they invest in such securities, in order to seek to ensure that they distribute sufficient income to preserve their status as RICs and do not become subject to U.S. federal income or excise tax.

OPTIONS, FUTURES AND OTHER DERIVATIVE AND HEDGING TRANSACTIONS

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by a Fund will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above, a Fund’s transactions in derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

A Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability so to qualify. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

INVESTMENT IN NON-U.S. SECURITIES

Investment income and proceeds received by a Fund from sources within foreign countries may be subject to foreign taxes. The United States has entered into tax treaties with many foreign countries, which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of a Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid by the Fund. If the Fund is eligible to elect and so elects, (i) each shareholder will be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by the Fund, (ii) each shareholder will be treated as having paid his or her pro rata share of such foreign taxes and will therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both), and (iii) for purposes of the foreign tax credit limitation rules of the Code, each shareholder will treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. In certain circumstances, a shareholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to flow through. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if the Fund is eligible to make such an election for a given year, it may determine not to do so. If the Fund is not eligible to or does not make such election, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund; in such case, such foreign taxes would nonetheless reduce the Fund’s taxable income. Each shareholder should consult his or her own tax adviser regarding the potential application of foreign tax credits.

The tax status of certain non-U.S. entities in which a Fund may invest is unclear; an adverse determination by the IRS could alter the timing and character of a Fund’s income from such investments, as well as the application of the income, diversification and distribution requirements for RIC qualification.

FOREIGN CURRENCY TRANSACTIONS

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income, receivables, expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the re-characterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

BOOK/TAX DIFFERENCES

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to either qualify as a RIC that is accorded special tax treatment or to eliminate a Fund-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

Any investment by a Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. In such an event, to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

INVESTMENTS IN MORTGAGE-RELATED SECURITIES

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”). See “Investment by Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

INVESTMENT IN THE SUBSIDIARY

The Real Assets Fund’s ability to make direct and indirect investments in certain of the asset classes described herein, including but not limited to commodities and commodity-linked instruments, is limited by the Fund’s intention to qualify as a RIC under the Code and can bear on the Fund’s ability to qualify as such; if the Fund does not appropriately limit such investments or if such investments are re-characterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. The Fund’s investments in the Subsidiary are intended to provide additional exposure to commodities, gold and other precious metals while allowing the Fund to satisfy the requirements applicable to RICs. See also Controlled Foreign Corporations below.

CONTROLLED FOREIGN CORPORATIONS

A U.S. person, such as a Fund, who owns (directly, indirectly, or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. The Real Assets Fund will be a U.S. Shareholder and the Subsidiary will be a CFC; it is also possible that another Fund will be a U.S. Shareholder in a CFC. As a U.S. Shareholder, the Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “subpart F income” for the CFC’s taxable year ending within the Fund’s taxable year, whether or not such income is actually distributed by the CFC. Subpart F income generally includes, among other things, interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent that the Real Assets Fund or another Fund invests in the Subsidiary and recognizes Subpart F income in excess of actual cash distributions from the Subsidiary, if any, it may be required to sell assets in its portfolio (including when it is not advantageous to do so) to meet its distribution requirement. If the Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, it would be subject to taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to pay substantial taxes, penalties, and interest, and to make substantial distributions, in order to re-qualify for such special tax treatment.

PASSIVE FOREIGN INVESTMENT COMPANIES

Investments treated as equity investments for U.S. federal income tax purposes that a Fund makes in certain PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

INVESTMENTS IN OTHER REGULATED INVESTMENT COMPANIES

A Fund’s investments in shares of a mutual fund, ETF or another company that qualifies as a RIC (each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (for example, long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report to its shareholders a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report to its shareholders its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

INVESTMENTS IN MASTER LIMITED PARTNERSHIPS AND CERTAIN NON-U.S. ENTITIES

A Fund’s ability to make direct and indirect investments in MLPs and certain non-U.S. entities treated as pass-through entities or as transparent for U.S. income tax purposes is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are re-characterized for U.S. federal income tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, a Fund is permitted to have no more than 25% of the value of its total assets invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in qualified publicly traded partnerships, including MLPs.

BACKUP WITHHOLDING

A Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide that Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

INVESTMENT BY TAX-EXEMPT INVESTORS

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to CRTs that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

FOREIGN SHAREHOLDERS

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.

If a Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors. Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g. dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than 10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, and (ii) gains realized on the disposition of USRPIs by a Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of a Fund.

Foreign shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

The Funds generally do not expect shares of a Fund to be considered USRPIs.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

The Funds no longer accept investments from investors with non-U.S. addresses as well as dealer-controlled accounts designated as foreign accounts (“Restricted Accounts”). Existing Restricted Accounts can remain in a Fund, but will be prohibited from making further investments into their accounts. U.S. Armed Forces and Diplomatic post office addresses abroad will be treated as U.S. addresses and are able to invest in the Fund. For more information, please call (800) 437-9912.

SHAREHOLDER REPORTING WITH RESPECT TO FOREIGN FINANCIAL ACCOUNTS

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult their tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

OTHER REPORTING AND WITHHOLDING REQUIREMENTS

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the required information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends. The IRS and Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

OTHER TAXATION

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ropes & Gray LLP, located at 1211 Avenue of the Americas, New York, NY 10036-8704, serves as counsel to each Fund. PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY 10017, has been appointed as the independent registered public accounting firm for each Fund.

FINANCIAL STATEMENTS

The audited financial statements for Low Duration Preferred and Income Fund for the fiscal year ended April 30, 2021 are incorporated by reference to this SAI from the Fund’s Annual Report dated April 30, 2021.

The audited financial statements for Alternative Income Fund and Preferred Securities and Income SMA Shares for the fiscal year ended October 31, 2021 are incorporated by reference to this SAI from each Fund’s Annual Report dated October 31, 2021.

The audited financial statements for MLP & Energy Opportunity Fund for the fiscal year ended November 30, 2020 are incorporated by reference to this SAI from the Fund’s Annual Report dated November 30, 2020.

The audited financial statements for each of Global Infrastructure Fund, Global Realty Shares, Institutional Realty Shares, International Realty Fund, Preferred Securities and Income Fund, Real Estate Securities Fund, Realty Shares and Real Assets Fund for the fiscal year ended December 31, 2020, are incorporated by reference to this SAI from each Fund’s Annual Report dated December 31, 2020.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES FOR THE ADVISOR, CNS ASIA AND CNS UK

A. Responsibility. The Advisor and the Subadvisors shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. The Advisor and the Subadvisors seek to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, the Advisor and the Subadvisors seek to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Advisor and the Subadvisors follow the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, the Advisor and the Subadvisors shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•

In exercising voting rights on behalf of clients, the Advisor and the Subadvisors shall conduct itself in the same manner as if the Advisor and the Subadvisors were the beneficial owners of the securities.

•	To the extent reasonably possible, the Advisor and the Subadvisors shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	The Advisor and the Subadvisors, and their respective officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.

Set forth below are general guidelines followed by the Advisor and the Subadvisors in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Advisor and the Subadvisors shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Advisor and the Subadvisors may consider the views of third parties, the Advisor and the Subadvisors shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Advisor and the Subadvisors shall consider both short-term and long-term views about a company’s business and prospects, especially in light of its projected holding period on the stock (e.g., the Advisor may discount long-term views on a short-term holding).

BOARD AND DIRECTOR PROPOSALS

VOTING FOR DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a case-by-case basis using a “mosaic” approach, where all factors are considered and no single factor is determinative. In evaluating director nominees, the Advisor and the Subadvisors consider the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•

Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committees or the company does not have one of these committees;

•	Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•

Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is the chairman or CEO of a publicly-traded company who serves on more than two (2) public company boards;

•	In the case of nominees other than the chairman or CEO, whether the nominee serves on more than four (4) public company boards;

•	If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended by local corporate governance codes;(1)

•	Whether the nominee has a material related party transaction or a material conflict of interest with the company;

•	Whether the nominee (or the entire board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;

•	Material failures of governance, stewardship, risk oversight(2), or fiduciary responsibilities at the company; and

•

Actions related to a nominee’s service on other boards that raise substantial doubt about such nominee’s ability to effectively oversee management and serve the best interests of shareholders at any company.

[1]

For example, in the UK, independent directors of publicly traded companies with tenure exceeding nine (9) years are reclassified as non-independent unless the company can explain why they remain independent.

[2]

Examples of failures of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock by employees or directors of a company; or significant pledging of company stock in the aggregate by officers and directors of a company.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors are evaluated on a case-by-case basis considering the long-term financial performance of the company relative to its industry management’s track record, the qualifications of the nominees and other relevant factors.

NON-DISCLOSURE OF BOARD NOMINEES

The Advisor and the Subadvisors generally vote against the election of director nominees if the names of the nominees are not disclosed prior to the meeting. However, the Advisor and Subadvisors recognize that companies in certain emerging markets may have legitimate reasons for not disclosing nominee names. In such cases, if a company discloses a legitimate reason why such nominee names have not been disclosed, the Advisor and Subadvisors may vote for the nominees even if nominee names are not disclosed.

MAJORITY VOTE REQUIREMENT FOR DIRECTORS

The Advisor and the Subadvisors generally vote for proposals asking for the board to amend the company’s governance documents (charter or bylaws) to provide that director nominees will be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders.

SEPARATION OF CHAIRMAN AND CEO

The Advisor and the Subadvisors generally vote for proposals to separate the CEO and chairman positions. However, the Advisor and the Subadvisors do recognize, that under certain circumstances, it may be in the company’s best interest for the CEO and chairman positions to be held by one person.

INDEPENDENT CHAIRMAN

The Advisor and the Subadvisors review on a case-by-case basis, proposals requiring the chairman’s position to be filled by an independent director, taking into account the company’s current board leadership and governance structure; company performance, and any other factors that may be relevant.

LEAD INDEPENDENT DIRECTOR

In cases where the CEO and chairman roles are combined or the chairman is not independent, the Advisor and the Subadvisors vote for the appointment of a lead independent director.

BOARD INDEPENDENCE

The Advisor and the Subadvisors believe that boards should have a majority of independent directors. Therefore, the Advisor and the Subadvisors vote for proposals that require the board to be comprised of a majority of independent directors.

Generally, the Advisor and the Subadvisors consider a director independent if the director satisfies the independence definition set forth in local corporate governance codes and/or the applicable listing standards of the exchange on which the company’s stock is listed.

In addition, the Advisor and the Subadvisors generally consider a director independent if the director has no significant financial, familial or other ties with the company that may pose a conflict, and has not been employed by the company in an executive capacity.

BOARD SIZE

The Advisor and the Subadvisors generally vote for proposals to limit the size of the board to 15 members or less.

CLASSIFIED BOARDS

The Advisor and the Subadvisors generally vote in favor of shareholder proposals to declassify a board of directors. In voting on proposals to declassify a board of directors, the Advisor and the Subadvisors evaluate all facts and circumstances, including whether: (i) current management and board have a history of making good corporate and strategic decisions and (ii) the proposal is in the best interests of shareholders.

TIERED BOARDS (NON-U.S.)

The Advisor and the Subadvisors generally vote in favor of unitary boards as opposed to tiered board structures. The Advisor and Subadvisors believe that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

INDEPENDENT COMMITTEES

The Advisor and the Subadvisors vote for proposals requesting that a board’s audit, compensation and nominating committees consist only of independent directors.

ADOPTION OF A BOARD WITH AUDIT COMMITTEE STRUCTURE (JAPAN)

The Advisor and the Subadvisors generally vote for article amendments to adopt a board with an audit committee structure unless the structure obstructs shareholders’ ability to submit proposals on income allocation related issues or the company already has a 3-comittee (U.S. style) structure.

NON-DISCLOSURE OF BOARD COMPENSATION

The Advisor and the Subadvisors generally vote against the election of director nominees at companies if the compensation paid to such directors is not disclosed prior to the meeting. However, the Advisor and the Subadvisors recognize that companies in certain emerging markets may have legitimate reasons for not disclosing such compensation. In such cases, if a company discloses a legitimate reason why such compensation should not be disclosed, the Advisor and the Subadvisors may vote for the nominees even if compensation is not disclosed.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

The Advisor and the Subadvisors vote in favor of proposals providing indemnification for directors and officers for acts conducted in the normal course of business that is consistent with the laws of the jurisdiction of formation. The Advisor and the Subadvisors also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company. The Advisor and the Subadvisors vote against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are violations of fiduciary obligations.

DIRECTORS’ LIABILITY (NON-U.S.)

These proposals ask shareholders to give discharge from responsibility for all decisions made during the previous financial year. Depending on the country, this resolution may or may not be legally binding, may not release the board from its legal responsibility, and does not necessarily eliminate the possibility of future shareholder action (although it does make such action more difficult to pursue).

The Advisor and Subadvisors will generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless the board is not fulfilling its fiduciary duties as evidenced by:

•	A lack of oversight or actions by board members that amount to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

•

Any legal issues (e.g., civil/criminal) aimed to hold the board liable for past or current actions that constitute a breach of trust, such as price fixing, insider trading, bribery, fraud, or other illegal actions; or

•	Other egregious governance issues where shareholders are likely to bring legal action against the company or its directors.

DIRECTORS’ CONTRACTS (NON-U.S.)

Best market practice about the appropriate length of directors’ service contracts varies by jurisdiction. As such, the Advisor and the Subadvisors generally vote these proposals on a case-by-case basis taking into account the best interests of the company and its shareholders and local market practice.

COMPENSATION PROPOSALS

VOTES ON EXECUTIVE COMPENSATION

“Say-on-Pay” votes are determined on a case-by-case basis taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure.

The Advisor and the Subadvisors generally vote against circumstances where there are an unacceptable under of problematic pay practices including:

•	Poor linkage between executive pay and company performance and profitability;

•

The presence of objectionable structural features in the compensation plan, such as excessive perquisites, golden parachutes, tax-gross up provisions, and automatic benchmarking of pay in the top half of the peer group;

•	A lack of proportionality in the plan relative to the company’s size and peer group.

ADDITIONAL DISCLOSURE OF EXECUTIVE AND DIRECTOR PAY

The Advisor and Subadvisors generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

FREQUENCY OF SHAREHOLDER VOTES ON EXECUTIVE COMPENSATION

The Advisor and Subadvisors generally vote for annual shareholder advisory votes to approve executive compensation.

GOLDEN PARACHUTES

In general, the Advisor and the Subadvisors vote against golden parachutes because they impede potential takeovers that shareholders should be free to consider. The Advisor and the Subadvisors oppose the use of employment agreements that result in excessive cash payments and generally withhold our vote at the next shareholder meeting for directors who approved golden parachutes.

In the context of an acquisition, merger, consolidation, or proposed sale, the Advisor and the Subadvisors vote on a case-by-case basis on proposals to approve golden parachute payments. Factors that may result to a vote against include:

•	Potentially excessive severance payments;

•	Agreements that include excessive excise tax gross-up provisions;

•	Single-trigger payments upon a change in control (“CIC”), including cash payments and the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of CIC that requires only shareholder approval of the transaction (rather than consummation);

•	Recent amendments or other changes that may make packages so attractive as to encourage transactions that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

NON-EXECUTIVE DIRECTOR REMUNERATION (NON-U.S.)

The Advisor and the Subadvisors generally evaluate these proposals on a case-by-case basis taking into account the remuneration mix and the adequacy of the disclosure. The Advisor and Subadvisors believe that non-executive directors should be compensated with a mix of cash and equity to align their interests with the interests of shareholders. The details of such remuneration should be fully disclosed and provided with sufficient time for us to consider our vote.

APPROVAL OF ANNUAL BONUSES FOR DIRECTORS AND STATUTORY AUDITORS (JAPAN)

The Advisor and the Subadvisors generally supports the payment of annual bonuses to directors and statutory auditors except in cases of scandals or extreme underperformance.

EQUITY COMPENSATION PLANS

Votes on proposals related to compensation plans are determined on a case-by-case basis taking into account plan features and equity grant practices, where positive factors may counterbalance negative factors (and vice versa), as evaluated based on three pillars:

•

Plan Cost: the total estimated cost of the company’s equity plans relative to industry/market cap peers measured by the company’s estimated shareholder value transfer (SVT) in relation to peers, considering:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Automatic single-triggered award vesting upon CIC;

•	Discretionary vesting authority;

•	Liberal share recycling on various award types; and

•	Minimum vesting period for grants made under the plan.

•	Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;

•	Vesting requirements for most recent CEO equity grants (3-year look-back);

•	The estimated duration of the plan based on the sum of shares remaining available and the new shares requested divided by the average annual shares granted in the prior three years;

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a claw-back policy; and

•	Whether the company has established post exercise/vesting share-holding requirements.

The Advisor and the Subadvisors generally vote against compensation plan proposals if the combination of factors indicates that the plan overall is not in the interests of shareholders, or if any of the following apply:

•	Awards may vest in connection with a liberal CIC;

•	The plan would permit re-pricing or cash buyout of underwater options without shareholder approval;

•	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or

•	Any other plan features that are determined to have a significant negative impact on shareholder interests.

EQUITY COMPENSATION PLANS (NON-U.S.)

The Advisor and Subadvisors evaluate these proposals on a case-by-case basis. Share option plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiration dates and the market price of the shares at the date of exercise. They should take into account appropriate levels of dilution. Options should vest in reference to challenging performance criteria, which are disclosed in advance. Share options should be fully expenses so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be disclosed to shareholders.

LONG-TERM INCENTIVE PLANS (NON-U.S.)

A long-term incentive plan refers to any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

The Advisor and the Subadvisors evaluate these proposals on a case-by-case basis. The Advisor and Subadvisors generally vote in favor of plans with robust incentives and challenging performance criteria that are fully disclosed to shareholders in advance and vote against plans that are excessive or contain easily achievable performance metrics or where there is excessive discretion delegated to remuneration committees. The Advisor and Subadvisors would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the plan participants. The Advisor and Subadvisors will also vote against proposals that lack sufficient disclosure.

TRANSFERABLE STOCK OPTIONS

The Advisor and the Subadvisors evaluate on a case-by-case basis, proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

The Advisor and the Subadvisors vote to approve cash or cash-and-stock bonus plans that seek to exempt executive compensation from limits on deductibility imposed by Section 162(m) of the Internal Revenue Code.

EMPLOYEE STOCK PURCHASE PLANS

The Advisor and the Subadvisors vote for the approval of employee stock purchase plans, although the Advisor and the Subadvisors generally believe the discounted purchase price should not exceed 15% of the current market price.

401(K) EMPLOYEE BENEFIT PLANS

The Advisor and the Subadvisors vote for proposals to implement a 401(k) savings plan for employees.

PENSION ARRANGEMENTS (NON-U.S.)

The Advisor and Subadvisors evaluate these proposals on a case-by-case basis. Pension arrangements should be transparent and cost-neutral to shareholders. The Advisor and Subadvisors believe it is inappropriate for executives to participate in pension arrangements that are materially different than those offered to other employees (such as continuing to participate in a final salary arrangement when employees have been transferred to a money purchase plan). One-off payments into individual director’s pension plans, changes to pension entitlements, and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

STOCK OWNERSHIP REQUIREMENTS

The Advisor and the Subadvisors support proposals requiring senior executives and directors to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

STOCK HOLDING PERIODS

The Advisor and the Subadvisors generally vote against proposals requiring executives to hold stock received upon option exercise for a specific period of time.

RECOVERY OF INCENTIVE COMPENSATION

The Advisor and the Subadvisors generally vote for proposals to recover incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the award of incentive compensation.

CAPITAL STRUCTURE CHANGES AND ANTI-TAKEOVER PROPOSALS

INCREASE TO AUTHORIZED SHARES

The Advisor and the Subadvisors generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

BLANK CHECK PREFERRED STOCK

The Advisor and the Subadvisors generally vote against proposals authorizing the creation of new classes of preferred stock without specific voting, conversion, distribution and other rights, and proposals to increase the number of authorized blank check preferred shares. The Advisor and the Subadvisors may vote in favor of these proposals if the Advisor and the Subadvisors receive reasonable assurances that (i) the preferred stock was authorized by the board for legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to us.

PRE-EMPTIVE RIGHTS

The Advisor and the Subadvisors generally vote against the issuance of equity shares with pre-emptive rights. However, the Advisor and the Subadvisors may vote for shareholder pre-emptive rights where such pre-emptive rights are necessary taking in to account the best interests of the company’s shareholders. In addition, we acknowledge that international local practices may call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While the Advisor and the Subadvisors prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, the Advisor and the Subadvisors will approve issuance requests with pre-emptive rights.

DUAL CLASS CAPITALIZATIONS

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure. The Advisor and the Subadvisors support the one-share, one-vote principle for voting.

RESTRUCTURINGS/RECAPITALIZATIONS

The Advisor and the Subadvisors review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, the Advisor and the Subadvisors consider the following issues:

•	Dilution: how much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in control: will the transaction result in a change in control of the company?

•	Bankruptcy: generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS

The Advisor and the Subadvisors generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders and where we believe that this is a good use of the company’s cash.

The Advisor and the Subadvisors will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

TARGETED SHARE PLACEMENTS

The Advisor and the Subadvisors vote these proposals on a case-by-case basis. These proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement of a large block of voting stock in an employee stock option plan, parent capital fund or with a single friendly investor, with the aim of protecting the company against a hostile tender offer.

SHAREHOLDER RIGHTS PLANS

The Advisor and the Subadvisors reviews proposals to ratify shareholder rights plans on a case-by-case basis taking into consideration the length of the plan.

SHAREHOLDER RIGHTS PLANS (JAPAN)

The Advisor and Subadvisors review these proposals on a case-by-case basis examining not only the features of the plan itself but also factors including share price movements, shareholder composition, board composition, and the company’s announced plans to improve shareholder value.

REINCORPORATION PROPOSALS

Proposals to change a company’s jurisdiction of incorporation are examined on a case-by-case basis. When evaluating such proposals, the Advisor and the Subadvisors review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the applicable laws governing the companies.

VOTING ON STATE TAKEOVER STATUTES

The Advisor and the Subadvisors review on a case-by-case basis, proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions and disgorgement provisions). In voting on these shareholder proposals, the Advisor and the Subadvisors take into account whether the proposal is in the long-term best interests of the company and whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

MERGERS AND CORPORATE RESTRUCTURINGS

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated and changes in corporate governance and their impact on shareholder rights.

The Advisor and the Subadvisors vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.

NONFINANCIAL EFFECTS OF A MERGER OR ACQUISITION

Some companies have proposed charter provisions that specify that the board of directors may examine the nonfinancial effects of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Advisor and the Subadvisors generally vote against proposals to adopt such charter provisions. Directors should base their decisions solely on the financial interests of the shareholders.

SPIN-OFFS

The Advisor and the Subadvisors evaluate spin-offs on a case-by-case basis taking into account the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES

The Advisor and the Subadvisors evaluate asset sales on a case-by-case basis taking into account the impact on the balance sheet/working capital, value received for the assets, and potential elimination of diseconomies.

LIQUIDATIONS

The Advisor and the Subadvisors evaluate liquidations on a case-by-case basis taking into account management’s efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

ISSUANCE OF DEBT (NON-U.S.)

The Advisor and Subadvisors evaluate these proposals on a case-by-case basis. Reasons for increased bank borrowing powers are numerous and varied, including allowing for normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense. We generally vote in favor of proposals that will enhance a company’s long-term prospects. We vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, issuances that would result in the company reaching an unacceptable level of financial leverage or a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.

AUDITOR PROPOSALS

RATIFICATION OF AUDITORS

The Advisor and the Subadvisors generally vote for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company prior to the meeting;

•	the auditors are being changed without explanation; or

•	fees paid for non-audit related services are excessive and/or exceed fees paid for audit services or limits set in local best practice recommendations or law.

Where fees for non-audit services include fees related to significant one-time capital structure events, initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.

AUDITOR ROTATION

The Advisor and the Subadvisors evaluate auditor rotation proposals on a case-by-case basis taking into account the following factors: the tenure of the audit firm; establishment and disclosure of a review process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

AUDITOR INDEMNIFICATION

The Advisor and the Subadvisors generally vote against auditor indemnification and limitation of liability. However, the Advisor and the Subadvisors recognize there may be situations where indemnification and limitations on liability may be appropriate.

ANNUAL ACCOUNTS AND REPORTS (NON-U.S.)

Annual reports and accounts should be detailed and transparent and should be submitted to shareholders for approval in a timely manner as prescribed by law. They should meet accepted reporting standards such as those prescribed by the International Accounting Standards Board (IASB).

The Advisor and Subadvisors approve proposals relating to the adoption of annual accounts provided that:

•	the report has been examined by an independent external accountant and the accuracy of material items in the report is not in doubt;

•	the report complies with legal and regulatory requirements and best practice provisions in local markets;

•	the company discloses which portion of the remuneration paid to the external accountnt relates to auditing activities and which portion relates to non-auditing advisory assignments;

•	a report on the implementation of risk management and internal control measures is incorporated, inclusing an in-control statement from company management;

•

a report should include a statement of compliance with relevant codes of best practice for markets where they exist (e.g. for UK companies a statement of compliance with the Corporate Governance Code should be made, together with detailed explanations about any area(s) of non-compliance);

•	a conclusive response is given to all queries from shareholders; and

•	other concerns about corporate governance have not been identified.

APPOINTMENT OF INTERNAL STATUTORY AUDITOR (JAPAN)

The Advisor and Subadvisors evaluate these proposals on a case-by-case basis taking into account the work history of each nominee. If the nominee is designated as independent but has worked the majority of his or her career for one of the company’s major shareholders, lenders, or business partners, we consider the nominee affiliated and will withhold support.

SHAREHOLDER ACCESS AND VOTING PROPOSALS

PROXY ACCESS

The Advisor and the Subadvisors review proxy access proposals on a case-by-case basis taking into account the parameters of proxy access use in light of a company’s specific circumstances. The Advisor and the Subadvisors generally support proposals that provide shareholders with a reasonable opportunity to use the right without stipulating overly restrictive or onerous parameters for use and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company or investors seeking to take control of the board.

BYLAW AMENDMENTS

The Advisor and the Subadvisors vote on a case-by-case basis on proposals requesting companies grant shareholders the ability to amend bylaws. Similar to proxy access, the Advisor and Subadvisors generally support proposals that provide assurances that this right will not be subject to abuse by short-term investors or investors without a substantial investment in a company.

REIMBURSEMENT OF PROXY SOLICITATION EXPENSES

In the absence of compelling reasons, the Advisor and the Subadvisors will generally not support such proposals.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

The Advisor and the Subadvisors vote on a case-by-case basis on proposals requesting companies amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

The Advisor and the Subadvisors generally vote against proposals to allow or facilitate shareholder action by written consent to provide reasonable protection of minority shareholder rights.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

The Advisor and the Subadvisors generally vote for proposals that seek to fix the size of the board and vote against proposals that give the board the ability to alter the size of the board without shareholder approval. While the Advisor and the Subadvisors recognize the importance of such proposals, these proposals may be set forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to management of the company.

CUMULATIVE VOTING

Having the ability to cumulate votes for the election of directors (i.e., to cast more than one vote for a director) generally increases shareholders’ rights to effect change in the management of a company. However, the Advisor and the Subadvisors acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. Therefore, when voting on proposals to institute cumulative voting, the Advisor and the Subadvisors evaluate all facts and circumstances surrounding such proposal and generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.

SUPERMAJORITY VOTE REQUIREMENTS

The Advisor and the Subadvisors generally support proposals that seek to lower supermajority voting requirements.

CONFIDENTIAL VOTING

The Advisor and the Subadvisors vote for proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as such proposals permit management to request that dissident groups honor its confidential voting policy in the case of proxy contests.

DATE/LOCATION OF MEETING

The Advisor and the Subadvisors vote against shareholder proposals to change the date or location of the shareholders’ meeting.

ADJOURN MEETING IF VOTES ARE INSUFFICIENT

The Advisor and the Subadvisors generally vote against open-end requests for adjournment of a shareholder meeting. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

DISCLOSURE OF SHAREHOLDER PROPONENTS

The Advisor and the Subadvisors vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

ENVIRONMENTAL AND SOCIAL PROPOSALS

The Advisor and the Subadvisors believe that well-managed companies should be evaluating and assessing how environmental and social matters may enhance or protect shareholder value. However, because of the diverse nature of environmental and social proposals, we evaluate these proposals on a case-by-case basis. The principles guiding the evaluation of these proposals are whether implementation of a proposal is likely to enhance or protect shareholder value and whether a proposal can be implemented at a reasonable cost.

ENVIRONMENTAL PROPOSALS

The Advisors and Subadvisors acknowledge that environmental considerations can pose significant investment risks and opportunities. Therefore, we generally vote in favor of proposals requesting a company disclose information that will aid in the determination of shareholder value creation or destruction, taking into consideration the following factors:

•	Whether the issues presented have already been effectively dealt with through governmental regulation or legislation;

•	Whether the disclosure is available to shareholders from the company or from a publicly available source; and

•	Whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

SOCIAL PROPOSALS

The Advisors and Subadvisors believe board and workforce diversity are beneficial t the decision-making process and can enhance long-term profitability. Therefore, we generally vote in favor of proposals that seek to increase board and workforce diversity. We vote all other social proposals on a case-by-case basis, including, but not limited to, proposals related to political and charitable contributions, lobbying, and gender equality and the gender pay gap.

MISCELLANEOUS PROPOSALS

BUNDLED PROPOSALS

The Advisor and the Subadvisors review on a case-by-case basis bundled or “conditioned” proposals. For items that are conditioned upon each other, the Advisor and the Subadvisors examine the benefits and costs of the bundled items. In instances where the combined effect of the conditioned items is not in shareholders’ best interests, the Advisor and the Subadvisors vote against such proposals. If the combined effect is positive, the Advisor and the Subadvisors support such proposals. In the case of bundled director proposals, the Advisor and the Subadvisors will vote for the entire slate only if the Advisor and the Subadvisors would have otherwise voted for each director on an individual basis.

OTHER BUSINESS

Cohen & Steers generally vote against proposals to approve other business where the Advisor and the Subadvisors cannot determine the exact nature of the proposal(s) to be voted.

APPENDIX B

RATING CATEGORIES

The following is a description of certain ratings assigned by Standard & Poor (“S&P”), Moody’s and Fitch Ratings (“Fitch”).

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	likelihood of payment;

•	capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	nature of and provisions of the obligation, and the promise we impute;

•

protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

An “NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due unless S&P believes that such payments will be made within any stated grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings Definitions

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

•	amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody’s

Long-Term Obligation Ratings and Definitions

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

Obligations rated “B” are considered speculative and are subject to high credit risk.

Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Corporate Finance Obligations—Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity’s issuer rating.

AAA: Highest credit quality: “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality: “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality: “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality: “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative: “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk: Default is a real possibility.

CC: Very high levels of credit risk: Default of some kind appears probable.

C: Exceptionally high levels of credit risk: Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default: “RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a distressed debt exchange on one or more material financial obligations.

D: Default: “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “B.”

Structured, Project & Public Finance Obligations—Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest credit quality: “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality: “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality: “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality: “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative: “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative: “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk: “C” indicates that default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•

the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: “F1” indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

Good short-term credit quality: “F2” indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: “F3” indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: “B” indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: “C” indicates that default is a real possibility.

Restricted default: “RD” indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

Default: “D” indicates a broad-based default event for an entity, or the default of a short-term obligation.

MULTIFDSAI-032022